UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant  ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
OLIN CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
190 CARONDELET PLAZA, SUITE 1530, CLAYTON, MISSOURI 63105 USA

March 20, 2026
Dear Olin Shareholder:
We cordially invite you to attend our 2026 annual meeting of shareholders (annual meeting) on April 30, 2026.
This booklet includes the notice of the annual meeting and proxy statement, which describes the business we will conduct at the annual meeting and provides information about Olin that you should consider when you vote your shares. We have not planned a communications segment or any presentations for the 2026 annual meeting.
Whether or not you plan to attend, it is important that your shares are represented and voted at the annual meeting. If you do not plan to attend the annual meeting, you may vote your shares online, by telephone or if you received paper copies of our proxy materials by completing, signing and dating and returning a proxy card in the postage paid envelope provided. Even if you plan on attending the annual meeting in person, we encourage you to vote your shares by submitting your proxy in advance of the annual meeting.
At last year’s annual meeting more than 91% of our shares were represented in person or by proxy. We hope for the same high level of representation at this year’s meeting and we urge you to vote as soon as possible.

Sincerely,

William H. Weideman
Chairman of the Board

YOUR VOTE IS IMPORTANT We urge you to promptly vote your shares online, by telephone or by completing, signing and dating and returning a proxy card in the postage prepaid envelope.
OLIN CORPORATION
Notice of Annual Meeting of Shareholders

Time:	8:00 a.m. (Central Time)

Date:	Thursday, April 30, 2026

Place:	The Plaza in Clayton Office Tower
190 Carondelet Plaza
Suite 1375
Clayton, MO 63105 USA

Purpose:	To consider and act upon the following:
(1)Election of eight directors, all of whom are identified in the proxy statement.
(2)Approval of the Olin Corporation 2026 Long Term Incentive Plan.
(3) Conduct an advisory vote to approve the compensation for named executive officers.
(4) Ratification of the appointment of the independent registered public accounting firm for 2026.
(5) Such other business that is properly presented at the meeting.

Who May Vote:	You may vote if you were a record owner of Olin common stock at the close of business on March 2, 2026.

By Order of our Board of Directors:

Inchan Hwang
Secretary
Clayton, Missouri
March 20, 2026
i

PROXY STATEMENT TABLE OF CONTENTS	Page
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS ...................................................	1
GENERAL QUESTIONS ............................................................................................................................................................	1
VOTING .........................................................................................................................................................................................	3
MISCELLANEOUS ......................................................................................................................................................................	5
CERTAIN BENEFICIAL OWNERS ..........................................................................................................................................	7

ITEM 1—PROPOSAL FOR THE ELECTION OF DIRECTORS ..........................................................................................	8
Director Nominee Composition, Skills and Experience Matrix .........................................................................................	9
Business Experience of Nominees ......................................................................................................................................	10

CORPORATE GOVERNANCE MATTERS ............................................................................................................................	15
How Many Meetings Did Board Members Attend? ............................................................................................................	15
Which Board Members Are Independent? ..........................................................................................................................	15
Does Olin Have Corporate Governance Guidelines and a Code of Conduct? .............................................................	16
Does Olin Have an Insider Trading Policy? .........................................................................................................................	16
Does Olin Prohibit Hedging and Pledging of Its Stock by Insiders?................................................................................	17
Do Olin’s Board and Committees Conduct Evaluations? ..................................................................................................	17
What Are our Board Committees? ........................................................................................................................................	17
Compensation Committee Interlocks and Insider Participation .......................................................................................	19
What Is Olin’s Director Nomination Process? .....................................................................................................................	20
What Is our Board Leadership Structure? ...........................................................................................................................	20
How Does our Board Oversee Olin’s Risk Management Process? ................................................................................	21
REPORT OF OUR AUDIT COMMITTEE ................................................................................................................................	22
SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS ............................................................................................	23
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ......................................................................................	23
DELINQUENT SECTION 16(a) REPORTS ............................................................................................................................	24
CORPORATE RESPONSIBILITY ............................................................................................................................................	24
EXECUTIVE OFFICERS ............................................................................................................................................................	26
COMPENSATION DISCUSSION AND ANALYSIS ..............................................................................................................	28
EXECUTIVE COMPENSATION ................................................................................................................................................	39
DIRECTOR COMPENSATION ..................................................................................................................................................	50
PAY RATIO DISCLOSURE .......................................................................................................................................................	52
PAY VERSUS PERFORMANCE ..............................................................................................................................................	52

ITEM 2—PROPOSAL TO APPROVE THE OLIN CORPORATION 2026 LONG TERM INCENTIVE PLAN .............	55
Vote Required for Approval ..................................................................................................................................................	62

ITEM 3—PROPOSAL TO CONDUCT AN ADVISORY VOTE TO APPROVE THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS ...................................................................................................................................	62
Vote Required for Approval ..................................................................................................................................................	63

ITEM 4—PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................................................................................................................................................................	63
Vote Required for Approval ..................................................................................................................................................	64

APPENDIX A—OLIN CORPORATION 2026 LONG TERM INCENTIVE PLAN ..............................................................	A-1

OLIN CORPORATION
PROXY STATEMENT
____________________
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 2026
Olin’s Notice of the 2026 Annual Meeting of Shareholders and Proxy Statement and 2025 Annual Report on
Form 10-K are available at www.olin.com/proxy.
GENERAL QUESTIONS
Why did I receive a notice in the mail regarding the availability of proxy materials instead of printed copies of the proxy materials?
In accordance with rules adopted by the U.S. Securities and Exchange Commission (SEC), we may furnish proxy materials to the shareholders by providing access to these documents online instead of mailing printed copies. Unless you are a participant in the Olin Corporation Retirement Savings Plan (RSP), you will not receive printed copies of the materials unless you request them. Instead, we mailed you the notice regarding the availability of proxy materials (notice)
(unless you have previously consented to electronic delivery or already requested to receive printed copies), which describes how you may access and review all of the proxy materials online. The notice regarding the availability of proxy materials provides instructions as to how shareholders can access the proxy materials online, contains a listing of matters to be considered at the meeting, and sets forth instructions as to how shares can be voted. Shares must be voted either in person, online, by telephone, or by completing and returning a proxy card. Shares cannot be voted by marking, writing on and/or returning the notice regarding the availability of proxy materials. Any notices regarding the availability of proxy materials that are returned will not be counted as votes. Instructions for requesting a paper copy of the proxy materials are included on the notice regarding the availability of proxy materials.
This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if you prefer to receive printed proxy materials via mail or receive an e-mail with links to the electronic materials, please follow the instructions included on the notice regarding the availability of proxy materials.
Why did I receive this proxy statement?
You received this proxy statement because you owned shares of Olin common stock, $1 par value per share, which we sometimes refer to as common stock or shares, at the close of business on March 2, 2026. Olin’s Board of
Directors (Board) is asking you to vote at the annual meeting FOR each of our director nominees identified in Item 1, and
FOR Items 2, 3 and 4 listed in the notice of the annual meeting of shareholders. This proxy statement describes the matters on which we would like you to vote and provides information so that you can make an informed decision.
When was the notice regarding the availability of proxy materials distributed to shareholders?
We began to distribute the notice regarding the availability of proxy materials to shareholders via mail and email on or about March 20, 2026.
When was this proxy material mailed to shareholders?
We began to mail the proxy statement and form of proxy to shareholders on or about March 20, 2026.
What if I have questions?
If you have questions, please write them down and send them to the Office of the Secretary at Olin Corporation,
190 Carondelet Plaza, Suite 1530, Clayton, MO 63105 USA.

What will I be voting on?
You will be voting on:
(1)the election of eight directors identified in this proxy statement;
(2)the approval of the Olin Corporation 2026 Long Term Incentive Plan (2026 LTIP);
(3)an advisory vote to approve the compensation for named executive officers (NEOs);
(4)the ratification of the appointment of KPMG LLP (KPMG) as Olin’s independent registered public accounting firm for 2026; and
(5)any other business properly presented at the annual meeting.
Could other matters be voted on at the annual meeting?
As of March 20, 2026, the items listed in the preceding question are the only matters being considered. If any other matters are properly presented for action, the persons acting as proxies will vote each proxy in accordance with their good faith business judgment as to what is in the best interests of Olin.
How does Olin’s Board recommend I vote on the proposals?
Our Board recommends a vote FOR each of the director nominees identified in Item 1, and FOR Items 2, 3 and 4.
What is a broker non-vote?
A broker non-vote occurs when brokers, banks or other nominees holding shares for a beneficial owner have discretionary authority to vote on “routine” matters brought before a shareholder meeting, but the beneficial owner of the shares fails to provide the broker, bank or other nominee with specific instructions on how to vote on any “non-routine”
matters brought to a vote at the shareholders meeting.
Brokers, banks and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of KPMG as Olin’s independent registered public accounting firm. A broker, bank or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include the election of directors, the approval of the Olin Corporation 2026 LTIP and the approval, on a non-binding advisory basis, of the compensation paid to Olin’s NEOs. If you are a shareholder that holds shares through an account with a broker, bank or other nominee, please provide specific voting instructions to your broker, bank or other nominee.
Consequently, if you do not submit any voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may exercise its discretion to vote your shares only on the proposal to ratify the appointment of
KPMG. If you do not direct your broker, bank or other nominee as to how your shares should be voted, your shares will constitute broker non-votes on each of the other proposals. Broker non-votes will count for purposes of determining whether a quorum exists, but will not be counted as votes cast with respect to such proposals.
What do I need to do to attend the annual meeting in person?
Each attendee must bring a valid, government-issued photo ID, such as a driver’s license or passport, and verification of Olin common stock ownership. For a shareholder of record (a shareholder with a stock certificate or who holds shares in an account with our transfer agent, EQ Shareowner Services) or RSP participant, please bring your notice of the annual meeting or the upper half of your proxy card. If you hold your shares in an account with a broker, bank or other nominee (i.e., your shares are held in street name), please bring the notice or voting instruction form you received from your broker, bank or other nominee. You may also bring your brokerage or bank account statement reflecting your
Olin common stock ownership as of March 2, 2026, the record date for voting. If you hold your shares through a broker, bank or other nominee, you will not be permitted to vote at the meeting without obtaining a “legal proxy” from that nominee.

Please note that cameras, sound or video recording equipment, mobile phones and other similar devices, as well as purses, briefcases, backpacks and packages, will not be allowed in the meeting room. No one will be admitted to the meeting once it begins.
VOTING
Who can vote?
All shareholders of record at the close of business on March 2, 2026, are entitled to vote at the annual meeting.
How many votes can be cast by all shareholders?
At the close of business on March 2, 2026, the record date for the annual meeting, we had 113,857,037 outstanding shares of common stock. Each shareholder on the record date may cast one vote for each full share owned.
The presence in person or by proxy of the holders of a majority of such outstanding shares constitutes a quorum. If a share is present for any purpose at the meeting, it is deemed to be present for the transaction of all business. Abstentions and shares held in street name (broker shares) that are voted on any matter will be included in determining the number of votes present. Broker shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present.
How do I vote if I am not the shareholder of record?
If you are not the shareholder of record but hold shares through an account with a broker, bank or other nominee, the broker, bank or other nominee may have special voting instructions that you should follow. Please see the materials sent to you by your broker, bank or other nominee for information on how to vote your shares.
If you want to vote in person at the annual meeting, and you own Olin common stock in an account with a broker, bank or other nominee, you must obtain a legal proxy from that party in their capacity as owner of record for your shares and bring the legal proxy to the annual meeting.
How do I vote if I am the shareholder of record?
You may vote either in person at the annual meeting or by proxy. To vote by proxy, you must select one of the following options:
•Vote online:
•Access the website listed in the proxy materials you received.
•Have the notice regarding the availability of proxy materials and/or your proxy card in hand.
•Follow the instructions provided on the website.
•Submit the electronic proxy before the required deadline (April 27, 2026 at 11:59 p.m. Eastern Time for
RSP participants and April 29, 2026 at 11:59 p.m. Eastern Time for all other shareholders).
•Vote by telephone:
•Call the numbers listed in the proxy materials you received.
•Have the notice regarding the availability of proxy materials and/or your proxy card in hand.
•Follow and comply with the recorded instructions by the applicable deadline (April 27, 2026 at 11:59 p.m.
Eastern Time for RSP participants and April 29, 2026 at 11:59 p.m. Eastern Time for all other shareholders).
•Vote by proxy card:
•Complete all of the required information on the proxy card.

•Sign and date the proxy card.
•Return the proxy card in the postage paid envelope provided. We must receive the proxy card no later than April 27, 2026 for RSP participants or no later than April 29, 2026 for all other shareholders, for your vote to be counted.
If you vote in a timely manner online or by telephone, you do not need to return the proxy card for your vote to count.
Where can I access an electronic copy of the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025?
You may access an electronic, searchable copy of the Proxy Statement and the Annual Report on Form 10-K for
the year ended December 31, 2025, at www.olin.com/proxy.
How are votes counted?
If you specifically mark the proxy card (or vote online or by telephone) and indicate how you want your vote to be cast regarding any matter, your directions will be followed. If you sign and submit the proxy card but do not specifically mark it with your instructions as to how you want to vote, the proxy will be voted FOR the election of our director nominees named in Item 1, and FOR Items 2, 3 and 4. If you submit a proxy card marked “abstain” on any item, your shares will not be voted on that item so marked and your vote will not be included in determining the number of votes cast on that matter.
Broker shares that are not voted in the election of director nominees in Item 1 or on Items 2 or 3 will not be included in determining the number of votes cast on those matters.
As of the date of this proxy statement, our Board knows of no business other than that set forth above to be transacted at the annual meeting, but if other matters requiring a vote do arise, it is the intention of the persons acting as proxies to whom you are granting your proxy to vote in accordance with their good faith business judgment as to what is in the best interests of Olin on such matters.
EQ Shareowner Services tabulates the shareholder votes and provides an independent inspector of election as part of its services as our registrar and transfer agent.
Can I change my vote?
Yes. If you are a shareholder of record, you can revoke a proxy or change your vote before the completion of voting at the meeting by:
•casting a new vote online or by telephone;
•submitting another written proxy with a later date;
•sending a written notice of the change in your voting instructions to the Office of the Secretary at Olin
Corporation, 190 Carondelet Plaza, Suite 1530, Clayton, MO 63105 USA if received no later than April 27,
2026 for RSP participants or no later than April 29, 2026 for all other shareholders; or
•revoking the grant of a previously submitted proxy and voting in person at the annual meeting. Please note that your attendance at the annual meeting itself will not revoke a proxy.
If your shares are held in street name, you should follow the instructions provided by your broker, bank or other nominee to revoke or change your voting instructions.
When are the votes due?
Proxies submitted by shareholders online or by telephone will be counted in the vote only if they are received no later than April 29, 2026 by 11:59 p.m. Eastern Time. Shares voted using a proxy card will be counted in the vote only if we receive your proxy card no later than April 29, 2026 by 11:59 p.m. Eastern Time. Proxies submitted by RSP participants will be counted in the vote only if they are received by mail, online or by telephone no later than April 27, 2026 by 11:59 p.m. Eastern Time.

How do I vote my shares held in the Olin Retirement Savings Plan?
On March 2, 2026, our RSP held 1,267,968 shares of our common stock. Empower Annuity Insurance Company of America serves as the Trustee of our RSP. If you are a RSP participant, you may instruct our RSP Trustee on how to vote shares of common stock credited to your RSP account on the items of business listed on the proxy card by voting online, by telephone or by indicating your instructions on your proxy card and completing, signing and dating and returning the proxy card in the postage paid envelope provided. The Trustee will vote shares of common stock held in our RSP for which they do not receive voting instructions in the same manner proportionately as they vote the shares of common stock for which they do receive instructions. In order for your instructions to be counted by the Trustee, your vote must be received by the Trustee no later than April 27, 2026 at 11:59 p.m. Eastern Time.
How do I vote my shares held in the Automatic Dividend Reinvestment Plan?
EQ Shareowner Services is our registrar and transfer agent and administers our Automatic Dividend
Reinvestment Plan. If you participate in our Automatic Dividend Reinvestment Plan, EQ Shareowner Services will vote any shares of common stock that it holds for you in accordance with your instructions indicated on the proxy card you complete, sign, date and return or the vote you make online or by telephone if received no later than April 29, 2026 at
11:59 p.m. Eastern Time. If you do not submit a proxy card for your shares of record or vote online or by telephone, EQ
Shareowner Services will not vote your dividend reinvestment shares.
MISCELLANEOUS
Can I contact Board members directly?
Our Audit Committee has established the following methods for shareholders or other interested parties to communicate directly with our Board and/or its members.
•Mail—Letters may be addressed to our Board or to an individual Board member as follows:
The Olin Board or (Name of the director)
c/o Office of the Secretary
Olin Corporation
190 Carondelet Plaza, Suite 1530
Clayton, MO 63105 USA
•E-mail—You may send an e-mail message to Olin’s Board at the following address: odirectors@olin.com. In addition, you may send an e-mail message to an individual Board member by addressing the e-mail using the first initial of the director’s first name combined with his or her last name in front of @olin.com.
•Telephone—Olin has established a safe and confidential process for reporting, investigating and resolving employee and other third party concerns. Shareholders or other interested parties may also use this Help-
Line to communicate with one or more directors on any Olin matter. The Olin Help-Line is operated by an independent, third party service 24 hours a day, 7 days a week. In the United States and Canada, the Olin
Help-Line can be reached by dialing toll-free 800-362-8348. Callers outside the United States and Canada can find toll-free numbers for several countries available under “Dialing Options” at www.OlinHelp.com or can reach the Olin Help-Line by calling the United States collect at 770-810-1127.
Who pays for this proxy solicitation?
Olin will pay the entire expense of this proxy solicitation.
Who solicits the proxies and what is the cost of this proxy solicitation?
Our Board is soliciting the proxies on behalf of Olin. Olin will reimburse brokers, banks and other nominees for their expenses in forwarding proxy solicitation materials to holders.

How will the proxies be solicited?
Our directors, officers and employees may solicit proxies by personal interview, e-mail, mail and telephone, and we will request brokerage houses and other custodians, brokers and other agents to forward proxy solicitation materials to the beneficial owners of Olin common stock for whom they hold shares.
How can I submit a shareholder proposal at the 2027 annual meeting?
If you want to present a proposal for consideration at the 2027 annual meeting without including your proposal in the proxy statement, you must deliver a written notice containing the information required by Olin’s Bylaws to the Office of the Secretary at Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton, MO 63105 USA no earlier than December
2, 2026 and no later than January 1, 2027, and also comply with other applicable requirements described in Olin’s Bylaws.
If you want to present a proposal to be considered for inclusion in the proxy statement for the 2027 annual meeting, you must deliver a written notice to the Office of the Secretary at Olin Corporation, 190 Carondelet Plaza, Suite
1530, Clayton, MO 63105 USA no later than November 21, 2026, and also comply with other applicable requirements under the SEC Rule 14a-8.
How can I recommend a director for the slate of candidates to be nominated by Olin’s Board for election at the
2027 annual meeting?
You can suggest that our Nominating and Governance Committee consider a person for inclusion in the slate of candidates to be proposed by our Board for election at the 2027 annual meeting. A shareholder can recommend a person by delivering written notice to the Office of the Secretary at Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton,
MO 63105 USA no later than October 22, 2026. The notice must include the information described under the heading
“What Is Olin’s Director Nomination Process?” on page 20, and must be sent to the address indicated under that heading.
Our Board is not required to include such nominee in our proxy statement.
How can I directly nominate a director for election to the Board at the 2027 annual meeting?
Our Bylaws set forth the procedures that a shareholder must follow to nominate a candidate for election as a director.  You may directly nominate an individual for election to our Board at the 2027 annual meeting by delivering a written notice of the nomination containing the information required by Olin’s Bylaws to the Office of the Secretary at Olin
Corporation, 190 Carondelet Plaza, Suite 1530, Clayton, MO 63105 USA no earlier than December 2, 2026 and no later than January 1, 2027, and also complying with the applicable requirements relating to the inclusion of shareholder nominees as described in Olin’s Bylaws, including the requirements under the SEC Rule 14a-19 and the delivery of a written notice that includes the proposing shareholder and nominee information, representations, undertakings and agreements.
How can I obtain shareholder information?
Shareholders may contact EQ Shareowner Services, our registrar and transfer agent, who also manages our
Dividend Reinvestment Plan at:
EQ Shareowner Services
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120-4100 USA
Telephone: 800-401-1957
Online: www.shareowneronline.com, click on “contact us.”
Shareholders can sign up for online account access through EQ Shareowner Services for fast, easy and secure access 24 hours a day, 7 days a week for future proxy materials, tax documents and more. To sign up log on to
www.shareowneronline.com where step-by-step instructions will prompt you through enrollment or you may call
800-401-1957 from the United States or 651-450-4064 from outside the United States for customer service.
How do you handle proxy materials for shareholders in the same household?
We are required to provide an annual report and proxy statement or notice of availability of these materials to all shareholders of record.  If you have more than one account in your name or at the same address as other shareholders,
Olin or your broker may discontinue mailings of multiple copies.  If you received only one copy of this proxy statement and the annual report or notice of availability of these materials and wish to receive a separate copy for each shareholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to the Secretary at Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton, MO 63105 USA or by calling
1-800-468-9716. If you request a separate copy of an annual report and proxy statement, they will be mailed to you promptly.
CERTAIN BENEFICIAL OWNERS
Except as listed below, to our knowledge, no person beneficially owned more than 5% of our common stock as of
March 2, 2026. For each entity included in the table below, percentage ownership is calculated by dividing the number of shares reported as beneficially owned by such entity by the 113,857,037 shares of our common stock outstanding on
March 2, 2026.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Hotchkis & Wiley Capital Management, LLC ...............................................................................	15,278,245 (a)	13.4%
601 S. Figueroa Street, 39th Fl
Los Angeles, CA 90017
BlackRock, Inc. .................................................................................................................................	10,453,992 (b)	9.2%
55 East 52nd Street
New York, NY 10055
Fuller & Thaler Asset Management, Inc. .......................................................................................	6,384,744 (c)	5.6%
411 Borel Avenue, Suite 300
San Mateo, CA 94402
____________________
(a)Based on Amendment No. 4 to Schedule 13G filed February 17, 2026, as of December 31, 2025.
(b)Based on Amendment No. 20 to Schedule 13G filed April 17, 2025, as of March 31, 2025.
(c)Based on Schedule 13G filed May 14, 2025, as of March 31, 2025.

ITEM 1—PROPOSAL FOR THE ELECTION OF DIRECTORS

Who are the individuals nominated by Olin’s Board to serve as directors?
Each director nominee will be elected annually for a one-year term ending at the next annual meeting (in this case, the 2027 annual meeting) and until his or her successor is elected and qualified or until his or her earlier death, resignation, disqualification or removal.
Our Board has nominated Beverley A. Babcock, Edward M. Daly, Matthew S. Darnall, Kenneth T. Lane, Julie A.
Piggott, Earl L. Shipp, William H. Weideman, and Carol A. Williams to serve as directors for a one-year term expiring at our 2027 annual meeting. All nominees are presently Olin directors who were elected by Olin shareholders at the 2025 annual meeting. Mr. Anthony Will, age 60, who has served as a member of our Board since 2021, will retire from our
Board following the completion of his current term. As a result, our Board will be reduced to eight members on the date of the 2026 annual meeting. Proxies cannot be voted for a greater number of individuals than the number of nominees.
Our Board expects that all of the nominees recommended by it will be able to serve as directors. If any nominee is unable to accept election, a proxy voting in favor of such nominee will be voted for the election of a substitute nominee selected by our Board, unless our Board reduces the number of directors.
Our Board recommends a vote FOR the election of Beverley A. Babcock, Edward M. Daly, Matthew S.
Darnall, Kenneth T. Lane, Julie A. Piggott, Earl L. Shipp, William H. Weideman, and Carol A. Williams as directors.
How many votes are required to elect a director?
A nominee will be elected as a director by a majority of the votes cast. A majority of the votes cast means that the number of votes FOR a nominee must exceed the number of votes AGAINST that nominee. Abstentions and broker shares that are not voted in the election of directors (broker non-votes) will not be included in determining the number of votes cast and will not affect the outcome of the vote in the election of directors.

Director Nominee Composition, Skills and Experience Matrix
Our Nominating and Governance Committee, and our full Board, periodically review the experience and skills that they believe are desirable to be represented on our Board in the context of the current Board composition, and that otherwise align with our businesses and operations. Below is a summary of the composition of our director nominees, followed by a summary of the significant experience and skills possessed by our director nominees.

Limited skill / experience	Some skill / experience	Very skilled / experienced

Senior Leadership Experience (CEO, President or other C-Suite Role)	12%	88%
Significant experience leading and operating in large, complex businesses, including developing, implementing and assessing business plans and strategies

Global Business Experience	25%	75%
Significant experience developing and managing business in markets around the World and/or as part of a global business leadership team

Financial Experience	37%	63%
Significant experience making capital decisions, reviewing and analyzing financial information and reports, understanding financial markets and investment decision- making

Risk Management Experience	37%	63%
Significant experience identifying, prioritizing and managing risks, including strategic, operational, compliance, cyber-security, and environmental, health and safety

Corporate Governance / Public Company Experience	25%	12%	63%
Significant experience with corporate governance planning, management accountability, ESG implementation, reporting obligations and regulatory compliance

Operations / Technology Experience	12%	50%	38%
Significant experience in complex manufacturing, engineering, logistics and/or chemical operations, EHS requirements, driving productivity initiatives and information technology solutions

Commodity / Cyclical Business Experience	25%	75%
Significant experience in managing commodity or cyclical businesses

Marketing / Sales Experience	25%	63%	12%
Significant experience enhancing sales into existing markets and developing new markets and products

Corporate Development / Strategic Planning Experience	63%	37%
Significant experience with implementing and reviewing strategic plans and processes, including acquisitions, divestitures, joint ventures and other opportunities

Human Capital / Executive Compensation / Talent Management	63%	37%
Significant experience with executive development, performance and compensation planning and analysis, human capital management and ESG social elements

Defense / Senior Management Experience	88%	12%
Leadership roles held within military, national security, or defense contracting organizations.

Business Experience of Nominees
Set forth on the following pages are descriptions of the business experience of each director nominee, including a brief summary of the specific experience, qualifications, attributes and skills that led our Board to conclude that these individuals should serve as our directors.  Ages are reflected as of the date of our annual meeting (April 30, 2026).
NOMINEES FOR ONE YEAR TERMS EXPIRING IN 2027

Beverley A. Babcock
Director Since: June 2019
Independent
Age: 65
•Olin Committees: Chair of the Audit Committee; Member of the Executive Committee
•‘Audit Committee Financial Expert’ under applicable SEC rules
•Former Chief Financial Officer and Senior Vice President, Finance and Administration
and Controller of Imperial Oil Limited
•Former Assistant Controller and Vice President, Corporate Financial Services of
ExxonMobil Corporation
•Former Member of NYSE Listed Company Advisory Board
•Member of the Chartered Professional Accountants of Canada
•Director of Westinghouse Air Brake Technologies Corporation
Ms. Babcock brings a combination of extensive global financial, accounting and treasury management experience, and relevant industry experience to Olin’s Board.
Ms. Babcock retired in May 2018 as Chief Financial Officer and Senior Vice President, Finance and
Administration and Controller of Imperial Oil Limited, a publicly-held Canadian petroleum company with 69.6% ownership by ExxonMobil Corporation, a position she held since September 2015. Prior to that, Ms. Babcock served as Vice President, Corporate Financial Services from 2013 to 2015,
Assistant Controller, Corporate Accounting Services from 2011 to 2013, and in various other senior leadership positions from 1998 to 2013, all at ExxonMobil Corporation. Earlier in her career, she was an Auditor of Clarkson Gordon, which became part of Ernst & Young. Ms. Babcock is a former member of the NYSE Listed Company Advisory Board and is a member of the Chartered
Professional Accountants of Canada.
Ms. Babcock serves on the Board of Directors of Westinghouse Air Brake Technologies Corporation.
Additionally, Ms. Babcock serves on the Board of Directors of Forté Foundation, a non-profit consortium of leading companies and top business schools working together to launch women into fulfilling, significant careers in business.
Ms. Babcock earned a Bachelor’s degree from Queen’s University and a master’s degree in business administration from McMaster University.

Edward M. Daly
Director Since: March 2025
Independent
Age: 60
•Olin Committees: Compensation Committee
•Former 20th Commanding General (four-star general) of the U.S. Army Materiel
Command
•Director of SkyWater Technology, Inc.
General (Retired) Daly’s leadership positions in the U.S. Army brings valuable insight and understanding of the defense industry and national security priorities to Olin’s Board.
Gen. Daly retired from the U.S. Army in 2023 after 36 years of honorable service. In his final assignment, he served as the 20th Commanding General of the U.S. Army Materiel Command. In
this role, he led one of the Army’s largest commands with 190,000 Military and Department of the
Army Civilians and Contractors and was responsible for an annual budget of more than $50B. As the
U.S. Army’s senior logistician, Gen. Daly led Army logistics worldwide, global foreign military sales, and initial materiel fielding efforts in support of Ukraine as well as the Army's Organic Industrial Base and Infrastructure Modernization initiatives.
Gen. Daly is a member of the Board of Directors of SkyWater Technology, and the Chair of its Risk
Management Committee and a member of its Compensation Committee. He is also the founder and
Chairman of the board of Virtus 9 Corporation, an integrated logistics solutions provider to U.S.
military partners and allies, and is the president of Daly Consulting & Logistics, LLC, a supply chain and logistics consulting firm.
Gen. Daly graduated from the United States Military Academy in 1987. He earned Master’s Degrees in Business Administration from Gonzaga University and in Strategic Studies from the U.S. Army
War College. He is the only career Logistics 4-Star General to graduate from the United States
Military Academy at West Point since its founding in 1802.

Matthew S. Darnall
Director Since: September 2021
Independent
Age: 63
•Olin Committees: Audit Committee; Nominating and Governance Committee
•Former Managing Director, Industrials Group of The Goldman Sachs Group, Inc.
Mr. Darnall brings significant investment banker expertise and merger and acquisitions, capital structure and allocation, and corporate structure and reorganization experience to Olin’s Board of
Directors.
Mr. Darnall retired in July 2021 from his position as Managing Director, Industrials Group of The
Goldman Sachs Group, Inc. (a leading financial institution), a position he held since 2003. Over a
36-year career at Goldman Sachs, Mr. Darnall advised companies on corporate financial matters and mergers and acquisitions transactions within the Communications, Media and Entertainment
Group from 1994 to 2003; Energy and Power Group from 1990 to 1994; Midwest Regional
Coverage Group from 1988 to 1990 and as an Analyst in the Mergers and Acquisitions Group from
1985 to 1988.
Mr. Darnall serves on the Board of Trustees of DePauw University, and also on the Board of Trustee of Glenwood Academy.
Mr. Darnall earned a Bachelor’s degree in economics from DePauw University and a master’s degree in business administration from the University of Chicago.

Kenneth T. Lane
Director Since: March 2024
President and Chief Executive Officer and Director
Age: 57
•Olin Committees: Executive Committee
•President and Chief Executive Officer of Olin Corporation
•Former Executive Vice President Global Olefins and Polyolefins of LyondellBasell
Mr. Lane brings substantial global strategic leadership, manufacturing, commercial and operations experience in commodity and specialty chemicals businesses to Olin’s Board.
Olin’s Board appointed Mr. Lane as Olin’s President and Chief Executive Officer and Director,
effective March 18, 2024. Mr. Lane joined Olin from LyondellBasell, one of the world’s largest plastic, chemicals, and refining companies, where he most recently served as Executive Vice President,
Global Olefins and Polyolefins (O&P). Mr. Lane had manufacturing and commercial responsibility for the O&P Americas and O&P Europe, Asia and International (EAI) segments as well as Global
Procurement. Preceding this assignment, Lane served as Executive Vice President of Global O&P for three years and as interim CEO of LyondellBasell in early 2022. Prior to joining LyondellBasell in
July 2019, he was with BASF for 13 years, where he held senior executive positions in the Global
Polyurethanes Division, and served as President of the Monomers Division and as President of
BASF Catalysts. Before BASF, he also served in a variety of operations, strategy and commercial positions at BP Chemicals as well as various technical and operations roles at Amoco Chemical
Corporation. Over his career, he has served in leadership roles in the United States, Malaysia, the
United Kingdom, China and Belgium.
Mr. Lane holds a Bachelor of Science in civil engineering from Clemson University and a Master of
Science in management from the University of Alabama in Huntsville.

Julie A. Piggott
Director Since: June 2023
Independent
Age: 65
•Olin Committees: Compensation Committee; Nominating and Governance Committee
•Former Executive Vice President and Chief Financial Officer of BNSF Railway
Company
•Director of Arcosa, Inc.
Ms. Piggott brings strategic leadership skills and extensive experience in finance, accounting, risk management and business management, as well as a background in the supply chain industry to the Olin board.
Ms. Piggott served as Executive Vice President and Chief Financial Officer of BNSF Railway
Company ("BNSF"), one of North America's leading freight transportation companies, from 2014 until her retirement in 2021. Ms. Piggott held various other finance and commercial roles with BNSF since joining the company in 1991, including Vice President Planning and Studies, and Controller
from 2009 to 2014, Vice President Finance and Treasurer from 2008 to 2009, and Vice President
Finance from 2006 to 2008. Prior to her tenure at BNSF, Ms. Piggott's experience included finance, accounting, and audit roles at a private investment management company and Ernst & Young LLP
(formerly Ernst & Whinney), a public accounting firm. Ms. Piggott holds an inactive CPA license from the state of Minnesota.
Ms. Piggott serves on the Board of Directors of Arcosa, Inc., including its Audit Committee and its
Governance and Sustainability Committee and also serves on the Board of Directors of a non-profit charity and the advisory board of the College of Business, Analytics & Communications at
Minnesota State University, Moorhead, Minnesota.
Ms. Piggott holds a Bachelor of Science degree in Accounting from Minnesota State
University, Moorhead, Minnesota, and an Executive MBA from Southern Methodist University.

Earl L. Shipp
Director Since: October 2017
Independent
Age: 68
•Olin Committees: Chair of the Compensation Committee; Audit Committee
•Former Vice President, US Gulf Coast Operations of The Dow Chemical Company
•Former President, Dow Middle East, India & Africa and Former President, Basic
Chemicals Group of Dow
•Director of National Grid plc and Great Lakes Dredge & Dock Co.
•NACD Cyber Security Oversight Certified
Mr. Shipp brings substantial chemical industry experience, including chlorine and epoxy business experience, and manufacturing, engineering and operations management experience to Olin’s
Board.
Mr. Shipp retired in September 2017 from his position as Vice President, US Gulf Coast Operations of The Dow Chemical Company, a diversified chemical manufacturing company, a position he held from November 2010. Prior to that, he served as President of Dow Middle East, India & Africa from
June 2006 to October 2010 and as President of the Basic Chemicals Group at Dow from May 2007 to May 2009. During his 36-year history at Dow, he held a variety of leadership and engineering roles, including appointments as VP & Site Director of Louisiana Operations and Global Operations
Director for Propylene Oxide/Propylene Glycol, Business Director for Propylene Oxide/Propylene
Glycol, and Business Vice President for Oxides and Glycols.
Mr. Shipp is a member of the Board of Directors of National Grid plc, and the chair of its Board’s
Safety & Sustainability Committee and a member of its Board’s People & Governance Committee.
He also serves on the Board of Great Lakes Dredge & Dock Company, LLC. and is a member of that Board’s Audit Committee and the Compensation Committee. He is also a member of the Board of Directors and the Executive Committee of The Economic Development Alliance of Brazoria
County, Texas.
Mr. Shipp earned a Bachelor’s degree in chemical engineering from Wayne State University and completed the executive education program at Indiana State University School of Business. He holds a United States Coast Guard Captains License.

William H. Weideman
Director Since: October 2015
Independent Chairman of the Board
Age: 71
•Olin Committees: Chair of the Executive Committee; Audit Committee
•‘Audit Committee Financial Expert’ under applicable SEC rules
•Former Chief Financial Officer and Executive Vice President of The Dow Chemical
Company
•Former Director of Dow Chemical Employees’ Credit Union, Mid-Michigan Medical
Center and Sadara Chemical Company
Mr. Weideman brings valuable financial, audit, and business administration experience to Olin’s
Board, as well as extensive knowledge of the businesses Olin acquired from The Dow Chemical
Company.
Mr. Weideman retired in January 2015 as Chief Financial Officer and Executive Vice President of
The Dow Chemical Company, a position he held since March 2010. Prior to that, Mr. Weideman served as an Interim Chief Financial Officer from November 2009 to March 2010, and Executive
Vice President of Finance, Dow Agrosciences & Corporate Strategic Development from April 2010 through September 2012, all at Dow. He joined Dow in 1976 as a Cost Accountant in Midland,
Michigan and held a variety of accounting and controller roles for different Dow businesses.
Mr. Weideman served on the Board of Directors of Mid-Michigan Medical Center and on the Board
of Trustees for Central Michigan University through December 31, 2020. From October 30, 2011 through December 2015, he served on the Board of Directors of Sadara Chemical Company, a joint venture between Saudi Aramco and Dow. From August 30, 2000 through December 2015, he served on the Board of Directors of The Dow Chemical Employees’ Credit Union.
Mr. Weideman earned a Bachelor’s degree in business administration and accounting from Central
Michigan University.

Carol A. Williams
Director Since: October 2015
Independent
Age: 68
•Olin Committees: Chair of the Nominating and Governance Committee; Executive
Committee
•Former Executive Vice President, Manufacturing and Engineering, Supply Chain and
Environmental, Health & Safety Operations of The Dow Chemical Company
•Former Vice President, Chlor-alkali Assets Business of Dow, and Senior Vice
President of Basic Chemicals
•Director of O-I Glass, Inc.
Ms. Williams brings extensive management experience in manufacturing, purchasing and supply chain operations, substantial experience in research and development, and comprehensive knowledge of the chlor-alkali and general chemicals industry to Olin’s Board.
Ms. Williams retired in 2015 as Special Advisor to the Chief Executive Officer of The Dow Chemical
Company, a position she held since January 2015. Prior to this, she served as Dow’s Executive Vice
President of Manufacturing and Engineering from September 2011 through December 2014, adding responsibility for Supply Chain and Environmental, Health & Safety Operations in 2012, President of
Chemicals & Energy from August 2010 to August 2011, and Senior Vice President of Basic
Chemicals from January 2009 through July 2010, all at Dow. During Ms. Williams’ 34-year history at
Dow, she assumed increasingly more significant management positions in research and development before becoming Operations Leader and then Vice President for the global chlor-alkali assets business.
Ms. Williams joined the Board of Directors of O-I Glass, Inc. in May 2014 and currently serves on its
Nominating/Corporate Governance Committee and its Compensation and Talent Development
Committee. She served as its Independent Board Chair from 2015 to 2021. Ms. Williams is a member of the Engineering Advisory Board and Energy Futures Institute Presidential Consultation
Committee for Carnegie Mellon University. She served on the Board of Directors of Zep, Inc. from
2012 through June 2015.
Ms. Williams earned a bachelor’s degree in chemical engineering from Carnegie Mellon University.

CORPORATE GOVERNANCE MATTERS

How Many Meetings Did Board Members Attend?
During 2025, our Board held five meetings. As part of each regularly scheduled Board meeting, the non-employee directors met in executive session without management present. Each incumbent director attended 100% of the aggregate total number of meetings held by the Board and all Board Committees on which he or she served. We have a policy requiring directors to attend each annual meeting, absent serious extenuating circumstances. All of our directors who were members of our Board at the time of our 2025 annual meeting participated in our 2025 annual meeting.

Which Board Members Are Independent?
Our Board has determined that each of the directors and director nominees named above, except Kenneth T.
Lane, is independent in accordance with applicable New York Stock Exchange (NYSE) listing standards and applicable provisions of our Principles of Corporate Governance. In determining independence, our Board confirms that a director has no relationship with Olin that violates the “bright line” independence standards under the NYSE listing standards. Our
Board also reviews whether a director has any other material relationship with Olin, after consideration of all relevant facts and circumstances. In assessing the materiality of a director’s relationship to Olin, our Board considers the issues from the director’s standpoint and from the perspective of the persons or organizations with which the director has an affiliation.
Our Board reviews commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

Our Board has adopted criteria for the types of de minimis transactions that do not warrant Board consideration when making director independence determinations. Our Board has concluded that the following transactions do not impair a director’s independence and are not considered by our Board in its determination of director independence:
•our match of up to $5,000 in charitable contributions made by directors under our 50% matching contribution program; and
•any transaction or series of transactions between Olin (or its subsidiaries) and a director (or an organization in which he/she serves as a director, partner, shareholder or officer) for the purchase or sale of products or services that (i) involve less than $50,000 in the aggregate in any 12-month period and (ii) have the same pricing and other terms and conditions as transactions with unrelated and similarly situated customers or suppliers.
Except as provided below, during 2025, none of our current non-employee directors or director nominees had any relationship or transaction other than those which are permitted under the de minimis criteria described above.
In 2025, we purchased approximately $3,300,000 of energy-related services from National Grid US, a subsidiary of National Grid plc. One of our directors, Earl Shipp, is a member of the Board of Directors of National Grid plc, chair of such Board’s Safety & Sustainability Committee and is a member of such Board’s People and Governance Committee.
Our Board determined that Mr. Shipp had no material interest in these transactions, and they did not impair Mr. Shipp’s independence because the transactions were made on customary terms and conditions and were immaterial relative to annual sales of both companies.
In 2025, we sold a gross aggregate of approximately $911,588 of chlor alkali products to CF Industries Holdings.
Additionally, we paid approximately $54,007,300 to Union Pacific for transportation services. One of our directors, Anthony
Will, was the President and Chief Executive Officer of CF Industries Holdings until January 2026. He is a member of the
Board of Directors of CF Industries Holdings and Union Pacific. Our Board determined that Mr. Will had no material interest in these transactions and they did not impair Mr. Will’s independence. The Board based its decision on the facts that the business relationships preceded Mr. Will joining our Board and remained consistent with prior years, and the transactions were made on customary terms and conditions and were immaterial relative to annual sales of both companies.

Does Olin Have Corporate Governance Guidelines and a Code of Conduct?
Our Board has adopted Principles of Corporate Governance and a Code of Conduct. Our Code of Conduct
applies to our directors and all of our employees, including our chief executive officer (CEO), chief financial officer (CFO)
and principal accounting officer/controller. We discuss certain provisions of these documents in more detail under the heading “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.”
Each of our Board Committees (Audit, Compensation, Nominating and Governance, and Executive) acts under a written charter adopted by our Board. Our Committee charters can be viewed on our website at www.olin.com/about-olin/
governance-committees. Our Principles of Corporate Governance and Code of Conduct can all be viewed on our website at www.olin.com/about-olin/governance-documents. In addition, we will disclose on that website any amendment to, or waiver from, a provision of our Code of Conduct for our directors and executive officers, including our CEO, CFO, principal accounting officer/controller or other employees performing similar functions. The contents of our website referenced in this section are not and should not be considered to be part of this proxy statement.

Does Olin Have an Insider Trading Policy?
Olin has adopted an insider trading policy that governs the purchase, sale and/or other dispositions of our securities by employees, officers, directors of Olin, and their family members and entities they control. The insider trading policy is designed to promote compliance with insider trading laws, rules and regulations as well as the listing standards of the NYSE. In addition, with regard to Olin’s trading in its own securities, it is Olin’s policy to comply with the federal securities laws and the listing standards of the NYSE.

Does Olin Prohibit Hedging and Pledging of Its Stock by Insiders?
Our insider trading policy prohibits our directors and executive officers from engaging in any hedging or pledging transactions in our securities. Our policy does not specifically permit any type of hedging transaction, but instead imposes a broad prohibition of any “hedging or monetization transactions” if the director or executive officer “continues to own the underlying security without all the risks and rewards of ownership.” Our prohibition on pledging of our securities is similarly broad, and prohibits all pledges of our securities, whether as part of a hedging transaction or a loan transaction.
As of March 2, 2026, no shares of our common stock were pledged by any director or executive officer.

Do Olin’s Board and Committees Conduct Evaluations?
As required by NYSE rules, Olin’s Board as well as its Audit, Compensation, and Nominating and Governance
Committees each conduct an annual performance evaluation. In addition, Olin’s Board conducted individual evaluations of all non-employee directors during 2025.

What Are our Board Committees?
Our Board Committees are:
Our Audit Committee, which held nine meetings during 2025, advises our Board on internal and external audit matters affecting us. In accordance with NYSE listing standards and applicable provisions of our Principles of Corporate
Governance, our Audit Committee is comprised solely of directors who meet the enhanced independence standards for
Audit Committee members under the Securities Exchange Act of 1934 (Exchange Act) and the related rules as incorporated into the NYSE standard for independence. Its current members are: Beverley A. Babcock (Chair), Matthew
S. Darnall, Earl L. Shipp, and William H. Weideman. Our Board has determined that Ms. Babcock and Mr. Weideman meet the SEC definition of an “Audit Committee Financial Expert,” and that each member of our Audit Committee is financially literate, as such term is interpreted by our Board in its business judgment. Our Audit Committee has a number of responsibilities as set forth in its Committee charter and our Principles of Corporate Governance, including:

•sole authority to directly appoint, retain, oversee, compensate, evaluate and terminate our independent registered public accounting firm;
•reviews with our independent registered public accounting firm the scope and results of their examination of our financial statements and any investigations and surveys by such independent registered public accounting firm;
•pre-approves and monitors audit and non-audit services performed by our independent registered public accounting firm;
•conducts an annual performance evaluation of the Committee and annual review of the Committee charter and ensures it is publicly available in accordance with SEC regulations;
•reviews our annual audited and quarterly unaudited financial statements and management’s discussion and analysis of financial condition and operations in our annual reports on Form 10-K and quarterly reports on
Form 10-Q before filing or distribution;
•reviews with management and our independent registered public accounting firm the interim financial results and related press releases before issuance to the public;
•reviews audit plans, activities and reports of our independent registered public accounting firm and internal and regulatory audit departments;
•makes a recommendation to our Board regarding the inclusion of our audited financial statements in our annual report on Form 10-K filed with the SEC;
•monitors significant litigation and other legal matters that impact our financial statements or compliance with the law;
•monitors compliance with legal and regulatory requirements including environmental, health, safety and transportation;
•monitors our enterprise risk management process;
•reviews and discusses management’s assessment and management of risks and exposures related to cybersecurity and information technology, including steps taken to mitigate and manage the same;
•oversees our ethics and business conduct programs and procedures;
•reviews our compliance with Section 404 of the Sarbanes-Oxley Act of 2002; and
•has the authority to hire its own independent advisors.
Our Compensation Committee, which held three meetings during 2025, sets policies, develops and monitors strategies for, and administers the programs that are used to compensate our CEO and other senior executives and our non-employee directors. In accordance with NYSE listing standards and applicable provisions of our Principles of
Corporate Governance, our Compensation Committee is comprised solely of directors who meet the NYSE standards for independence of Compensation Committee members. Its current members are: Earl L. Shipp (Chair), Edward M. Daly,
Julie A. Piggott, and W. Anthony Will. Our Compensation Committee has a number of responsibilities as set forth in its
Committee charter and our Principles of Corporate Governance, including:
•approves the salary plans for all executive officers including their total direct compensation opportunity, comprised of salary, annual incentive bonus and long-term incentive award components;
•approves the measures, goals, objectives, weighting, payout matrices, performance certification and actual payouts for the incentive compensation plans;
•administers the incentive compensation plans, stock option plans and long-term incentive plans;
•annually evaluates the performance of our CEO;
•reviews and recommends establishing, amending and terminating retirement plans;
•reviews and approves executive employment, severance and change in control agreements;
•reviews and establishes the compensation of non-employee directors;
•reviews and discusses our Compensation Discussion and Analysis with management and, based on that review, makes a recommendation to our Board regarding inclusion of the Compensation Discussion and
Analysis in our annual proxy statement or annual report on Form 10-K filed with the SEC;
•reviews and recommends Board approval of stock ownership guidelines for directors and Section 16 officers;
•reviews and develops for Board approval, and assesses enforcement of, policies that provide for the
“clawback” of incentive-based compensation paid to current or former employees, upon the occurrence of a triggering event;
•conducts an annual performance evaluation of the Committee and annual review of the Committee charter and ensures it is publicly available in accordance with SEC regulations; and
•has the authority to hire its own independent advisors, including compensation consultants.
Our Nominating and Governance Committee, which held four meetings during 2025, assists our Board in fulfilling its responsibility to the shareholders relating to the selection and nomination of executive officers and directors.  In accordance with NYSE listing standards and applicable provisions of our Principles of Corporate Governance, our
Nominating and Governance Committee is comprised solely of directors who meet the NYSE standard for independence.
Its members are: Carol A. Williams (Chair), Matthew S. Darnall, Julie A. Piggott, and W. Anthony Will.  Our Nominating

and Governance Committee has a number of responsibilities as set forth in its Committee charter and our Principles of
Corporate Governance, including:
•makes recommendations to our Board regarding the selection of the Board Chair, Lead Director (if applicable), the CEO and other executive officers;
•reviews and makes recommendations to our Board regarding the size and composition of our Board and the qualifications and experience that might be sought in Board nominees, and assesses whether the qualifications and experience of Board nominees meet the current needs of our Board;
•seeks out and considers candidates for nomination and re-nomination as directors;
•recommends individuals to fill any vacancies created on our Board, and recommends the slate of nominees to be proposed for election to our Board by shareholders at the annual meeting;
•reviews plans for management development and succession;
•periodically reviews corporate governance trends, issues and best practices and makes recommendations to our Board regarding the adoption of best practices most appropriate for the governance of the affairs of our
Board;
•reviews and makes recommendations to our Board regarding the composition, duties and responsibilities of various Board Committees;
•reviews and advises our Board on such matters as protection against liability and indemnification;
•oversee and assists the Board with evaluating the performance of the Board;
•conducts an annual performance evaluation of the Committee and annual review of the Committee charter and ensures it is publicly available in accordance with SEC regulations;
•reviews in advance all related party transactions for potential conflicts of interest and prohibits such transactions determined to be inconsistent with the interests of Olin and our shareholders; and
•has the authority to hire its own independent advisors.
Our Executive Committee meets as needed in accordance with its charter and Olin’s Bylaws. Between meetings of our Board, our Executive Committee may exercise all the power and authority of our Board (including authority and power over our financial affairs) except for matters reserved to the full Board by Olin’s Articles of Incorporation, Bylaws or
Virginia law and matters for which our Board gives specific directions. No Executive Committee meeting was held during
2025. The members of our Executive Committee are: William H. Weideman (Chair), Beverley A. Babcock, Earl L. Shipp,
Carol A. Williams and Kenneth T. Lane.

Compensation Committee Interlocks and Insider Participation
No director who served on our Compensation Committee at any time during 2025 (Edward M. Daly, Julie A.
Piggott, Earl L. Shipp, and W. Anthony Will):
•served as an employee for Olin during that year;
•is currently or has ever been an officer of Olin; or
•had any relationship with Olin requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.
None of our executive officers:
•serves on the compensation committee of any other company for which one of our directors serves as an executive officer; or

•serves on the Board of Directors of any other company where a member of our Compensation Committee serves as an executive officer.

What Is Olin’s Director Nomination Process?
Our Nominating and Governance Committee acts as our nominating committee. As a policy, our Committee considers any director candidates suggested by shareholders if we receive the appropriate information in a timely manner.
Our Committee uses the same process to review and evaluate all potential director nominees, regardless of who recommends the candidate. Our Committee reviews and evaluates each nominee and our Committee chair and our Board chair interview potential new Board candidates selected by our Committee. The interview results, along with our
Committee’s recommended nominees, are reviewed with our full Board.
Our Principles of Corporate Governance describe criteria for new Board members including recognized achievement plus skills such as a special understanding or ability to contribute to some aspect of Olin’s business. Our
Committee is tasked with seeking Board members with the personal qualities and experience that taken together will ensure a strong Board.
As part of their review of Board nominations, our Board and our Committee consider a variety of experience and background in an effort to ensure that the composition of our directors ensures a strong and effective Board. Our
Principles of Corporate Governance cite strength of character, an inquiring and independent mind, practical wisdom and mature judgment as among the principal qualities of an effective director.  Our Board seeks candidates with a varied group of experiences, qualifications, attributes, skills, perspectives, and backgrounds, and interviews a diverse slate of director candidates.
This year, we have eight nominees standing for election.
A shareholder can suggest a person for nomination as a director by providing the name and address of the candidate, and a detailed description of the candidate’s experience and other qualifications for the position, in writing addressed to the Secretary at Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton, MO 63105 USA. The notice may be sent at any time, but for a candidate to be considered by our Committee as a nominee for an annual meeting, we must receive the written information at least 150 days before the anniversary of the date of our prior year’s proxy statement. For example, for candidates to be considered for nomination by our Committee at our 2027 annual meeting, we must receive the information from shareholders on or before October 22, 2026.
In addition to shareholders proposing candidates for consideration by our Committee, Olin’s Bylaws allow shareholders to directly nominate individuals at our annual meeting for election to our Board by delivering a written notice as described under the heading “MISCELLANEOUS—How can I directly nominate a director for election to the Board at the 2027 annual meeting?” on page 6.

What Is the Board Leadership Structure?
At least annually, our Board evaluates the Board leadership structure to ensure the Board’s optimal and independent oversight of Olin’s senior management and business. When evaluating the optimal structure, our Board reviews a variety of criteria, including Olin’s strategic goals, and the composition and skills set of the directors and senior management. Our Principles of Corporate Governance state that our Board may select either a combined CEO Board chair coupled with an independent lead director, or appoint a Board chair who does not also serve as CEO. This approach allows our Board to separate or combine the two roles based on our needs in light of the dynamic environment in which we operate and our Board’s assessment of Olin’s leadership needs at that time.
From April 22, 2021 until the appointment of Mr. Kenneth Lane as President and CEO and Director on March 18,
2024, our Board operated under the structure of combined CEO and Chairman of the Board, coupled with an independent lead director. Since the appointment of Mr. Lane, our Board has separated the roles of CEO and Chairman by appointing
Mr. Weideman as Chairman and eliminating the lead director role. Our Board believed that this change in Board leadership structure was appropriate given Mr. Lane’s new role at Olin, concurrent with the change in our Board’s composition and senior management. This separation of the roles of the CEO and Chairman allowed Mr. Lane to focus on his new roles and responsibilities, while allowing Mr. Weideman to exercise his independent oversight and leadership over the Board.

Our Board will continue to evaluate its leadership structure at least once a year, or earlier as appropriate, to help maintain the Board leadership model best suited for Olin and its shareholders.

How Does the Board Oversee Olin’s Risk Management Process?
Our Board is responsible for oversight of Olin’s risk assessment and management process, including monitoring our response to important public policy issues, as well as oversight of strategic, human resources, financial, operational, security, environment, health and safety, and legal compliance matters. These processes and structures include Olin’s
Enterprise Risk Management (ERM) process, Code of Conduct and related compliance program, internal control function and disclosure controls, and a robust internal audit function.
Our environment, social and governance (ESG) and corporate social responsibility strategy is overseen by our
Board as a part of its oversight of our overall strategy and risk management.
Our Board has delegated to our Compensation Committee basic responsibility for oversight of management’s compensation risk assessment, and that Committee reports to our Board on its review.
Our Board also delegated tasks related to risk process oversight to our Audit Committee, which reports the results of its review process to our Board. Our Audit Committee’s process includes:
•a review, at least annually, of our internal audit process, including the organizational structure and staff qualifications, as well as the scope and methodology of the internal audit process;
•reviewing activity and special reports of Olin’s Internal Audit and Environmental, Health, Safety &
Transportation (EHS&T) Audit functions including management responses and corrective action plans for significant findings;
•a review, at least annually, of our enterprise risk management (ERM) program to ensure that an appropriate
ERM process is in place, including discussion of the major risk exposures identified by Olin, the key strategic plan assumptions considered during the assessment and steps implemented to monitor and mitigate such exposures on an ongoing basis; and
•a review and discussion, at least annually, with senior management regarding our assessment and management of risks and exposures related to cybersecurity and information technology, including steps taken to mitigate and manage the same.
In addition to the reports from our Audit and Compensation Committees, our Board periodically discusses risk oversight, including as part of its annual detailed corporate strategy reviews. Such discussions include our Board’s detailed review of risks identified in the ERM process when analyzing and formulating our corporate strategy and other times during the year, as deemed necessary.
Darren W. Bahr, our Vice President, Global Internal Audit, Ethics and Compliance reports directly to our Audit
Committee and has direct and unrestricted access to that Committee. Todd A. Slater, our Senior Vice President and CFO,
oversees our ERM process and fulfills the responsibilities of a chief risk officer. Mr. Slater reports to our CEO, but has direct access to our Audit Committee chair. Messrs. Slater and Bahr, individually or with other members of our management team, periodically meet in executive session with our Audit Committee.

REPORT OF OUR AUDIT COMMITTEE
Our Audit Committee’s primary responsibility is to assist our Board in its oversight of the integrity of Olin’s financial reporting process and systems of internal control, to review Olin’s enterprise risk management process, to evaluate the independence and performance of Olin’s independent registered public accounting firm, KPMG LLP (“KPMG”), and internal audit functions and to encourage private communication between our Audit Committee and KPMG and our internal auditors.
Our Committee held nine meetings during the year. During the second half of 2025, our Audit Committee also completed a self-assessment.
In discharging its responsibility, our Audit Committee reviewed and discussed the audited consolidated financial statements for fiscal year 2025 with management and KPMG, including the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the U.S. Securities and Exchange
Commission (“SEC”).
In addition, our Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with our Audit Committee concerning independence. Our Audit Committee discussed with KPMG the issue of its independence from Olin and reviewed KPMG’s reports on the firm’s quality review procedures and findings, results of peer reviews and investigations and inquiries, including corrective actions taken. Our Audit Committee also negotiated the hiring of KPMG for the 2025 audit and pre-
approved all fees which SEC rules require our Audit Committee to approve to ensure that the work performed was permissible under applicable standards and would not impair KPMG’s independence.
Based on our Audit Committee’s discussions with management and KPMG and our Audit Committee’s review of
KPMG’s written report and the other materials discussed above, our Audit Committee recommended that our Board include the audited consolidated financial statements in Olin’s Annual Report on Form 10-K for the year ended
December 31, 2025, to be filed with the SEC.
Beverley A. Babcock, Chair
Matthew S. Darnall
Earl L. Shipp
William H. Weideman
February 18, 2026

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS
How much stock is beneficially owned by each director, director nominee, our NEOs and our directors and executive officers as a group?
This table shows how many shares of our common stock certain persons beneficially owned on March 2, 2026, rounded to the nearest whole share. The persons listed include each current director, director nominee, NEO in the
Summary Compensation Table on page 31, and all directors and executive officers as a group.  A person has “beneficial ownership” of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. “Investment power” means the power to direct the sale or other disposition of the shares.  Each person has sole voting and investment power over the number of shares listed, except as noted in the following table.

Name of Beneficial Owner	Shares of Common Stock Directly and Indirectly Owned	Number of Phantom Stock Units Held in Director Deferred Accounts (1)	Shares of Common Stock Obtainable Within 60 Days (2)	Total Common Stock Shares Beneficially Owned	Percent of Common Stock (3)
Beverley A. Babcock	3,518	33,592	—	37,110	—%
Edward M. Daly	—	9,649	—	9,649	—%
Matthew S. Darnall	—	32,187	—	32,187	—%
Julie A. Piggott	—	14,472	—	14,472	—%
Earl L. Shipp	10,160	52,168	—	62,328	—%
William H. Weideman	13,140	46,634	—	59,774	—%
W. Anthony Will	10,000	32,187	—	42,187	—%
Carol A. Williams	7,947	51,827	—	59,774	—%
Kenneth T. Lane	69,962	—	136,324	206,286	—%
Deon A. Carter	357	—	—	357	—%
Brett A. Flaugher	93,112	—	180,046	273,158	—%
Florian J. Kohl	5,510	—	8,276	13,786	—%
Todd A. Slater	164,763	—	55,069	219,832	—%
Directors and executive officers as a group, including those named above (17 persons)	454,662	272,716	1,109,820	1,837,198	1.6%
______________________
(1)Such securities have no voting rights.
(2)Represents the number of shares of common stock underlying (i) stock options exercisable and (ii) restricted stock units that will vest, within 60 days of March 2, 2026.
(3)The number of shares beneficially owned by each director, director nominee, and NEO individually is less than 1% of the outstanding shares of common stock as of March 2, 2026.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Our Principles of Corporate Governance and our Code of Conduct include policies and procedures requiring prior review and oversight of certain transactions involving our directors, director nominees, employees and their immediate family members and affiliated organizations if Olin is a direct or indirect participant. Our Principles of Corporate
Governance require our Nominating and Governance Committee (or, if that Committee determines it is appropriate, another independent body of our Board) to conduct a prior review of all “related party transactions” for potential conflicts of interest and prohibit any such transaction if it determines it to be inconsistent with the interests of our company and shareholders. Related party transactions are those which are required to be disclosed under Item 404 of Regulation S-K, which currently includes transactions where Olin was or is to be a participant and the amount exceeds $120,000 and in which any “related person” has a direct or indirect material interest. A “related person” means a director, director nominee, executive officer, a beneficial owner of 5% or more of Olin’s outstanding voting securities, or “immediate family members”

of any of the foregoing. Immediate family members means a child, stepchild, parent, stepparent, spouse, sibling, mother-, father-, son-, daughter-, brother-, or sister- in-law, or any person (other than a tenant or employee) sharing the household of such specified person.
Our Principles of Corporate Governance require our Nominating and Governance Committee to pre-approve service by any of our executive officers (our CEO and other Section 16 officers) on the Board of another public company or on the Board of any private company that would represent a material commitment of time. Our Principles of Corporate
Governance prohibit any of our executive officers from serving on the Board of a company for which one of our non-
employee directors serves in any management capacity. In addition, our Code of Conduct and related Corporate Policy
Statements require the approval of our Board before an officer may serve as a director or provide services to another organization (as an officer, employee, consultant, etc.). Any such service by other employees must be pre-approved by our management, if the potential for a conflict of interest exists. These provisions also prohibit any employee or family member from having any significant (i.e., over 10% ownership, or is a director, officer or partner) direct or indirect interest in, or any involvement with or obligation to, any business organization that does or seeks to do business with Olin, or any
Olin competitor, without pre-approval from the employee’s department head.
In granting pre-approval, our Nominating and Governance Committee, Board members and management focus on the best interests of Olin.
In addition to the pre-approval process described above, our Code of Conduct and related Corporate Policy
Statements prohibit any director or employee from engaging in a transaction that might conflict with the best interests of
Olin.
There were no related person transactions during 2025.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC, and these persons must furnish us with copies of the forms they file. Officers, directors and 10% beneficial owners complied with Section
16(a) filing requirements in 2025, except as described below.
One of our officers, Kenneth T. Lane, filed one late Form 4 relating to the vesting of a restricted stock unit grant of
Olin common stock on March 18, 2025. The transaction was reported on a Form 4 which was due on March 20, 2025, but which was filed with the SEC on July 18, 2025.
CORPORATE RESPONSIBILITY
Olin consistently demonstrates a commitment to excellence in protecting the environment and health, safety, and security of our employees and the communities surrounding our global operations. Our Board is responsible for overseeing our Environmental, Social, and Governance (ESG) and corporate social responsibility strategy, as part of their broader oversight of our overall strategy and risk management efforts. We publish our ESG metrics within our Olin
Sustainability Report that outlines our targets and progress in key areas where we believe Olin can have the most significant impact.
Olin’s Sustainability strategy statement highlights our commitments:
Olin will increase value for our investors, employees, and customers by enhancing our business model through focused actions and investments. We will:
•Protect our employees and communities through our industry-leading occupational and process safety programs
•Proudly strengthen United States defense, international defense, law enforcement, and conservation through our Winchester ammunition brand
•Significantly reduce environmental impact by using technology and commercial innovation to lower our carbon footprint, net water usage, and resource consumption.

•Develop and enable sustainable solutions within the value chain through our product and service offerings
•Consistently uphold our Olin values and governance standards as we amplify our culture of high performance and engagement.
Olin’s industry leadership, focused ESG actions, and our engaged people create a positive, long-lasting impact on our communities and the environment.
Our Chemical division maintains third-party certification internationally recognized standards, including ISO
14001:2015 standard for environmental management systems (®RC14001 is a registered trademark of American
Chemistry Council).  Our product stewardship policy ensures that our product safety performance is properly evaluated, and continuously improved, and relevant elements are made publicly available.  We regularly audit our environmental, health, safety and transportation programs and performance against applicable legal requirements and our own internal standards, the results of which are regularly reviewed with the Audit Committee of our Board.
We commit to provide our employees with a safe and supportive environment and maintain a steadfast commitment to safely producing and distributing our products.  Our global workforce is committed to ME Principles which focus on each individual’s responsibility for their own safety and that of others, on leading by example, on reinforcing positive behaviors, and on elevating concerns.
The Board’s Compensation Committee has structured our compensation program to balance financial results with
Olin’s achievement of annual goals relating to environmental impact, safety, sustainability, and ethical conduct.
Additionally, our Board comprehensively reviews Olin’s talent management aspects related to sustainability. We have engaged with shareholders on sustainability matters and are publicly transparent regarding our ESG and sustainability platform and progress in key areas, including more than 56,000 hours of volunteerism in 2025 with organizations in the communities where our offices and plants are located.
Additional information, including our Olin Sustainability Report, Winchester Corporate Social Responsibility
Report, and Olin Sustainability Success Stories are shared online at www.olin.com/corporate-responsibility. The contents of our website referenced in this section are not and should not be considered to be part of this proxy statement.

EXECUTIVE OFFICERS

Name and Age	Title	Served as an Olin Officer Since
Kenneth T. Lane (58)	President and Chief Executive Officer	2024
Brett A. Flaugher (61)	Vice President and President, Winchester	2018
Deon A. Carter (58)	Vice President and President, Chlor Alkali Products and Vinyls	2024
Florian J. Kohl (54)	Vice President and President, Epoxy & International	2024
Angela M. Castle (48)	Vice President, Chief Legal Officer	2025
Marc Ehrhardt (57)	Vice President and President, Corporate Development and Business Services	2025
Todd A. Slater (62)	Senior Vice President and Chief Financial Officer	2005
Randee N. Sumner (52)	Vice President and Controller	2014
Teresa M. Vermillion (50)	Vice President and Treasurer	2018
No family relationship exists between any of the above executive officers or our directors. Such officers were elected to serve, subject to our Bylaws, until their respective successors are chosen.
All executive officers except Deon A. Carter, Marc Ehrhardt, Florian J. Kohl, Angela M. Castle, and Kenneth T.
Lane have served as executive officers of Olin for more than five years. All executive officers except Deon A. Carter, Marc
Ehrhardt, Florian J. Kohl, and Kenneth T. Lane have been employed by Olin for more than five years.
Kenneth T. Lane was appointed President and Chief Executive Officer effective March 18, 2024. Before joining
Olin, he served as Executive Vice President, Global Olefins and Polyolefins (O&P) at LyondellBasell, one of the world’s largest plastic, chemicals, and refining companies. Preceding this assignment, he served as Executive Vice President of
Global O&P for three years and as interim CEO of LyondellBasell in early 2022. Prior to joining LyondellBasell in July
2019, he was with BASF for 13 years, holding senior executive positions in the Global Polyurethanes Division, President of the Monomers Division and President of BASF Catalysts. He also served in a variety of operations, strategy and commercial positions at BP Chemicals as well as various technical and operations roles at Amoco Chemical Corporation.
Over his career, he has served in leadership roles in the United States, Malaysia, the United Kingdom, China and
Belgium.
Brett A. Flaugher was appointed Vice President of Olin and President, Winchester effective January 1, 2018, having served as President, Winchester since November 2016. From January 2003 until October 2016, he served as Vice
President, Marketing & Sales at Winchester. He joined Olin in 1986 as a Sales Representative in the Winchester
Ammunition Division for the Texas and Oklahoma area and held a number of positions of increasing responsibility within
Winchester’s sales and marketing department.
Deon A. Carter was appointed Vice President and President, Chlor Alkali Products and Vinyls effective June 17,
2024. He came to Olin from Continental Industries Group where he served as Chief Operating Officer since April 2023.
After receiving his Bachelor’s Degree in Chemical Engineering from the University of Cape Town in South Africa, Deon began his career in the chemicals industry working for Engelhard Corporation where his career journey took him to multiple international assignments. Following the acquisition of Engelhard by BASF in 2006, Deon was appointed General
Manager, Global Polyolefin Catalysts and a year later was appointed Vice President, Oil Refining Catalyst. He was named
Senior. Vice President, Precious Metals in 2011 and in 2017 named Senior Vice President Performance Chemicals. Prior to joining Continental Industries Group, Deon was President and CEO of Scientific Design Company, Inc.
Florian J. Kohl was appointed to his current role in April 2024. He joined Olin in March 2023 as General Manager,
Blue Water Alliance and was tasked with driving the activities necessary to ensure the success of Olin’s newly formed joint venture with Mitsui & Co, Ltd. by growing and enabling reliable caustic soda and EDC trade and liquidity management utilizing the combined strengths of each partner. Prior to joining Olin, he worked for Celanese Corporation for 22 years, where he held multiple roles with increasing levels of responsibility in general management, M&A Integration, global supply chain, and procurement leadership based in the US, Germany and China. His final role at Celanese was Vice
President, Global Vinyls Chain & Head of Acetyls Americas for which he had full P&L responsibility for its $2.5 billion
Global Vinyl Chain businesses.

Angela M. Castle was appointed Vice President, Chief Legal Officer of Olin effective March 1, 2025. She was previously Vice President, General Counsel North America, from February 2024 through February 2025. Since joining Olin in 2017, she held multiple roles in the legal department with increasing levels of responsibility supporting commercial, supply chain and operations. Prior to joining Olin, she was Senior Counsel at LyondellBasell from June 2010 through
September 2017 where she was a senior commercial attorney for the Intermediates and Derivatives business segment as well as for the Olefins and Polyolefins business segment.
Marc Ehrhardt was appointed Vice President and President, Corporate Development and Business Services of
Olin effective May 1, 2025. Prior to joining Olin, he spent 29 years with BASF Group with roles in finance & administration, planning & controlling, strategic marketing, and business management. As his seniority increased, he assumed roles as
Senior Vice President Business Management BASF Plant Science, Senior Vice President of Global Emissions Catalysis,
President Finance for BASF Group, President Global Business Services, President of Region North America, and finally
President and CEO of BASF Corporation. Over his career, he has served in leadership roles in the United States,
Germany, Brazil, Chile and Argentina.
Todd A. Slater was appointed Senior Vice President and CFO of Olin effective January 1, 2022. He previously served as Vice President and CFO of Olin from May 4, 2014 until his appointment to his current role. From October 2010 until May 3, 2014, he served as Vice President, Finance and Controller; and from May 2005 until September 2010, he served as Vice President and Controller, all at Olin.
Randee N. Sumner was appointed Vice President and Controller of Olin effective May 4, 2014. From December
2012 until May 3, 2014, she served as Division Financial Officer for Chemical Distribution; from 2010 until December
2012, she served as Assistant Controller; from 2008 to 2010, she served as Director, Corporate Accounting and Financial
Reporting; and from 2006 to 2008, she served as Manager, Corporate Accounting and Financial Reporting, all at Olin.
Teresa M. Vermillion was appointed Vice President and Treasurer of Olin effective February 1, 2018 and in addition to her role as Vice President and Treasurer has served as Olin's Chief Transformation Officer since February 4,
2025. From October 2015 through January 2018, she served as Vice President, Tax; and from July 2010 through
September 2015, she served as Director, Tax Planning and Financial Analysis, all at Olin. Prior to that, she was a Senior
Tax Manager at Ernst & Young.

COMPENSATION DISCUSSION AND ANALYSIS
____________________

Page
COMPENSATION DISCUSSION AND ANALYSIS .....................................................................................................................	28
Introduction .....................................................................................................................................................................................	29
Executive Summary ......................................................................................................................................................................	29
Compensation Philosophy, Practices and Policies ..................................................................................................................	31
Compensation Process: Roles and Responsibilities ...............................................................................................................	32
What We Pay and Why: Elements of Compensation ..............................................................................................................	33
Looking Forward to 2026 .............................................................................................................................................................	37
Risk Assessment ...........................................................................................................................................................................	37
Tax and Accounting Considerations ...........................................................................................................................................	37
Compensation Committee Report ..............................................................................................................................................	38

EXECUTIVE COMPENSATION ......................................................................................................................................................	39
Summary Compensation Table ...................................................................................................................................................	39
Grants of Plan-Based Awards .....................................................................................................................................................	41
Outstanding Equity Awards at Fiscal Year-End ........................................................................................................................	42
Option Exercises and Stock Vested ...........................................................................................................................................	43
Pension Benefits ............................................................................................................................................................................	43
Nonqualified Deferred Compensation ........................................................................................................................................	45
Potential Payments Upon Termination or Change in Control .................................................................................................	46

DIRECTOR COMPENSATION ........................................................................................................................................................	50

PAY RATIO DISCLOSURE .............................................................................................................................................................	52

PAY VERSUS PERFORMANCE ....................................................................................................................................................	52

Proxy Statement Table of Contents

Introduction
This Compensation Discussion and Analysis (CD&A) describes the objectives, principles, and components of the material elements of our 2025 compensation programs for our Named Executive Officers (NEOs) as well as decisions made by our Compensation Committee.  Our NEOs for 2025 were:

Name	Title
Kenneth T. Lane	President and CEO
Todd A. Slater	Senior Vice President and CFO
Florian J. Kohl	Vice President and President, Epoxy & International
Brett A. Flaugher	Vice President and President, Winchester
Deon A. Carter	Vice President and President, Chlor Alkali Products and Vinyls

Executive Summary
Select 2025 Financial and Business Highlights
•Olin’s businesses continued to navigate a challenging industrial environment in 2025.  Our Chemicals businesses were challenged by lower product pricing and higher operating costs, which were partially offset by higher sales volumes.  Our Chlor Alkali Products and Vinyls business also experienced higher raw material costs, some of which was offset by the qualification for and realization of clean hydrogen production tax credits under Section
45V of the Inflation Reduction Act of 2022.  Our Epoxy business also experienced higher operating costs, which were slightly offset by lower raw material costs.  Our Winchester business experienced an unfavorable sales mix as higher demand for military customer and project revenue was offset by sustained lower commercial product demand.  Winchester was also impacted by lower product pricing and higher raw material costs.  Olin continued
employing a value first strategy and exercising diligence in controlling costs to deliver positive operating results despite the challenging economic environment.
•In 2025, we began executing on our long-term value creation strategy reflected in our Optimize the Core and
Grow the Core pillars. Our Optimize the Core initiatives included our Beyond250 global operational excellence initiative which began at our Freeport, Texas site to right-size assets and eliminate remnant costs in our
Chemicals businesses.  Our Beyond250 initiative achieved $44.0 million in cost savings in 2025.
•Olin returned $142.1 million to shareholders in 2025 through share repurchases and shareholder dividends, driven by our Levered Free Cash Flow generation in 2025 of $262.5 million.
•Our commitment to safety in 2025 resulted in no loss of life events, and the corporation’s overall injury rate was almost 20% better year-over-year. Winchester improved its safety performance by more than 20% compared to full year 2024.  Our Chemicals business significantly improved its process safety results, cutting the number of incidents by more than half year-over-year and making 2025 our second best year during the last five years.
•We sustained our progress toward the achievement of sustainability objectives and we are still on track to meet our 2030 reduction goals for carbon emissions and fresh water consumption.
•Additionally, Olin employees continued to demonstrate their commitment to the communities where our plants and offices are located by volunteering more than 56,000 hours to multiple organizations and causes.

Pay for Performance
Consistent with our compensation philosophy of designing policies and practices that align executive pay with
Company performance objectives and shareholder value creation, each NEO has a target total direct compensation opportunity that is reviewed annually by our Compensation Committee.  As illustrated below, the majority of compensation earned by our NEOs is linked to financial performance goals measured in our short-term incentive (STIP) and long-term incentive (LTIP) plans.  Additionally, total compensation fluctuates based on the underlying value of the common stock granted under our LTIP.
74%
Performance
Based
89%
Performance
Based
Say on Pay Results
At the 2025 annual meeting of our shareholders, we held an advisory vote on executive compensation.
Approximately 94.3% of the shares voted were cast in support of our 2025 executive compensation and related disclosures.  Our Compensation Committee viewed the results of this vote as general, broad shareholder support for our executive compensation program.  Our Compensation Committee continuously evaluates our executive compensation program and makes changes to respond to market trends and other relevant factors.

Compensation Philosophy, Practices and Policies
We review our compensation philosophy, practices and policies regularly to ensure they are in line with market best practices, including alignment of executive pay and Company performance, focus on sustainable growth, encouragement of both short- and long-term performance results, and talent recruitment and retention.  Identified below are some of our more significant practices and policies that were in effect during 2025 and were designed to reinforce our compensation philosophy.

What We Do	What We Don’t Do
☑
Align Pay and Performance: By tying our executives’ pay to Olin’s actual results, our compensation programs (i) align our executives’
interests with those of our shareholders and (ii) induce our management team to achieve our most important goals.  Each NEO has a target total direct compensation opportunity that is reviewed annually by our Compensation Committee to ensure alignment with
Olin’s pay for performance objectives.
	☒	No Option Repricing or Backdating: We prohibit option repricing without shareholder approval and do not permit backdating.
☑
Use Appropriate Peer Groups When Establishing
Compensation Opportunities: We established a peer group to
help us review market practices and design a competitive
compensation program.  We set compensation of our executive
officers at levels that we believe are appropriate relative to the compensation paid to similarly situated officers of our peers, also giving consideration to market and other factors.
	☒	No Excessive Perquisites: We do not provide our NEOs with excessive perquisites.
☑
Maintain an Independent Compensation Committee and
Consultant: Compensation decisions for our NEOs are approved by a Compensation Committee composed of non-employee
independent directors.  In addition, our Compensation Committee is advised by an independent consultant who reports directly to the
Compensation Committee and provides no other services to Olin or its management.
	☒	No Tax Gross-Ups: We do not provide “gross-ups” to any of our named executive officers, including gross-ups for any excise taxes imposed with respect to Section 280G or Section 409A of the Code.
☑
Perform Regular Risk Assessments: We regularly assess the risk inherent in our compensation policies and programs to ensure mitigation of operational, financial, legal, regulatory, strategic and reputational risks.
	☒	No Hedging or Pledging: We do not allow our NEOs to hedge or pledge our stock.
☑
Maintain a Clawback Policy: Each of our NEOs is subject to a clawback policy applicable to all of Olin’s executive officers, as defined by Section 16 of the Exchange Act.  The policy generally allows Olin to recover compensation previously paid to an executive officer in the event of a financial restatement that impacts the applicable performance metric if, in the opinion of our Board or
Compensation Committee, the revision would have resulted in a lower payment or award.
	☒	No Payment of Dividends on Unvested Equity Awards: Payment of dividends or dividend equivalents for all equity awards is subject to the same vesting conditions as the underlying award.
☑
Maintain a Stock Ownership Policy: We maintain a stock
ownership policy that requires our executive officers to maintain stock ownership (excluding unvested performance share unit
awards) equal to a set multiple of base salary. Covered executives have five years from the date the guidelines apply to attain the required stock ownership levels.  The base salary multiple is 6 for the CEO, 3 for any Senior Vice President, and 2 for any Vice
President.  We also maintain a stock ownership policy for Board of
Director members which requires a multiple of 5 times the annual retainer amount to be achieved within five years from the date of joining the Board.  As of December 31, 2025, all covered executives and Board of Director members were in compliance with the stock ownership policy.
	☒	No Automatic Compensation Increases: We do not automatically increase NEO’s base salary or total compensation opportunities each year.

Compensation Process: Roles and Responsibilities
Our Compensation Committee is the body primarily responsible for overseeing executive officer compensation, working closely with management and our independent compensation consultant, Exequity LLP (Exequity), to establish total compensation opportunities.  Below is an overview of the decision-making process, considerations, and the role of each key party.
Compensation
Committee
•Our Compensation Committee consists of directors who are independent under the NYSE listing criteria.
•Our Compensation Committee establishes all elements of our total compensation opportunity for executive officers, including our NEOs, and certifies achievement under performance awards, when applicable.
•Our Compensation Committee considers a multitude of factors when setting total compensation opportunity, including but not limited to recommendations from qualified third parties (e.g., CEO and independent compensation consultant), job responsibilities, qualifications, performance, business growth, and market practices.
•Our Compensation Committee routinely meets in executive session (with no officers present) and, as appropriate, invites third party advisors to attend.
Management
•For non-CEO executive officers, our CEO reviews and provides feedback on individual performance and makes recommendations on total compensation opportunity to our
Compensation Committee.
Independent
Compensation
Consultant
•To assist in performing its duties, our Compensation Committee engages Exequity, an independent board and management advisory firm. Exequity solely served the
Compensation Committee and the committee determined that Exequity had no conflicts of interest in providing services to the committee and was independent under the NYSE factors for compensation consultants.
•As advisor to our Compensation Committee, Exequity assisted in reviewing the total compensation strategy and pay levels for our NEOs, recommended appropriate peer group comparisons, examined all aspects of our executive compensation program to ensure ongoing support, and provided general advice to our Compensation Committee on all compensation decisions pertaining to our executive officers.
Peer Group Data
In designing and implementing our executive compensation programs, our Compensation Committee reviews compensation data from a peer group (referred to as the “comparator group”) that is determined and periodically adjusted, in consultation with Exequity.  Our Compensation Committee is not bound to mirror the comparator group standards but does consider comparator group norms as one factor to help ensure market competitive compensation practices.  In 2024, the Compensation Committee removed The Sherwin-Williams Company from the comparator group for 2025 compensation decisions due to its size relative to the Company.  For 2025 compensation decisions, the comparator group referenced by the Compensation Committee was comprised of the following 20 chemicals companies, that were identified as reasonably aligned with our revenues, industry affiliation, and corporate structure:

Air Products and Chemicals, Inc.	The Chemours Company	International Flavors & Fragrances, Inc.
Albemarle Corporation	Corteva, Inc.	The Mosaic Company
Avient Corporation	DuPont de Nemours, Inc.	PPG Industries, Inc.
Axalta Coating Systems Ltd.	Eastman Chemical Company	RPM International, Inc.
Cabot Corporation	Ecolab Inc.	The Scotts Miracle-Gro Company
Celanese Corporation	FMC Corporation	Westlake Corporation
CF Industries Holdings, Inc.	Huntsman Corporation

What We Pay and Why: Elements of Compensation
Overview of Elements of Compensation
There are three primary elements of our total direct compensation package: base salary, short-term incentive opportunities, and long-term incentive awards (equity-based).  In addition, we provide market competitive retirement and change in control protections.

Compensation Element	Description	Objectives
Base Salary	Fixed compensation that is reviewed annually based on, for example, scope of responsibilities, tenure, market value, and individual performance.	Rewards day-to-day value of executives consistent with the market. Attract, retain, and motivate qualified and experienced executives.
Short-Term Incentives
“At-risk” compensation earned based on
performance measured against pre-
established annual goals.
At target, 80% of each NEO’s award is tied to
company and/or division financial
performance with the remaining 20% to the
achievement of non-financial goals.

Ties compensation to the achievement of
short-term company goals and objectives.
Motivates executives to achieve short-term
financial targets and non-financial strategic
objectives that ultimately contribute to long-
term company growth and shareholder
return.

Long-Term Incentives
“At risk” compensation consists of 60%
performance share units (PSUs) and 40%
restricted stock units (RSUs), with the value
fluctuating according to shareholder value.
PSUs vest based on achievement of relative
Total Shareholder Return (TSR) and Net
Income.
RSUs vest based on continued service.

Motivates executives to achieve long-term
goals, aligning financial interests of
executives and shareholders.
Coordinates activities of all NEOs in support
of long-term organizational value
enhancement.
Rewards continuous service with the
company.

Other Compensation and Benefits
Broad-based benefits provided to Olin
employees (e.g., health insurance and
retirement plan participation), market
competitive perquisites (i.e. certain
insurance, financial advisory/wealth
management, and health assessment
benefits), and the availability of a
nonqualified deferred compensation plan.
Market competitive severance and change in
control packages.

Provide a total compensation package that is
market competitive to allow us to recruit and
retain executive talent.
Allow executives to focus on generating
shareholder value and ensure personal
indifference to the outcome of a transaction
in the event of a change in control.

Base Salary
The salaries of our NEOs are reviewed annually by the Compensation Committee and are adjusted based on our compensation philosophy and considering merit, promotion, and change in role or market rates, as applicable.
Following its annual review, the Compensation Committee approved increased base salaries for Messrs. Slater,
Kohl, Flaugher, and Carter effective January 1, 2025 and considered but did not make any base salary adjustment for Mr.
Lane.
Short-Term Incentive Program (STIP)
STIP Performance Measures. Our Compensation Committee makes annual cash awards under our STIP.
Actual STIP payouts are calculated as a percentage of target based on our achievement with respect to pre-established performance metrics, as discussed below.  For 2025, the target STIP awards for all executive officers, including our
NEOs, were based 80% on financial targets and 20% on non-financial goals.  The Compensation Committee’s philosophy is to establish performance targets such that if Olin meets expectations, the executives have the opportunity to receive a target payout.  Further, performance that exceeds or does not meet expectations shall result in payouts above or below target, respectively.

For NEOs with corporate wide responsibility, Messrs. Lane and Slater, the financial targets were based entirely on corporate performance.  Corporate financial targets for 2025 included Adjusted EBITDA and Levered Free Cash Flow.
Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) represents our net income (loss) plus an add-back for depreciation and amortization, interest expense (income), income tax provision (benefit), other expense
(income), restructuring charges (income), and certain other non-recurring items.  Levered Free Cash Flow represents our cash flow after interest paid, income taxes paid, changes in working capital, capital expenditures, and payments under long-term supply contracts.
For NEOs with divisional responsibility, Messrs. Kohl, Flaugher, and Carter, the 80% financial targets were further divided with 60% based on division performance and 20% based on corporate performance.  Corporate financial targets are the same as described above for NEOs with corporate wide responsibility.  Division financial targets for 2025 included
Division Adjusted EBITDA and Division Adjusted Cash Flow.  Division Adjusted EBITDA represents our segment results plus an add-back for depreciation and amortization and certain other non-recurring items.  Division Adjusted Cash Flow represents our Division Adjusted EBITDA adjusted for changes in working capital and reduced by capital expenditures and payments under long-term supply contracts.
For 2025, the Compensation Committee approved non-financial objectives including the following categories:
Safety, Health & Environmental Goals and Strategic Goals.  Each division shared equally the accountability for the achievement of the non-financial objectives.
Determination of Financial Performance Metric Achievement. As noted above, financial targets applied to
80% of the 2025 STIP for each NEO.
The table below shows the 2025 thresholds, targets, and maximum as well as corresponding results and payout percentages for all applicable financial targets.  Dollar amounts in the table below are shown in millions.

Performance Measure	Performance Threshold	Performance Target	Performance Maximum	Actual Performance	Actual Payout Percentage
Adjusted EBITDA—Corporate	$500.0	$1,000.0	$1,250.0	$653.3	32.7%
Levered Free Cash Flow—Corporate	$163.0	$326.0	$407.5	$262.5	24.1%
Adjusted EBITDA—Chemicals Division	$410.0	$820.1	$1,025.1	$627.9	45.9%
Adjusted Cash Flow—Chemicals Division	$289.2	$578.4	$723.0	$637.8	30.4%
Adjusted EBITDA—Winchester Division	$156.5	$313.1	$391.4	$103.4	—%
Adjusted Cash Flow—Winchester Division	$119.0	$238.1	$297.6	$46.5	—%
For 2025, in calculating Adjusted EBITDA, we used 2025 EBITDA excluding the effect of the following special charges, gains and losses (which were reflected in our 2025 EBITDA):  (i) restructuring charges of $33.4 million, (ii) a $1.5 million adjustment related to a previously completed acquisition, and (iii) environmental insurance recoveries for costs incurred and expensed in prior years of $1.0 million.
Determination of Non-Financial Performance Metric Achievement.  As noted above, non-financial goals applied to 20% of the 2025 STIP for each NEO.  After reviewing performance, as discussed below, the Compensation
Committee determined all applicable NEOs earned 18.0% of their target STIP award based on non-financial performance in the aggregate.

Non-Financial Category	Percentage Earned
Strategic Goals	14.0%
Safety, Health & Environmental Goals	4.0%

STIP Opportunities and Payments.  The STIP opportunities and payouts for 2025 were as follows:

NEO	Threshold	Target	Maximum	Earned
Kenneth T. Lane	$572,000	$1,430,000	$2,860,000	$1,069,640
Todd A. Slater	$260,000	$650,000	$1,300,000	$486,200
Florian J. Kohl	$190,000	$475,000	$950,000	$424,769
Brett A. Flaugher	$224,000	$560,000	$1,120,000	$180,320
Deon A. Carter	$200,000	$500,000	$1,000,000	$447,125
Long-Term Incentive Program (LTIP)
For 2025, the Compensation Committee set the following target LTIP award levels which were allocated  between
PSUs (60%) and RSUs (40%).  The change in mix from equal allocation between PSUs and stock options for the LTIP awards more closely aligns Olin with its peers, increases the emphasis on performance-conditioned pay, and supports the
Compensation Committee’s belief that RSUs are less dilutive to shareholders and, as full value awards, more strongly incentivize executive retention.  The Compensation Committee did not award stock options to NEOs in 2025.

NEO	Target Award
Kenneth T. Lane	$7,500,000
Todd A. Slater	$1,800,000
Florian J. Kohl	$1,250,000
Brett A. Flaugher	$1,300,000
Deon A. Carter	$1,400,000
Performance Share Units.  Each NEO’s 2025 LTIP target award value was delivered 60% in performance share units (PSUs). The target number of PSUs awarded to each NEO was determined by dividing 60% of the NEO’s target award value by the fair market value of our common stock (the average of the high and low per share sales price of our common stock on the NYSE on the grant date).  The total number of PSUs that vest and will be paid to each NEO from awards made in 2025 will vary between 0% and 200% of this target number.  The grant date fair value of PSUs as reported in the Grants of Plan-Based Awards table differs from the targeted value due to the accounting rules under
Accounting Standards Codification Topic 718, Compensation—Stock Compensation (ASC 718).
Half of the target number of PSUs will be earned based on our relative TSR over the three-year period ending
December 31, 2027 compared to the community of companies in the S&P 1500 Materials Index, plus one selected direct competitor—Huntsman Corporation (collectively, the Performance Share Comparison Group), as shown in the table below.  TSR for Olin and the Performance Share Comparison Group companies is calculated using a 20-trading day average stock price.

Olin’s Relative TSR Percentile	Percentage of Relative TSR PSUs Earned
80.0 or More	200%
Greater than 50.0, but Less than 80.0	100% plus 3.33% for each incremental percentile above the 50.0
50.0	100%
Greater than 20.0, but Less than 50.0	25% plus 2.5% for each incremental percentile above the 20.0
20.0	25%
Less than 20.0	0%

The remaining half of the target number of PSUs will be earned based on our actual net income compared to the applicable net income goal set by our Compensation Committee for each year and the cumulative three-year net income goal.  At the beginning of each year during the performance period, our Compensation Committee sets an annual net income goal.  At the beginning of the third year of the performance period, the Compensation Committee sets both the third annual net income goal and approves the three-year net income goal, which represents the aggregate of the three annual net income goal amounts.  The annual net income goals are weighted 20% per year and the cumulative net income goal is weighted 40% for the entire three-year period.  The Compensation Committee sets performance goals for net income in this manner due to the Company’s cyclical earnings.  This gives the Committee the flexibility to set goals based on expectations for each year while also measuring aggregate performance versus target over the full performance cycle.
The actual amount of PSUs earned with respect to each goal will be based on our net income as a percentage of the applicable goal, as shown in the table below:

Olin’s Net Income as Percentage of Goal	Percentage of Net Income PSUs Earned (1)
140% or More	200%
100%	100%
60%	50%
Less than 60%	0%

(1) To the extent Olin’s net income falls in between the outlined target achievements, the shares earned will be determined based on linear interpolation.
Restricted Stock Units.  The remaining 40% of each NEO’s 2025 LTIP target award value is delivered in RSUs.
The number of RSUs awarded to each NEO is determined by dividing 40% of the NEO’s target award value by the fair market value of our common stock (the average of the high and low per share sales price of our common stock on the
NYSE on the grant date).  The RSUs vest in three, equal annual installments, generally contingent on the NEO’s continued employment.
Dividend Equivalents.  Dividend equivalents for PSUs and RSUs accrue throughout the relevant vesting period based on the underlying number of PSUs or RSUs granted to the NEO.  Dividend equivalents are based on the amount of common stock dividends declared and paid on our common stock and only vest upon the satisfaction of the underlying award vesting criteria.
2023 PSU Award.  In February 2023, as part of our annual LTIP award cycle, our Compensation Committee granted PSU awards to Messrs. Slater and Flaugher, both of whom were executive officers at that time.  The PSU awards were granted according to the award structure and vesting conditions described above with a performance period covering 2023 through 2025.  Our relative TSR percentile ranking for the 2023 through 2025 performance period was
4.83% as compared to our Performance Share Comparison Group resulting in a vesting at 0.00% for the relative TSR
PSU portion.  Our net income performance was 60.47% for 2023, 0.00% for 2024, 0.00% for 2025, and 0.00% for the
2023 to 2025 cumulative period resulting in an aggregate payout percentage of 12.10% for the net income PSU portion.
As a result of our relative TSR and net income performance our NEOs earned the following number of PSUs under their 2023 PSU awards:

NEO	Target PSUs	PSUs Aggregate Payout %	PSUs Earned
Todd A. Slater	13,626	6.05%	825
Brett A. Flaugher	7,846	6.05%	475
Other Compensation
We offer a small number of other personal benefits, such as certain insurance, financial advisory/wealth management, and health assessment benefits to our NEOs, and the retirement and severance benefits described below, to groups of employees, including our NEOs. We extend some benefits, such as a portion of health insurance premiums and certain retirement benefits, to all eligible employees. We tie the size and construction of these benefits to competitive practices in the market, a decision our Compensation Committee believes enables us to attract and retain executives with the talents and skill sets we require.
Retirement Benefits.  The Olin Corporation Retirement Savings Plan (RSP) is a qualified, defined contribution
401(k) plan that provides eligible employees the opportunity to make pre-tax, Roth, after-tax and catch-up contributions.
Olin generally matches a portion of eligible compensation that the participant contributes to the plan and makes additional employer contributions based on a percentage of eligible compensation, as defined in the RSP.
The Supplemental RSP is an unfunded, nonqualified deferred compensation plan for our NEOs and a select group of other senior management employees that is described in greater detail under the heading “Nonqualified Deferred
Compensation.”  Our Compensation Committee believes that offering this benefit has allowed us to remain competitive in the market for qualified senior-level executive talent.
We also maintain three, frozen defined benefit plans – a qualified plan and two nonqualified plans, the Senior and
Supplemental Plans.  Messrs. Slater and Flaugher are the only NEOs with an accrued benefit under a frozen defined benefit pension plan.
Executive Severance Plans.  The Compensation Committee believes that severance protections play a valuable role in attracting, motivating, and retaining highly talented executives.  As a result, each NEO is party to an Executive
Severance Plan, as are described under the heading “Potential Payments Upon Termination or Change in Control.”

Looking Forward to 2026
Our Compensation Committee conducted an evaluation of the performance measures utilized as part of the PSU awards.  Based on that evaluation, beginning in 2026, the PSU awards will include a performance measure based on
Adjusted EBITDA with a performance multiplier based on Olin’s TSR.  The Compensation Committee believes this change will more closely align the long-term interests of our NEOs with those of shareholders and better align our performance with the cyclical nature of the businesses in which we operate.

Risk Assessment
Our Compensation Committee, in consultation with management, regularly evaluates the risks involved with our compensation programs.  In November 2025, we conducted a comprehensive risk assessment considering factors such as the plan metrics, number of plan participants, maximum payments, and risk mitigation factors.  Exequity reviewed the risk assessment and advised our Compensation Committee of its comfort with the level of risk inherent in our compensation programs.  Following our Compensation Committee’s review of the risk assessment and Exequity’s input, our Compensation Committee concluded that it did not believe any of our compensation programs or policies create risks that are reasonably likely to have a material adverse impact on Olin.

Tax and Accounting Considerations
All elements of compensation, including salaries, generate charges to earnings under generally accepted accounting principles (GAAP).  We generally do not adjust compensation based on accounting factors.  Our
Compensation Committee takes into consideration the tax deductibility of compensation, to the extent practical, but reserves the right to authorize payments that may not be deductible if it believes that the payments are appropriate and consistent with our compensation philosophy.

Compensation Committee Report
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, recommends that it be included in Olin’s 2025 annual report on
Form 10-K and Proxy Statement for the 2026 annual meeting of shareholders.
Earl L. Shipp, Chair
Edward M. Daly
Julie A. Piggott
W. Anthony Will
February 18, 2026

EXECUTIVE COMPENSATION

Summary Compensation Table
The table below summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended December 31, 2025, 2024 and 2023:

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus (1) ($) (d)	Stock Awards (2) ($) (e)	Option Awards (2) ($) (f)	Non-equity Incentive Plan Compensat ion (3) ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4) ($) (h)	All Other Compen sation (5) ($) (i)	Total ($) (j)
Kenneth T. Lane President and CEO	2025	$1,100,000	$—	$7,486,984	$—	$1,069,640	$—	$141,800	$9,798,424
	2024	$870,833	$—	$15,695,134	$3,500,007	$171,600	$—	$120,560	$20,358,134

Todd A. Slater Senior Vice President and CFO	2025	$740,000	$500,000	$1,796,950	$—	$486,200	$17,801	$103,884	$3,644,835
	2024	$720,000	$100,000	$976,090	$840,004	$96,000	$520	$104,571	$2,837,185
	2023	$680,000	$—	$871,670	$833,431	$386,280	$15,924	$127,740	$2,915,045

Florian J. Kohl Vice President and President, Epoxy & International	2025	$625,000	$500,000	$1,247,881	$—	$424,769	$—	$90,358	$2,888,008
	2024	$579,167	$100,000	$746,837	$300,022	$72,000	$—	$68,055	$1,866,081

Brett A. Flaugher Vice President and President, Winchester	2025	$680,000	$500,000	$1,297,787	$—	$180,320	$70,092	$117,832	$2,846,031
	2024	$660,000	$100,000	$697,224	$600,020	$332,640	$—	$90,855	$2,480,739

Deon A. Carter Vice President and President, Chlor Alkali Products and Vinyls	2025	$680,000	$—	$1,397,625	$—	$447,125	$—	$83,424	$2,608,174
(1)For Messrs. Slater, Kohl, and Flaugher, the values in this column represent payments of the Retention Bonus, which are described below under the heading “Narrative Disclosure to Summary Compensation Table and Grants of Plan-
Based Awards Table.”
(2)Represents the aggregate grant date fair value of equity awards granted in that year (PSUs and RSUs in column (e)), calculated in accordance with ASC 718.  Please refer to Footnote 4 of the Grants of Plan-Based Awards table for a discussion of the assumptions used in these calculations.  The PSU amounts in column (e) are calculated based on a payout equal to 100% of the target level for awards.  Set forth below are the amounts that would have been included for PSU awards and total equity awards, if the grant date fair value had been based on the highest level of PSUs achievable under the program (for a payout equal to 200% of the target level).

	2025		2024		2023
NEO	PSUs	Total	PSUs	Total	PSUs	Total
Kenneth T. Lane	$8,973,964	$11,973,966	$8,354,268	$19,872,268	N/A	N/A
Todd A. Slater	$2,153,848	$2,873,874	$1,952,180	$1,952,180	$1,743,379	$1,743,379
Florian J. Kohl	$1,495,752	$1,995,757	$697,224	$1,095,449	N/A	N/A
Brett A. Flaugher	$1,555,570	$2,075,572	$1,394,448	$1,394,448	N/A	N/A
Deon A. Carter	$1,675,204	$2,235,227	N/A	N/A	N/A	N/A
(3)Amounts listed in this column represent STIP payouts, as described in the CD&A under the heading “What We Pay and Why: Elements of Compensation - Short-Term Incentive Program (STIP).”
(4)Amounts reported in this column represent the total change in the present value of the pension benefits during the applicable year under our defined benefit pension plans.  Pension values as of December 31, 2025 for Mr. Slater include amounts under the Qualified Plan, Supplemental Plan, and Senior Plan and for Mr. Flaugher include amounts under the Qualified Plan and Supplemental Plan.  Other than Messrs. Slater and Flaugher, none of the NEO’s participate in the defined benefit plans.  Changes in the present value of pension benefits are determined using the assumptions we use for financial reporting purposes and represent changes in assumptions and the fact that each
NEO is one year older, rather than any change in our NEO’s accrued pension benefit.  Please see the note entitled
“Pension Plans” in the notes to our audited financial statements included in our 2025 annual report on Form 10‑K for a discussion of these assumptions.  To determine the change in the present value of the pension benefits under these plans, for Messrs. Slater and Flaugher, we used age 62, the first age at which unreduced pension benefits are payable under the applicable Plans.
(5)Amounts reported in this column for 2025 are comprised of the following items:

NEO	Retirement Account Contributions (1)	Perquisites and Personal Benefits (2)	Other Payments (3)	Total
Kenneth T. Lane	$105,870	$16,587	$19,343	$141,800
Todd A. Slater	$88,650	$15,234	$—	$103,884
Florian J. Kohl	$73,603	$16,755	$—	$90,358
Brett A. Flaugher	$99,848	$17,984	$—	$117,832
Deon A. Carter	$64,350	$16,184	$2,890	$83,424

(1)The amounts shown represent Olin’s contributions of a total of 7.5% of eligible compensation to each of the RSP and Supplemental RSP in addition to Olin’s match of a portion of eligible compensation that the NEO contributes to each plan.
(2)The amounts shown represent the costs associated with providing financial advisory/wealth management, life insurance, excess liability insurance, and underinsured and uninsured motorist insurance to the NEO.
(3)The amounts shown represent moving allowances paid in connection with relocation to Olin’s office in Houston,
Texas.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Our NEOs are not employed under general employment contracts.  See “What We Pay and Why: Elements of
Compensation” in the CD&A above for a discussion of the material terms of our 2025 STIP and LTIP.  See “Potential
Payments Upon Termination or Change in Control” for a description of the Executive Severance Plans and other termination and change in control provisions NEOs may be entitled to, including with respect to treatment of outstanding equity awards.

Retention Agreements with Certain NEOs.  In light of the pending CEO transition, on December 20, 2023, the
Company entered into retention agreements (each, a "Retention Agreement”) with Messrs. Slater, Kohl, and Flaugher, which provided the opportunity to earn a $1,000,000 cash retention bonus payment (the "Retention Bonus”) based on continued employment.  The Compensation Committee believed the Retention Agreements were important to incentivize the executives to continue their employment with Olin and to promote a successful executive leadership transition.  The
Retention Agreements included restrictive covenants, including non-competition, non-solicitation, and confidentiality protections in favor of Olin.
The NEOs vested in 50% of their retention bonus in 2025 based on continued employment through July 1, 2025 and vested in the remaining 40% of the Retention Bonuses on January 1, 2026, which were subsequently paid in January
2026.

Grants of Plan-Based Awards

Name (a)	Grant Date (b)	Compensation Committee Meeting Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3) (#) (i)	Grant Date Fair Value of Stock and Option Awards (4) (j)
			Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Kenneth T. Lane	01/01/2025	12/05/2024	$572,000	$1,430,000	$2,860,000
	02/20/2025	02/19/2025				61,097	162,926	325,852		$4,486,982
	02/20/2025	02/19/2025							108,617	$3,000,002

Todd A. Slater	01/01/2025	12/05/2024	$260,000	$650,000	$1,300,000
	02/20/2025	02/19/2025				14,664	39,104	78,208		$1,076,924
	02/20/2025	02/19/2025							26,069	$720,026

Florian J. Kohl	01/01/2025	12/05/2024	$190,000	$475,000	$950,000
	02/20/2025	02/19/2025				10,184	27,156	54,312		$747,876
	02/20/2025	02/19/2025							18,103	$500,005

Brett A. Flaugher	01/01/2025	12/05/2024	$224,000	$560,000	$1,120,000
	02/20/2025	02/19/2025				10,591	28,242	56,484		$777,785
	02/20/2025	02/19/2025							18,827	$520,002

Deon A. Carter	01/01/2025	12/05/2024	$200,000	$500,000	$1,000,000
	02/20/2025	02/19/2025				11,405	30,414	60,828		$837,602
	02/20/2025	02/19/2025							20,276	$560,023
(1)Amounts in these columns represent the potential annual cash incentives established under our 2025 STIP, as described in the CD&A under the heading “What We Pay and Why: Elements of Compensation – Short-Term Incentive
Program.”  Actual amounts were determined, approved, and paid in early 2026, and are included in the Non-Equity
Incentive Compensation column of the Summary Compensation Table.
(2)For all NEOs, numbers in these columns represent awards of PSUs under our 2025 LTIP,  as described in the CD&A under the heading “What We Pay and Why: Elements of Compensation – Long-Term Incentive Program (LTIP),”
which vest based on achievement of three-year performance goals related to relative TSR and net income.  The amounts in column (h) represent 200% of the target amounts.
(3)For all NEOs, numbers in this column represent awards of RSUs under our 2025 LTIP, as described in the CD&A under the heading “What We Pay and Why: Elements of Compensation – Long-Term Incentive Program (LTIP),”
which vest in three, equal annual installments, generally contingent on the NEO’s continued employment.
(4)Amounts in this column assume payment of PSUs at the target level and RSUs fully vest, in each case calculated in accordance with ASC 718.  Please see the note entitled “Stock-Based Compensation” in the notes to our audited financial statements included in our 2025 annual report on Form 10-K for additional discussion of the assumptions underlying these calculations.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)		Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#) (f)		Market Value of Shares or Units of Stock That Have Not Vested (10) ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (11) ($) (i)
Kenneth T. Lane	—	—		$—	—	—		$—	162,926	$3,393,749
	—	—		$—	—	—		$—	60,776	$1,265,964
	—	—		$—	—	108,617	(4)	$2,262,492	—	$—
	—	—		$—	—	150,000	(5)	$3,124,500	—	$—
	43,162	86,324	(1)	$57.59	03/18/2034	—		$—	—	$—

Todd A. Slater	—	—		$—	—	—		$—	39,104	$814,536
	—	—		$—	—	—		$—	16,066	$334,655
	—	—		$—	—	26,069	(4)	$543,017	—	$—
	11,585	23,169	(2)	$52.29	02/22/2034	—		$—	—	$—
	19,333	9,666	(3)	$60.55	02/22/2033	—		$—	—	$—
	36,000	—		$49.71	02/22/2032	—		$—	—	$—
	64,200	—		$28.99	02/15/2031	—		$—	—	$—
	163,600	—		$17.33	02/18/2030	—		$—	—	$—
	94,100	—		$26.26	02/19/2029	—		$—	—	$—
	54,000	—		$32.94	02/16/2028	—		$—	—	$—
	86,000	—		$29.75	02/10/2027	—		$—	—	$—
	92,250	—		$13.14	02/11/2026	—		$—	—	$—

Florian J. Kohl	—	—		$—	—	—		$—	27,156	$565,659
	—	—		$—	—	—		$—	5,738	$119,523
	—	—		$—	—	18,103	(4)	$377,085	—	$—
	—	—		$—	—	3,750	(6)	$78,113	—	$—
	—	—		$—	—	2,500	(7)	$52,075	—	$—
	—	—		$—	—	2,500	(8)	$52,075	—	$—
	4,138	8,275	(2)	$52.29	02/22/2034	—		$—	—	$—

Brett A. Flaugher	—	—		$—	—	—		$—	28,242	$588,281
	—	—		$—	—	—		$—	11,476	$239,045
	—	—		$—	—	18,827	(4)	$392,166	—	$—
	8,275	16,550	(2)	$52.29	02/22/2034	—		$—	—	$—
	11,131	5,565	(3)	$60.55	02/22/2033	—		$—	—	$—
	19,200	—		$49.71	02/22/2032	—		$—	—	$—
	30,800	—		$28.99	02/15/2031	—		$—	—	$—
	41,800	—		$17.33	02/18/2030	—		$—	—	$—
	24,000	—		$26.26	02/19/2029	—		$—	—	$—
	12,000	—		$32.94	02/16/2028	—		$—	—	$—
	19,000	—		$29.75	02/10/2027	—		$—	—	$—

Deon A. Carter	—	—		$—	—	—		$—	30,414	$633,524
	—	—		$—	—	20,276	(4)	$422,349	—	$—
	—	—		$—	—	7,500	(9)	$156,225	—	$—
(1)The stock options vest in three annual equal tranches beginning March 18, 2025, so the first tranche has vested.
(2)The stock options vest in three annual equal tranches beginning February 22, 2025, so the first tranche has vested.
(3)The stock options vest in three annual equal tranches beginning February 22, 2024, so the first two tranches have vested.

(4)The RSUs vest in three annual equal tranches beginning February 20, 2026.
(5)The RSUs vest in two tranches, 50,000 on March 18, 2026 and 100,000 on March 18, 2027.
(6)The RSUs vest in two tranches, 1,250 on June 1, 2026 and 2,500 on June 1, 2027.
(7)The RSUs vest on February 22, 2027.
(8)The RSUs vest on May 15, 2026.
(9)The RSUs vest in two tranches, 2,500 on June 17, 2026 and 5,000 on June 17, 2027.
(10)Represents the entire value of all unvested RSUs based on the December 31, 2025 closing price of our common stock of $20.83.
(11)Represents the entire value of all unvested PSUs at target based on the December 31, 2025 closing price of our common stock of $20.83.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (1) (#) (d)	Value Realized on Vesting (2) ($) (e)
Kenneth T. Lane	—	$—	50,000	$1,284,500
Todd A. Slater	—	$—	6,965	$212,958
Florian J. Kohl	—	$—	1,250	$112,855
Brett A. Flaugher	—	$—	3,691	$52,100
Deon A. Carter	—	$—	2,500	$25,538
(1)The shares listed in column (d) above represent PSUs paid in February 2025 (vested based on our performance for the three years ended December 31, 2024), under an award made in early 2022, resulting in net shares delivered to
Messrs. Slater and Flaugher of 3,482 and 1,845, respectively, after 3,483 and 1,846 shares, respectively, were paid in cash.  In addition, the shares listed in column (d) above also includes (i) an RSU award granted on March 18, 2024 under which the first tranche vested on March 18, 2025 for Mr. Lane, resulting in 35,317 net shares delivered after
14,683 shares were withheld for taxes, (ii) an RSU award granted on June 1, 2024 under which the first tranche vested on June 1, 2025 for Mr. Kohl, resulting in 945 net shares delivered after 305 shares were withheld for taxes, and (iii) an RSU award granted on June 18, 2024 under which the first tranche vested on June 18, 2025 for Mr. Carter, resulting in 1,891 net shares delivered after 609 shares were withheld for taxes.
(2)PSUs are paid approximately half in cash and half in stock. The cash portion of the PSUs payment was based on the fair market value of the shares as of December 31, 2024 ($33.54), and dollar amounts listed in column (e) above for the stock portion of the payment of performance share units are based on the average of the high and low sales price for our common stock as of February 19, 2025, the date the shares were issued ($27.61).  RSUs are valued based on the average of the high and low sales price of our common stock on the vesting date. The value in this column also includes dividend equivalents paid on the gross number of shares which vested.

Pension Benefits
The following table shows the present value of the benefits under our defined benefit plans as of December 31,
2025, for Messrs. Slater and Flaugher.  The remaining NEOs do not participate in any defined benefit plan.  Please see the item entitled “Pension Plan Assumptions” included in the “Pension Plans” footnote in the notes to our audited financial statements included in our 2025 annual report on Form 10-K for a discussion of these assumptions.

Name (a)	Plan Name (b)	Number of Years Credited Service (1) (#) (c)	Present Value of Accumulated Benefit (2) (3) ($) (d)	Payments During Last Fiscal Year ($) (e)
Todd A. Slater (4)	Qualified Plan	5.00	$180,392	$—
	Supplemental Plan	5.00	$28,726	$—
	Senior Plan	2.58	$15,038	$—
Brett A. Flaugher (4)	Qualified Plan	23.37	$834,320	$—
	Supplemental Plan	23.37	$32,609	$—
(1)For Messrs. Slater and Flaugher, benefit accruals were frozen under all plans effective December 31, 2007.
Employment after that date continues to count toward meeting service and age requirements for vesting and early retirement.  Messrs. Slater and Flaugher have met the requirements for vesting and early retirement eligibility.
(2)The present values are calculated using Messrs. Slater and Flaugher’s frozen accrued benefits as of December 31,
2007 and an assumed retirement date of age 62 at which time they may receive unreduced benefits.  The assumptions we used for financial reporting as of December 31, 2025, including a 5.4% single effective rate (in lieu of a discount rate) for the Qualified Plan, a 4.9% single effective rate for the Supplemental Plan, a 4.8% single effective rate for the Senior Plan, and the PRI-2012 Blue Collar Mortality Tables for Annuitants and Employees, with the Social
Security Administration—2021 Intermediate Cost Projections Mortality Improvement Scale.
(3)Amounts in this column assume that benefits are paid in the form of an annuity during the executive’s lifetime.  The executive may instead elect payment of benefits under any of the available payment forms under these plans, including payments for the executive’s life (a “single life annuity”) or payments continuing after the executive’s death for the life of his or her spouse (a “joint and survivorship benefit”).  Under the Qualified Plan and the Supplemental
Plan, benefit payments are reduced from the single life annuity based on actuarial calculations if the executive elects a different payment form.  The Senior Plan generally provides a 50% joint and survivorship benefit without any actuarial reduction, and also provides the executive with an additional amount equal to the amount of the actuarial reduction of benefits payable from the Qualified Plan and the Supplemental Plan for a 50% joint and survivorship benefit election.
(4)All accrued benefits under the Supplemental Plan and Senior Plan were paid out in connection with the required payments made in 2015 to participants in connection with the October 2015 acquisition of the U.S. chlor alkali and vinyl, global chlorinated organics, and global epoxy business of Dow (the Acquisition) (such payments, the Required
NQ Plan Payments). At the time of the Acquisition, Messrs. Slater and Flaugher had not reached retirement age, so they have residual benefits under the Supplemental Plan and Mr. Slater has a residual benefit under the Senior Plan.
Qualified Plan
As part of our benefits program, we offered a defined benefit retirement plan to salaried employees hired before
January 1, 2005 through our Qualified Plan.  In 2005, we amended the Qualified Plan to close participation, so that salaried employees hired on or after January 1, 2005, are not eligible.  Benefits accrued by most salaried participants in the Qualified Plan, including Messrs. Slater and Flaugher, were “frozen” effective December 31, 2007.
Benefits under the Qualified Plan are calculated based on the average cash compensation (salary and annual incentive) for the highest three years out of the last 10 years the individual was employed by Olin, through December 31,
2007.  An employee’s benefit is generally 1.5% of his or her average compensation during the relevant period multiplied by the number of years of service, less a percentage of his or her primary Social Security benefit based on years of service (not to exceed 50% of such Social Security benefit).  Participants who leave Olin before age 65 with at least five years of service (but less than 10 years of service) receive a vested retirement benefit beginning the month after their 65th birthday.  For, participants who are at least age 55, but younger than age 62 with at least 10 years of service when they leave Olin, may elect to receive a benefit immediately that is reduced by 4% for each year the participant is younger than age 62  Benefits from the Qualified Plan generally are paid as an annuity with the form of payment (e.g. joint and survivorship benefit, guaranteed period, etc.) selected by the participant, subject to any applicable actuarial reductions.

Supplemental and Senior Plans
The Supplemental Plan and Senior Plans are frozen unfunded, nonqualified deferred compensation plans for select management employees and those at specified compensation levels.
The Supplemental Plan both restores benefits limited by the Code and provides benefits on certain compensation excluded from coverage under the Qualified Plan.  Benefits accrued by most salaried participants in the Supplemental
Plan, including Messrs. Slater and Flaugher, were “frozen” effective December 31, 2007.  The formula used to calculate pension benefits under the Supplemental Plan is the same as under the Qualified Plan, without the Code limitations on benefits and eligible compensation, reduced by the amount payable under the Qualified Plan.  Early retirement benefits have similar eligibility and use the same reduction factors as the Qualified Plan.
Under the Senior Plan, participating employees who were Section 16(b) Officers selected by our committee prior to the freeze date receive pension benefits generally equal to 3% of the executive’s average eligible compensation (not subject to the Code and other Qualified Plan limits) multiplied by the number of years of participation in the Senior Plan, plus 1.5% of the executive’s average compensation for years of service in the Qualified Plan and Supplemental Plan, less years of service in the Senior Plan, reduced by the pension benefits accrued under the Qualified Plan and the
Supplemental Plan.  Senior Plan benefits are further reduced by 50% of the employee’s primary Social Security benefit.
The Senior Plan provides a joint and survivorship benefit to an executive’s surviving spouse, generally equal to 50% of the executive’s benefits from the Senior Plan.  In addition, the Senior Plan pension benefits are increased by the amount of the actuarial reduction to benefits under the Qualified and Supplemental Plans if the executive elects the 50% joint and survivorship option under those plans.
As noted above, previously accrued benefits in the Supplemental and Senior Plans were required to be paid to participants as part of the Required NQ Plan Payments in connection with the Acquisition.  At the time of the Acquisition,
Messrs. Slater and Flaugher had not reached retirement age and so they have residual benefits under the Supplemental
Plan  and Mr. Slater has a residual benefit under the Senior Plan for their early retirement allowances.

Nonqualified Deferred Compensation
The following table sets forth information with respect to our Supplemental RSP for each of our NEOs for 2025:

Name (a)	Executive Contributions in Last FY (1) ($) (b)	Registrant Contributions in Last FY (2) ($) (c)	Aggregate Earnings (Losses) in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
Kenneth T. Lane	$—	$69,120	$4,810	$—	$161,612
Todd A. Slater	$39,000	$48,150	$(406,039)	$—	$799,931
Florian J. Kohl	$16,500	$34,275	$8,424	$—	$105,387
Brett A. Flaugher	$19,800	$59,598	$84,425	$—	$605,726
Deon A. Carter	$—	$27,600	$274	$—	$27,874
(1)Amounts in this column are included in the Base Salary column of the Summary Compensation Table.
(2)Amounts in this column are included in the All Other Compensation column of the Summary Compensation Table and represent Olin matching contributions and retirement account contributions to the NEO’s Supplemental RSP account.
Our Supplemental RSP provides deferral and company matching opportunities to employees eligible to participate in the RSP whose contributions are limited under the Code because their base pay exceeds the Code’s compensation limit.  These employees can make pre‑tax contributions to the Supplemental RSP after their eligible compensation reaches the Code limit under the RSP.  For these purposes, eligible compensation generally includes base salary but excludes incentive compensation.  Employees who contribute to the Supplemental RSP receive matching contributions from Olin at the same level Olin matches RSP contributions.  In addition, Olin provides the same retirement contributions to the Supplemental RSP as under the RSP (5% or 7.5%, depending on the employee’s age) on the amount of the excess eligible compensation.  For these purposes, eligible compensation generally includes base salary and short‑term incentive compensation, but excludes long‑term incentive compensation.  Employees may elect to have their contributions to the
Supplemental RSP invested in phantom shares of Olin common stock or select from an approved list of phantom investment options.

Potential Payments Upon Termination or Change in Control
We have two executive severance plans that cover our NEOs – one, the Olin Corporation Severance Plan for
Section 16(b) Officers (Severance Plan), covers certain qualifying terminations and the other, the Olin Corporation
Change in Control Severance Plan for Section 16(b) Officers (CIC Severance Plan), covers certain qualifying terminations that occur in connection with a change in control.  We refer to the Severance Plan and CIC Severance Plan as the
Executive Severance Plans.  The terms of the 2025 STIP and LTIP awards also include provisions addressing treatment on a qualifying termination, whether or not in connection with a change in control.  A qualifying termination is generally considered to have occurred in connection with a change in control if it occurs within two years following the change in control.  The value of benefits under the Supplemental RSP and, for Messrs. Slater and Flaugher, the Supplemental Plan
is disclosed under the headings “Nonqualified Deferred Compensation” and “Pension Benefits” above, respectively.
Additionally, the value of benefits for Mr. Slater under the Senior Plan is disclosed under the heading “Pension Benefits”
above and would be applicable in the case of a termination by Olin without cause not in connection with a change in control and retirement prior the age of 65.  Our LTIP provisions contain double trigger vesting provisions in the event of a change in control.
All payments and other benefits under the Executive Severance Plans are subject to the executive’s execution and non-revocation of, and continued compliance with, a separation release agreement. The separation release agreement includes a general release of all claims against Olin and the executive’s compliance with restrictive covenants provided under the Executive Severance Plans, including ongoing non-disparagement requirements with respect to Olin and certain non-competition and non-solicitation covenants during the executive’s severance period. The executive, regardless of the circumstances of the executive’s termination of employment, would also be prohibited from disclosing our trade secrets and other confidential information.
A summary of the benefits available on December 31, 2025 in different scenarios under the terms of our
Executive Severance Plans, 2025 STIP, and LTIP is provided below.  Key terms used in the Executive Severance Plans are generally defined as follows:
“Cause” generally means an NEO’s (i) willful and continued failure to substantially perform duties; (ii) willful engagement in gross misconduct significantly financially injurious to Olin; (iii) willful breach of Olin’s Code of
Conduct; or (iv) willful misconduct that is a felony or fraud in the course of employment.
“Good Reason” means the executive terminates his or her employment (after appropriate notice and an opportunity to cure) because (i) the executive is required to relocate by more than fifty miles; (ii) the executive’s salary is reduced or is not increased on a basis consistent with the salary system for executive officers in place before the change in control; (iii) the employer fails to maintain the executive’s incentive compensation plans or health, welfare and retirement plans on substantially the terms in effect prior to the change in control; or (iv) the executive is assigned duties inconsistent with the executive’s position prior to the change in control, or (v) the employer takes actions that result in a diminution of the executive’s responsibilities or a substantial reduction in resources to carry out his duties.
“Change in Control” generally means:
(1)a person or entity acquires beneficial ownership (as defined in the Exchange Act) of 20% or more of our common stock unless (a) the acquiring party is Olin, our subsidiaries or our benefit plans, an underwriter holding the shares temporarily for an offering, or a group that includes the executive who is a participant in the
CIC severance plan or an entity that such executive controls, (b) the percentage increase occurs solely because the total number of shares outstanding is reduced by Olin repurchasing its stock or (c) the acquisition is directly from Olin;
(2)a majority of our board members change (other than new members elected or nominated by at least 2/3 of the then-current board, unless such new member became a director pursuant to an actual or threatened proxy contest or similar dispute);
(3)we (or any of our subsidiaries) sell all or substantially all assets, or merge or engage in a similar transaction, unless, immediately following such transaction, (a) our shareholders own a majority of the voting interest of
Olin or its successor (in approximately the same ratios as before the transaction) and (b) neither of the events described in items (1) or (2) above has occurred for Olin or its successor; provided that a transaction that would otherwise constitute a change in control under this item (3) will not be considered a change in control if:
(i) at least a majority of our board members immediately before the transaction remain as board members after the transaction, (ii) at least 75% of our executive officers immediately before the transaction remain as executive officers after the transaction, and our board members at the time of approval of the transaction determine in good faith that such executive officers are expected to remain as executive officers for a significant period after the transaction, and (iii) 2/3 of such board members determine that the transaction shall not be deemed to be a change in control; or
(4)our shareholders approve a plan of complete liquidation or dissolution of Olin.
Termination by Olin without Cause not in Connection with a Change in Control
•an amount equal to the sum of (i) the executive’s annual salary and (ii) the executive’s target annual cash incentive opportunity for the year of termination, payable in twelve equal monthly installments;
•if the termination occurs in the last three quarters of the year, a pro-rated STIP payment for the year of termination based on Olin’s actual performance and payable when STIP is payable to other employees of Olin;
•a pro-rata share of unvested performance share unit awards (based on actual Olin performance for the full performance period) payable in cash at the time it would otherwise be payable;
•payment of any unvested Retention Bonus;
•the continuation of medical, dental and life insurance benefits for the executive and his or her dependents for a period of twelve months at active employee rates under the applicable Olin plans or programs;
•financial advisory/wealth management benefit for a period of two years; and
•outplacement services for a period of up to twelve months
Termination by Olin in Connection with a Change in Control without Cause or for Good Reason
•an amount equal to two times (or three times in the case of Mr. Lane) the sum of (i) the executive’s annual salary and (ii) the executive’s target annual cash incentive opportunity for the year of termination, payable in a lump sum;
•if the termination occurs in the last three quarters of the year, a pro-rated annual cash incentive payment for the year of termination based on the executive’s target annual cash incentive opportunity for the year of termination, payable in a lump sum;
•vesting and payment of unvested PSU awards at target levels;
•vesting of any unvested RSU awards at maximum level;
•vesting of any unvested stock options;
•payment of any unvested Retention Bonus;
•the continuation of medical, dental and life insurance benefits for the executive and his or her dependents for a period of twenty-four months (or thirty-six months in the case of Mr. Lane) at active employee rates under the applicable Olin plans or programs;
•financial advisory/wealth management benefit for a period of two years; and
•outplacement services for a period of up to twelve months
Change in Control not in Connection with a Termination
•for awards issued in 2024 or prior: vesting and payment of unvested PSU awards at target levels;
•for awards issued in 2025 or after: continued vesting if award assumed by the acquiring corporation;
•vesting of any unvested RSU awards at target level if not assumed or substituted by the acquiring corporation;
•vesting of any stock options not assumed or substituted by the acquiring corporation;
•payment of any unvested Retention Bonus; and
•financial advisory/wealth management benefit for a period of two years
Retirement
•vested stock options may be exercised for the remaining option term;
•continued vesting of all remaining unvested RSU tranches if (i) the participant has given at least six months prior notice of retirement and (ii) the participant is at least age 60 on the retirement date;
•continued vesting of the current unvested RSU tranche and forfeiture of any subsequent tranches if (i) the participant has given at least six months prior notice of retirement and (ii) the participant is not at least age 60 on the retirement date;
•a pro-rata share of unvested PSU awards (based on actual Olin performance for the full performance period)
payable in cash at the time it would otherwise be payable; and
•financial advisory/wealth management benefit for a period of two years

Death
•a pro-rata share of unvested PSU awards (based on target Olin performance) payable in cash;
•vesting of any unvested RSU awards at maximum level;
•all unvested stock options vest automatically and his or her estate or heirs could exercise those options within the term of the option;
•payment of any unvested Retention Bonus; and
•financial advisory/wealth management benefit for a period of two years
Disability
•a pro-rata share of unvested PSU awards (based on actual Olin performance for the full performance period)
payable in cash at the time it would otherwise be payable;
•vesting of any unvested RSU awards at maximum level;
•vested stock options may be exercised for the remaining option term;
•payment of any unvested Retention Bonus; and
•financial advisory/wealth management benefit for a period of two years
Tabular Disclosure
The following tables show estimated compensation payable to each NEO who was employed on December 31,
2025, upon various triggering events (assuming the event occurred on December 31, 2025).  Actual amounts can only be determined upon the triggering event.  Amounts in the tables assume an annual salary at the level in effect on December
31, 2025.  These tables do not account for any cutback that may result from the application of the CIC Severance’s Plans
Code Section 280G provision.  If payments and benefits under the CIC Severance Plan to an executive would constitute an “excess parachute payment” under Code Section 280G and subject the executive to golden parachute excise taxes under Code Section 4999, the CIC Severance Plan utilizes a “best net after-tax” payment approach which reduces the executive’s payments and benefits to an amount that results in the greatest after-tax benefit for the executive, taking into account any such excise tax and any applicable federal, state and local taxes.

Termination by Olin without Cause not in Connection with a Change in Control
NEO	Cash Payments (1)	Equity Awards (2)	Retention Bonus	Benefits Continuation (3)	Outplacement Services	Total
Kenneth T. Lane	$3,960,000	$1,904,894	$—	$48,531	$40,000	$5,953,425
Todd A. Slater	$2,040,000	$494,615	$400,000	$51,146	$40,000	$3,025,761
Florian J. Kohl	$1,575,000	$268,235	$400,000	$50,851	$40,000	$2,334,086
Brett A. Flaugher	$1,800,000	$355,457	$400,000	$43,901	$40,000	$2,639,358
Deon A. Carter	$1,680,000	$211,175	$400,000	$55,027	$40,000	$2,386,202

Termination by Olin in Connection with a Change in Control without Cause or for Good Reason
NEO	Cash Payments (4)	Equity Awards (5)	Retention Bonus	Benefits Continuation (3)	Outplacement Services	Total
Kenneth T. Lane	$9,020,000	$10,046,705	$—	$79,593	$40,000	$19,186,298
Todd A. Slater	$3,430,000	$1,692,208	$400,000	$95,437	$40,000	$5,657,645
Florian J. Kohl	$2,675,000	$1,244,530	$400,000	$94,552	$40,000	$4,454,082
Brett A. Flaugher	$3,040,000	$1,219,492	$400,000	$73,704	$40,000	$4,773,196
Deon A. Carter	$2,860,000	$1,212,098	$400,000	$99,082	$40,000	$4,611,180

Change in Control not in Connection with a Termination
NEO	Cash Payments	Equity Awards (6)	Retention Bonus	Benefits Continuation (3)	Outplacement Services	Total
Kenneth T. Lane	$—	$1,265,964	$—	$33,000	$—	$1,298,964
Todd A. Slater	$—	$334,655	$400,000	$29,000	$—	$763,655
Florian J. Kohl	$—	$119,523	$400,000	$29,000	$—	$548,523
Brett A. Flaugher	$—	$239,045	$400,000	$29,000	$—	$668,045
Deon A. Carter	$—	$—	$400,000	$33,000	$—	$433,000

Retirement (7)
NEO	Cash Payments	Equity Awards (8)	Retention Bonus	Benefits Continuation (3)	Outplacement Services	Total
Kenneth T. Lane	$—	$—	$—	$—	$—	$—
Todd A. Slater	$—	$494,615	$—	$29,000	$—	$523,615
Florian J. Kohl	$—	$—	$—	$—	$—	$—
Brett A. Flaugher	$—	$355,457	$—	$29,000	$—	$384,457
Deon A. Carter	$—	$—	$—	$—	$—	$—

Death
NEO	Cash Payments	Equity Awards (9)	Retention Bonus	Benefits Continuation (3)	Outplacement Services	Total
Kenneth T. Lane	$—	$7,291,886	$—	$33,000	$—	$7,324,886
Todd A. Slater	$—	$1,037,632	$400,000	$29,000	$—	$1,466,632
Florian J. Kohl	$—	$827,583	$400,000	$29,000	$—	$1,256,583
Brett A. Flaugher	$—	$747,623	$400,000	$29,000	$—	$1,176,623
Deon A. Carter	$—	$789,749	$400,000	$33,000	$—	$1,222,749

Disability
NEO	Cash Payments	Equity Awards (10)	Retention Bonus	Benefits Continuation (3)	Outplacement Services	Total
Kenneth T. Lane	$—	$7,291,886	$—	$33,000	$—	$7,324,886
Todd A. Slater	$—	$1,037,632	$400,000	$29,000	$—	$1,466,632
Florian J. Kohl	$—	$827,583	$400,000	$29,000	$—	$1,256,583
Brett A. Flaugher	$—	$747,623	$400,000	$29,000	$—	$1,176,623
Deon A. Carter	$—	$789,749	$400,000	$33,000	$—	$1,222,749
(1)Represents an amount equal to the sum of (i) the executive’s annual salary and (ii) the executive’s target annual cash incentive opportunity for the year of termination, payable in twelve equal monthly installments, as well as the current year STIP target, including any relevant pro-ration.
(2)Represents vesting and payment of a pro-rata share of unvested 2025 and 2024 PSUs at target performance valued based on the closing price of our common stock on December 31, 2025 of $20.83.
(3)Represents benefits continuation valued at the coverage or benefit level elected by the NEO as of December 31,
2025.
(4)Represents an amount equal to two times (or three times in the case of Mr. Lane) the sum of (i) the executive’s annual salary and (ii) the executive’s target annual cash incentive opportunity for the year of termination, payable in a lump sum, as well as the current year STIP target, including any relevant pro-ration.

(5)Represents full vesting and payment of unvested 2025 and 2024 PSUs at target performance, full vesting of unvested RSUs at maximum level, and unvested stock option grants, each valued based on the closing price of our common stock on December 31, 2025 of $20.83.
(6)Represents full vesting and payment of unvested 2024 PSUs at target performance valued based on the closing price of our common stock on December 31, 2025 of $20.83.  The calculations are presented as if the equity awards were assumed by the acquiring corporation. If the equity awards not been assumed, any outstanding and unvested
PSUs and RSUs would vest at target level and any outstanding and unvested stock options would fully vest.
(7)Messrs. Slater and Flaugher are the only NEOs who were retirement eligible as of December 31, 2025.  The calculations assume that retirement notice was not provided in the six months prior to December 31, 2025.
(8)Represents vesting and payment of a pro-rata share of unvested 2025 and 2024 PSUs at target performance valued based on the closing price of our common stock on December 31, 2025 of $20.83.
(9)Represents vesting and payment of a pro-rata share of unvested 2025 and 2024 PSUs at target performance, full vesting of unvested RSUs, and unvested stock option grants, each valued based on the closing price of our common stock on December 31, 2025 of $20.83.
(10)Represents vesting and payment of a pro-rata share of unvested 2025 and 2024 PSUs at target performance and full vesting of unvested RSUs, each valued based on the closing price of our common stock on December 31, 2025 of
$20.83.
DIRECTOR COMPENSATION
The Compensation Committee is responsible for reviewing and establishing the compensation of our non-
employee directors that is externally competitive and designed to align the interests of the directors with our shareholders.
In discharging this responsibility, the Compensation Committee considers recommendations from Exequity. The annual stock grant, retainer stock grant, and cash retainer are paid for the 12-month period running from May 1 to April 30, with payments made on or about May 1.
For 2025, the Board approved the following cash fees and equity compensation:

Element of Compensation	Amount	Election
Annual Stock Grant	$140,000	(1)
Annual Retainer - Stock	$60,000	(2)
Annual Retainer - Cash	$100,000	(3)
Additional Lead Director Retainer	$35,000	(3)
Additional Nominating and Governance Committee Chair Retainer	$20,000	(3)
Additional Compensation Committee Chair Retainer	$25,000	(3)
Additional Audit Committee Chair Retainer	$30,000	(3)
Additional Non-Executive Board Chair Retainer	$150,000	(3)

Election:
(1)Automatically credited as phantom stock units in the Director’s deferred stock account.
(2)Must be taken in shares of common stock or credited as phantom stock units in the Director’s deferred stock account.
(3)Must be taken in cash or either (i) credited as phantom stock units in the Director’s deferred stock account or (ii)
credited to the Director’s deferred cash account.

In addition, the directors are eligible to participate in a charitable gift program, where we make a 50% matching contribution (up to a total of $5,000 per year) for the director’s gifts to charities that meet the requirements of Code
Section 501(c)(3).
The fair market value for determining the number of shares included in all phantom stock unit and common stock awards described above is equal to the average of the high and low sales price of our common stock on May 1 of the applicable year or the first day in May on which the NYSE is open for trading.

Under the Directors Plan, directors may choose to defer the cash portion of their compensation to their cash or stock accounts.  We credit their deferred accounts with quarterly interest (on the cash portion), and separately pay dividend equivalents (on the phantom stock portion).  Phantom stock units are paid out in shares of our common stock or, at the director’s election, in cash upon the director leaving our Board, or at one or more later dates selected by the director.  We also pay the balance of any deferred account to the director if there is a change in control (e.g., in the event a person or group acquires 40% or more of our assets, 30% or more of our stock, or a majority of the market value or voting power of our stock, or a majority of our board members are not endorsed by the directors in office at the time of election).
The following table shows all compensation earned or received by each of our non-employee directors during
2025.  Mr. Lane did not receive any additional compensation for his service as a director.

Name (1) (a)	Fees Earned or Paid in Cash (2) ($) (b)	Stock Awards (3) ($) (c)	All Other Compensation (4) ($) (d)	Total ($) (e)
Beverley A. Babcock	$130,000	$199,348	$—	$329,348
Edward M. Daly	$116,668	$225,217	$—	$341,885
Matthew S. Darnall	$100,011	$199,348	$—	$299,359
Julie A. Piggott	$100,000	$199,348	$5,000	$304,348
Earl L. Shipp	$125,014	$199,348	$—	$324,362
William H. Weideman	$250,000	$199,348	$5,000	$454,348
W. Anthony Will	$100,011	$199,348	$—	$299,359
Carol A. Williams	$120,000	$199,348	$5,000	$324,348
(1)While C. Robert Bunch served as a member of our Board until April 30. 2025, his name does not appear in this table as he did not earn or receive any reportable compensation during 2025.
(2)Messrs. Darnall, Shipp and Will, and Ms. Piggott elected to receive all or a portion of their compensation in deferred cash or phantom stock units credited to their respective deferred cash and stock accounts under the Directors Plan.
The fair value of their compensation received in the form of phantom stock units is included in this column calculated in accordance with ASC 718.  Ms. Piggott elected to defer the receipt of her $100,000 annual cash retainer in her deferred cash account, Mr. Shipp elected to defer his Compensation Committee Chair Fee as phantom stock units in his deferred stock account, and Messrs. Darnall and Will, elected to defer all of their compensation as phantom stock units in their respective deferred stock accounts.  Mr. Daly joined the Board on March 6, 2025, during the final two months of the 2024 compensation period.  Accordingly, he received a pro-rated amount of the 2024 director compensation for his service from March 6, 2025 through April 30, 2025. Beginning May 1, 2025, Mr. Daly became eligible for the full annual compensation for the 2025 compensation period.
(3)This column represents the grant date fair value of stock awards to directors calculated in accordance with ASC 718.
(4)Consists of $5,000 contributed to charities on behalf of Mses. Piggott and Williams and Mr. Weideman under our matching charitable gifts program available to all directors.
We have stock ownership guidelines for our non-employee directors where each such director is expected to own shares of our common stock with a market value of at least five times the amount of the annual retainer, within five years after the director joins our board.  All of our current non-employee directors are in compliance with these guidelines as of the date of this Proxy Statement.

PAY RATIO DISCLOSURE

CEO Pay Ratio
Annual Total Compensation - CEO	$9,798,424
Annual Total Compensation - Median Employee	$98,383
CEO to Median Employee Pay Ratio	100:1
Our CEO pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules.  For 2025, we identified the median employee with the methodology and process as follows:
•Determined Employee Population: We began with our global employee population as of December 31, 2025, including full-time, part-time, and seasonal or temporary workers, employed by Olin or its consolidated subsidiaries;
provided that, we applied the allowed de minimis exception to exclude 371 employees in the following countries:
China (119); Brazil (104); Italy (49); Australia (29); Netherlands (19); Switzerland (16); Mexico (13); Japan (6); South
Korea (3); Taiwan (3); Hong Kong (2); India (2); Russia (2); Thailand (2); Denmark (1); and Turkey (1).
•Identified the Median Employee: We calculated compensation during the 12-month period ended December 31,
2025 for each employee  by using gross earnings (unreduced by any pre-tax medical or other benefits in the U.S.) as the appropriate measure of compensation and applied the same measure for employees in the remaining non-U.S.
countries.  This approach allowed us to include all elements of compensation while simplifying the process of gathering the relevant information.  It also allowed us to reasonably compare compensation for North American employees and that of employees in multiple international locations.  In calculating employee compensation of non-
U.S. employees, we averaged the month-end exchange rates for each month in 2025 and applied this average exchange rate to the relevant foreign currencies to convert compensation to U.S. dollars.  We did not make cost-of-
living adjustments and did not annualize compensation of employees hired during 2025.
Using the methodology described, we determined that the median employee for the 12-month period ended
December 31, 2025, was a full-time, hourly Process Operator in the Chemicals division, working in the U.S.
•Calculated CEO Pay Ratio: For the 12-month period ended December 31, 2025, the median employee had an annual total compensation of approximately $98,383.  We determined the annual total compensation by calculating the elements of 2025 compensation in accordance with the requirements that apply to the Summary Compensation
Table for our NEOs.  For the 2025 annual total compensation of our CEO, we used the amounts reported in the Total column of our Summary Compensation Table of $9,798,424.
PAY VERSUS PERFORMANCE
The following table shows the total compensation for our NEOs for the past five fiscal years as set forth in the
Summary Compensation Table (SCT), the compensation actually paid (CAP) to our CEO, our other NEOs on an average basis, Olin’s total shareholder return (TSR), the TSR of our peer group (Peer Group TSR), our Net (Loss) Income, and our financial performance measure for compensatory purposes, Adjusted EBITDA.  The CAP is calculated in accordance with
Item 402(v) of Regulation S-K and is subject to the adjustments contained therein which may differ materially from our
NEOs cash compensation as paid by Olin.

Year	SCT Total for First CEO (1) ($)	SCT Total for Second CEO (1) ($)	Average SCT Total for Other NEOs (2) ($)	CAP to First CEO (3) ($)	CAP to Second CEO (3) ($)	Average CAP to Other NEOs (3) (4) ($)	TSR (5) ($)	Peer Group TSR (5) ($)	Net (Loss) Income ($ in millions)	Adjusted EBITDA ($ in millions)

2025	$9,798,424	N/A	$2,996,762	$3,488,594	N/A	$2,059,328	$94	$69	$(100.5)	$651.8
2024	$20,358,134	$2,781,383	$2,269,661	$10,721,588	$(7,840,154)	$388,243	$147	$104	$108.6	$873.9
2023	N/A	$11,982,531	$2,306,226	N/A	$13,528,609	$2,417,626	$230	$128	$460.2	$1,310.1
2022	N/A	$10,745,566	$2,386,281	N/A	$8,902,735	$572,337	$223	$110	$1,326.9	$2,427.8
2021	N/A	$10,105,293	$3,217,587	N/A	$41,203,583	$11,724,673	$239	$117	$1,296.7	$2,493.3
(1)Our First CEO represents Mr. Lane who became President and CEO of Olin on March 18, 2024.  Our Second CEO
represents Mr. Sutton who became President and CEO on September 1, 2020.

(2)The Other NEOs for each applicable year are as follows:
2025: Todd A. Slater, Florian J. Kohl, Brett A. Flaugher, and Deon A. Carter
2024: Todd A. Slater, Brett A. Flaugher, Dana C. O’Brien, Florian J. Kohl, Patrick M. Schumacher, and Damian
Gumpel
2023: Todd A. Slater, Dana C. O’Brien, Patrick M. Schumacher, and Damian Gumpel
2022: Todd A. Slater, Dana C. O’Brien, Patrick M. Schumacher, Damian Gumpel, and Pat D. Dawson
2021: Todd A. Slater, Pat D. Dawson, James A. Varilek, and Damian Gumpel
(3)The following adjustments were made to the SCT total in order to calculate CAP for 2025:

	CEO ($)	Average Other NEOs ($)
Total Compensation from Summary Compensation Table	$9,798,424	$2,996,762
Adjustments for Pension
Change in Pension Value and Nonqualified Deferred Compensation Earnings in the Summary Compensation Table	—	(21,973)
Service Cost	—	—
Total Adjustments for Pension	—	(21,973)

Adjustments for Equity Awards (i)
Grant Date Fair Value of Stock Awards in the Summary Compensation Table	(7,486,984)	(1,435,061)
Grant Date Fair Value of Option Awards in the Summary Compensation Table	—	—
Year-end Fair Value of Outstanding and Unvested Awards Granted in Current Year	5,166,376	990,260
Year-over-year Change in Fair Value of Outstanding and Unvested Awards Granted in Prior Years	(3,384,002)	(294,199)
Fair Value at Vest Date for Awards Granted and Vested in Current Year	—	—
Year-over-year Change in Fair Value Between Prior Year-end Fair Value and Vest Date Fair Value of Awards Granted in Prior Years	(645,220)	(177,211)
Prior Year-end Fair Value of Awards Which Failed to Meet Vesting Conditions	—	—
Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Total Compensation	40,000	750
Total Adjustments for Equity Awards	(6,309,830)	(915,461)
Compensation Actually Paid	$3,488,594	$2,059,328
(i)Our valuation assumptions used to calculate the fair value of equity awards reflect changes in our stock price and related volatility, changes to the length of the awards solely due to the passage of time, and updates to market driven assumptions such as the risk-free interest rate.
(4)CAP for 2022 reflects the retirement of Mr. Dawson effective April 30, 2022 which resulted in the cancellation of his outstanding and unvested stock option awards and pro-ration of his outstanding and unvested PSU awards.
Excluding the impact of Mr. Dawson’s retirement, the Average CAP in 2022 would have been $2,033,866.
(5)TSR is determined based on the value of an initial fixed investment of $100.  Our peer group reflects the performance of the S&P 1500 Commodity Chemicals Index.

Relationship Between Compensation Actually Paid and Performance Measures
The relationship of Olin’s TSR relative to its peers as well as the relationship between the CEO and non-CEO compensation actually paid and (1) Olin’s TSR, (2) Olin’s net (loss) income, and (3) Olin’s Adjusted EBITDA are depicted below.
Required Tabular Disclosure of Most Important Measures to Determine Compensation Actually Paid

Most Important Performance Measures
Adjusted Cash Flow
Levered Free Cash Flow
Adjusted EBITDA
Net Income
Relative Total Shareholder Return

The measures listed above represent the most important performance measures we use to determine compensation actually paid.  Adjusted Cash Flow, Levered Free Cash Flow and Adjusted EBITDA are measures used to assess performance against targets included in the 2025 STIP, as described in the CD&A under the heading “What We
Pay and Why: Elements of Compensation — Short-Term Incentive Program (STIP).”  Net Income and Relative Total
Shareholder Return are measures used to determine achievement of performance share units under our 2025 LTIP, as described in the CD&A under the heading “What We Pay and Why: Elements of Compensation — Long-Term Incentive
Program (LTIP).”
ITEM 2—PROPOSAL TO APPROVE THE
OLIN CORPORATION 2026 LONG TERM INCENTIVE PLAN
Our Board recommends that shareholders approve the Olin Corporation 2026 Long Term Incentive Plan (the 2026
LTIP), to succeed the Olin Corporation 2021 Long Term Incentive Plan (2021 LTIP), the Olin Corporation 2018 Long Term
Incentive Plan (2018 LTIP), the Olin Corporation 2016 Long Term Incentive Plan (2016 LTIP), the Olin Corporation 2014
Long Term Incentive Plan (2014 LTIP), the Olin Corporation 2009 Long Term Incentive Plan (2009 LTIP), the Olin
Corporation 2003 Long Term Incentive Plan (2003 LTIP), and the 1997 Stock Plan for Non-Employee Directors (1997
Plan), and collectively the 2021 LTIP, 2018 LTIP, 2016 LTIP, 2014 LTIP, 2009 LTIP, 2003 LTIP, and 1997 Plan, the Prior
Plans.
The Prior Plans are the only long-term incentive plans under which equity-based awards can currently be granted to our executives, employees, and non-employee directors (collectively, Prior Plan Participants). On February 19, 2026,
upon the recommendation of the Compensation Committee, the Board unanimously approved and adopted the 2026 LTIP, subject to approval by our shareholders. If the 2026 LTIP is approved, shares that remain available under the Prior Plans will be cancelled. If the 2026 LTIP is not approved by our shareholders, the Prior Plans will remain in effect in their current form and will continue to be used to grant equity incentive awards under the Prior Plans until their expiration.
A summary of the principal features of the 2026 LTIP is below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the 2026 LTIP. The full plan is set forth in Appendix A to this proxy statement.
The aggregate number of shares being requested for authorization under the 2026 LTIP is 4,500,000.

Purpose
The general purposes of the 2026 LTIP are to attract and retain persons eligible to participate in the 2026 LTIP, motivate participants with appropriate incentives to achieve long-range goals, provide incentive compensation opportunities that are competitive with those of other similar companies, and further align participants’ interests with those of other shareholders of Olin through compensation that is tied to the value of Olin’s common stock; thereby promoting the long-term financial interest of Olin, including sustained growth in the value of Olin’s equity and enhancement of long-term shareholder return.

Long Term Incentive Plan Information
In connection with the design and adoption of the 2026 LTIP, our Board and Compensation Committee carefully considered our anticipated future equity needs and our historical equity compensation practices. As of March 2, 2026, there were 4,333,418 shares available to grant to Prior Participants under the Prior Plans, all of which plans will be cancelled if the 2026 LTIP is approved.

The following table sets forth certain information as of March 2, 2026 with respect to the Company's outstanding and available equity awards:

Outstanding & Available Equity Awards	Total Prior Plans
Outstanding Full Value Equity Awards	2,701,076	(1)
Outstanding Stock Options	3,774,646
Weighted Average Exercise Price of Outstanding Stock Options	$35.91
Weighted Average Remaining Term of Outstanding Stock Options (years)	3.95
Shares Available for New Grants Under the Prior Plans	4,333,418	(2)
Shares Requested for Approval Under the 2026 LTIP	4,500,000	(3)
Shares of Common Stock Outstanding as of the Record Date	113,857,037
(1)Includes 1,330,054 PSUs issued in 2024, 2025, and 2026 for which the related three-year performance cycle has not yet completed which are included at maximum share values, 1,053,011 RSUs, and 318,011 director deferred shares that have not yet been issued as Olin common stock shares.
(2)Between March 2, 2026 and shareholder approval of the 2026 LTIP, no new grants will be made under the Prior
Plans.  Shares available under the Prior Plans include:

Prior Plans	Shares Available for New Grants
2021 LTIP	324,717
2018 LTIP	3,978,532
2016 LTIP	—
2014 LTIP	—
2009 LTIP	—
2003 LTIP	—
1997 Plan	30,169
Total	4,333,418
(3)The proposed shares requested for approval under the 2026 LTIP is subject to the reduction for any awards granted under the Prior Plans after March 2, 2026 and prior to the approval date of the 2026 LTIP.  Upon shareholder approval of the 2026 LTIP, no further awards will be made under the Prior Plans.
The following sets forth certain calculations with respect to the Company’s burn rate:

Year	Weighted Average Basic Shares Outstanding (a)	Options Granted (b)	Options Cancelled/ Forfeited (c)	Full Value Awards Granted (d)	Full Value Awards Cancelled/ Forfeited (e)	Gross Equity Burn Rate (b+d)/a	Net Equity Burn Rate (b+c+d+e)/a
2025	113,634,055	—	(370,141)	1,211,182	(187,495)	1.1%	0.6%
2024	115,663,543	606,157	(207,102)	445,409	(208,719)	0.9%	0.5%
2023	120,181,144	564,124	(107,491)	196,318	(154,225)	0.6%	0.4%
3 Year Average	116,492,914	390,094	(228,245)	617,636	(183,480)	0.9%	0.5%

Our Board recognizes the impact of dilution on our shareholders and has evaluated the proposed share request carefully in the context of the need to motivate, retain and ensure that our 2026 LTIP participants are focused on our strategic priorities.  The total fully-diluted overhang calculated with inputs as of March 2, 2026 was calculated as follows:

Total Granted Shares Outstanding	6,475,722
Shares Available for Future Awards Under 2026 LTIP	4,500,000
Total Shares Outstanding and Available (A)	10,975,722

Basic Common Shares Outstanding (B)	113,857,037

Fully-Diluted Overhang (A/B)	9.6%
Our Board believes that the proposed share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.
We expect that the share reserve under the 2026 LTIP, if this proposal is approved by our shareholders, will be sufficient for equity awards for approximately three years. Expectations regarding future share usage could be impacted by a number of factors including, but not limited to, (i) the future performance of our stock price, (ii) the equity award types granted and mix, (iii) the rate at which shares are recycled into the 2026 LTIP as allowable under the 2026 LTIP, and (iv)
award activity at the participant level resulting from new hires, promotions, etc.  While we believe that the assumptions we used are reasonable, future share usage may differ materially from current expectations.
If the 2026 LTIP is approved by our shareholders, the 2026 LTIP will replace the Prior Plans, and the Company will cease granting any new awards under the Prior Plans.  If the Plan is not approved by our shareholders, the Prior
Plans will remain in effect in their current form, and the Company will continue to grant equity incentive awards under the
Prior Plans until their expiration.  If shareholders do not approve the 2026 LTIP, we will be unable to maintain our current equity grant practices and, therefore, will be at a significant competitive disadvantage in attracting, retaining and motivating talented participants who contribute to Olin’s long term success.  The Company will also be compelled to consider replacing equity incentive awards with cash awards, which may not align the interests of participants with our shareholders as effectively as equity incentive awards.

Share Authorization
The maximum number of shares of common stock that may be subject to awards granted under the 2026 LTIP will not exceed 4,500,000 shares of common stock.
If any shares are forfeited, cancelled, expire or otherwise terminate, or such award is settled for cash (in whole or in part) (including with respect to any awards outstanding under a Prior Plan as of the 2026 LTIP effective date), the shares subject to such award shall, to the extent of such forfeiture, cancellation, expiration, or cash settlement, be available for future grants of awards under the 2026 LTIP.  In addition, other than in the case of any option or stock appreciation right, shares tendered by a participant or withheld by Olin to satisfy any tax withholding obligation (including with respect to any awards outstanding under a Prior Plan as of the 2026 LTIP effective date) shall be available for future grants of awards under the 2026 LTIP.  For the avoidance of doubt, the following Shares shall not be available for future grants of awards under the 2026 LTIP: shares (i) tendered by a participant or withheld by Olin to satisfy any tax withholding obligation on any option or stock appreciation right (including with respect to any awards outstanding under a
Prior Plan as of the 2026 LTIP effective date), (ii) tendered by a participant or withheld by Olin to satisfy any exercise price payment (including with respect to any awards outstanding under a Prior Plan as of the 2026 LTIP effective date), or (iii)
purchased using proceeds received as payment for any exercise price. The payment of dividend equivalents in cash in conjunction with any outstanding awards shall not be counted against the shares available for issuance under the 2026
LTIP.
In the event the Compensation Committee determines that, as a result of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, any reorganization or other similar change in capitalization or event, or any distribution to holders of common stock other than a normal cash dividend, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2026 LTIP, the Compensation

Committee will adjust equitably any or all of: (i) the number equity awards available under the 2026 LTIP; (ii) the number and/or price of shares of common stock subject to outstanding awards granted under the 2026 LTIP; (iii) the repurchase price per share subject to each outstanding restricted stock unit; (iv) the grant, acquisition, or exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award and (v)
the terms and conditions of any outstanding awards, including the performance criteria of any performance awards.

Eligibility
Awards under the 2026 LTIP may be granted to employees, non-employee directors, and other eligible service providers, such as consultants and advisors, as determined by our Compensation Committee or its authorized delegates.

Governance
The 2026 LTIP incorporates corporate governance best practices to align our equity compensation program with the interests of our shareholders, including:

☑	Maintain a Clawback Policy: The Compensation Committee has the authority to subject awards granted under the 2026 LTIP to any clawback or recoupment policies.	☒
No Option Repricing: Repricing of stock options
and stock appreciation rights awards is not
permitted without stockholder approval, except for
adjustments with respect to certain specified
extraordinary corporate transactions.

☑
Maintain a Stock Ownership Policy: We maintain
a stock ownership policy that requires our executive
officers to maintain stock ownership (excluding
unvested performance share unit awards) equal to a
set multiple of base salary. Covered executives
have five years from the date the guidelines apply to
attain the required stock ownership levels.  The
base salary multiple is 6 for the CEO, 3 for any
Senior Vice President, and 2 for any Vice President.
We also maintain a stock ownership policy for Board
of Director members which requires a multiple of 5
times the annual retainer amount to be achieved
within five years from the date of joining the Board.
☒
No Reload of Options or Stock Appreciation
Rights: The 2026 LTIP does not permit the use of
reload options or stock appreciation rights which
provide that the exercise of a stock option or stock
appreciation right can automatically trigger the grant
of a new stock option or stock appreciation right.

☑
Dividends and Dividend Equivalents: The 2026
LTIP subjects dividends and dividend equivalents to
the same vesting restrictions, including any service
and performance conditions, as the underlying
award and does not allow for payment prior to these
conditions being met.
☒
No Tax Gross-Ups: No participant is entitled under
the 2026 LTIP to any tax gross-up payments for any
excise tax pursuant to Sections 280G or 4999 of the
Code that may be incurred in connection with
awards under the 2026 LTIP.

☒
No Evergreen Provisions: The 2026 LTIP does not
contain an evergreen feature pursuant to which the
shares authorized for issuance under the plan can
be increased automatically without stockholder
approval.

		☒	No Hedging or Pledging: We do not allow our NEOs to hedge or pledge our stock.
☒
No Liberal Option Share Recycling: The 2026
LTIP only allows option share recycling to the extent
the award is forfeited, cancelled, expires or
otherwise terminates without exercise of the
underlying award.

		☒	No Liberal Change-in-Control Provisions: The change-in-control definition under the 2026 LTIP is only triggered in those instances where an actual change-in-control occurs.

Award Limits
A participant who is a non-employee director may not receive compensation in the aggregate, including cash payments and awards, in excess of $750,000 during each calendar year while serving in such capacity.  Any compensation granted, paid or awarded for services other than as a non-employee director (including as an officer, employee or consultant of the Company or its affiliates) shall not count towards such limit.

Administration
Our Board designated the Compensation Committee as the administrative committee for the 2026 LTIP.  Our
Compensation Committee has full authority to interpret the 2026 LTIP, determine eligibility for awards, and adopt such rules, forms, and guidelines as it deems necessary or advisable to administer the 2026 LTIP.  Each member of our
Compensation Committee must be (i) a non-employee director for purposes of Rule 16b-3 under the Exchange Act and (ii)
independent under the NYSE listing criteria.  Our Board also may elect to take any action under the 2026 LTIP that would otherwise be the responsibility of our Compensation Committee.  Our Compensation Committee may delegate partial or full authority to one or more members of Olin’s management under the 2026 LTIP with respect to eligible employees who are not officers for purposes of Section 16(b) of the Exchange Act.
Subject to the terms and conditions of the 2026 LTIP, our Compensation Committee has the authority to select the employees to whom awards are to be made, determine the number of shares to be subject to awards, determine the terms and conditions of awards, and make all other determinations and take other actions necessary or advisable for the administration of the 2026 LTIP, including termination of such awards.  Our Compensation Committee may at any time suspend or terminate the 2026 LTIP.

Award Types
The 2026 LTIP provides that the Compensation Committee will specify the type, terms and conditions of the award.  Each award may be set forth in a separate agreement with the person receiving the award.  The 2026 LTIP allows for grants of stock options, both in the form of nonqualified stock options (NQSOs) or incentive stock options (ISOs), stock appreciation rights, restricted stock, restricted stock units, performance share units, other stock based awards, and cash bonus awards.
Stock Options.  A stock option is a contractual right to purchase shares at a future date at a specified exercise price.  The per share exercise price may not be less than the fair market value on the date of grant, which, unless our committee determines otherwise, is the average of the high and low sales prices per share of Olin common stock as reported on the NYSE as of the grant date.  The Compensation Committee will determine the date after which each stock option may be exercised and the expiration date of each stock option, provided that no stock option will be exercisable more than ten years after the grant date.  Stock options that are intended to qualify as ISOs must meet the requirements of Section 422 of the Code.
Stock Appreciation Rights.  A stock appreciation right represents a contractual right to receive, in cash or shares, an amount equal to the appreciation of one share from the grant date. Any stock appreciation rights will be granted subject to the same terms and conditions as apply to NQSOs.
Restricted Stock.  Restricted stock refers to stock that is subject to risk of forfeiture or other restrictions as our committee determines.  Such restrictions will lapse under such circumstances as our committee may determine, including upon the achievement of performance criteria.  In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions (if any) are removed or expire.  Recipients of restricted stock may have voting rights as determined by the Compensation Committee.
Restricted Stock Units.  A restricted stock unit entitles the holder to receive shares of Olin common stock or cash at the end of a specified deferral period but does not entitle the holder to any voting rights.
Performance Share Units.  Performance share units provide for future issuance of shares to the recipient upon the attainment of corporate performance goals established by the Compensation Committee over specified performance periods.  Prior to payment of performance shares, the Compensation Committee will certify that the performance objectives were satisfied.  Performance objectives may vary from individual to individual and will be based upon one or more performance criteria the Compensation Committee may deem appropriate, including the criteria described above.

Cash Bonus Awards.  The Compensation Committee may make certain cash bonus awards under the 2026
LTIP.  Any such Award may be subject to a performance period, performance goals or such other terms and conditions as the Compensation Committee may designate in the applicable award agreement.
Other Stock Based Awards.  The Compensation Committee may make other stock based awards in such amounts and subject to such terms and conditions as the Compensation Committee shall determine.

Termination of Service and Change in Control
The Compensation Committee shall determine the treatment of any outstanding awards in the event of a participant’s termination of employment or service prior to the completion of the applicable performance period or vesting, exercise, or settlement date. Such determination shall include without limitation, whether any outstanding awards will vest, become exercisable, settle, be paid, or be forfeited. Termination of service generally results in the application of standard termination provisions of the associated equity awards; however, our Compensation Committee does retain discretion to apply continuation provisions consistent with the underlying circumstances and relevant business need.
The 2026 LTIP provides that a change in control means any of the following, provided that the following constitutes a change in the ownership or a change in the effective control of Olin or a change in the ownership of a substantial portion of Olin’s assets within the meaning of Code Section 409A:
i.The acquisition by one person, or more than one person acting as a group, of ownership of stock (including
Shares) of Olin that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of Olin. Notwithstanding the above, if any person or more than one person acting as a group, is considered to own more than 50% of the total fair market value or total voting power of the stock of Olin, the acquisition of additional stock by the same person or persons will not constitute a Change in Control; or
ii.A majority of the members of Olin’s Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of Olin’s Board of Directors before the date of the appointment or election; or
iii.The sale, transfer or other disposition of all or substantially all of the business or assets of Olin.
Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with Olin.
In the event of a Change in Control, the Compensation Committee may in its discretion, cancel any outstanding vested Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such vested awards based upon the price per share received or to be received by other shareholders of Olin upon such change in control.  The surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the Acquiror), may, without the consent of any participant, assume or continue Olin’s rights and obligations under each or any award or portion thereof outstanding immediately prior to the change in control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable.  If so determined by the Compensation Committee in its discretion, an award denominated in shares shall be deemed assumed if, following the change in control, the award confers the right to receive, subject to the terms and conditions of the 2026 LTIP and the applicable award agreement, for each share subject to the award immediately prior to the change in control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share on the effective date of the change in control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration is not solely common stock of the Acquiror, the Compensation Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the award, for each share subject to the award, to consist solely of common stock of the Acquiror equal in fair market value to the per share consideration received by holders of shares pursuant to the change in control.
Unless otherwise specified in the applicable award agreement or policies adopted by the Compensation
Committee, (i) any award or portion thereof which is not assumed, continued or substituted as provided herein by the
Acquiror in connection with the change in control, irrespective of the vesting schedule, shall become fully vested (with any performance conditions considered achieved at target levels) and immediately exercisable and, if applicable, the restricted period shall end as of the time of consummation of the change in control and (ii) any award or portion thereof which is assumed, continued or substituted as provided herein by the Acquiror in connection with the change in control, irrespective of the vesting schedule, shall become fully vested (with any performance conditions considered achieved at target levels) and immediately exercisable and, if applicable, the restricted period shall end as of the time of consummation of the change in control upon a participant’s qualifying termination.
In the event any payment(s) or the value of any benefit(s) received or to be received by a participant in connection with or contingent upon a change in control (whether received or to be received pursuant to the terms of the Plan or any award agreement or of any other plan, arrangement or agreement of Olin, its successors, any person whose actions result in a change in control, or any person affiliated with any of them (or which, as a result of the completion of the transaction(s) causing a change in control, will become affiliated with any of them) (collectively, the Payments)), are determined, under the provisions of this subsection to be subject to an excise tax imposed by Code Section 4999 (any such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the Excise Tax), as determined in this subsection, then Olin shall reduce the aggregate amount of the Payments payable to the participant such that no Excise Tax shall be payable by the participant and the Payments shall not cease to be deductible by Olin by reason of Code Section 280G (or any successor provision thereto).  Notwithstanding the foregoing, Olin shall not reduce the aggregate amount of the Payments payable to the Participant pursuant to the foregoing sentence if the After-Tax
Amount (as defined below) of the unreduced Payments is greater than the After-Tax Amount that would have been paid had the Payments been reduced pursuant to the foregoing sentence.  For purposes of this agreement “After-Tax Amount”
means the portion of a specified amount that would remain after payment of all Excise Taxes (if any), income taxes, payroll and withholding taxes, and other applicable taxes paid or payable by participant in respect of such specified amount.  Any reductions shall be made in a manner intended to comply with Section 409A of the Code.

Term, Amendment, and Termination
The 2026 LTIP shall remain in effect until the tenth anniversary of the 2026 LTIP effective date. The
Compensation Committee may amend, suspend, discontinue or terminate the 2026 LTIP at any time; provided that, (i) no amendment that would require approval of Olin’s shareholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the shares may then be listed or quoted shall be made without obtaining such shareholder approval and (ii) no amendment, suspension, discontinuance or termination may apply to the terms of any outstanding Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension, discontinuance or termination, in a manner which would reasonably be considered to be adverse to the participant, without the participant’s consent.  In the event of a Plan termination, the 2026 LTIP shall remain in effect as long as any awards under it are outstanding.

U.S. Federal Income Tax Consequences
The following discussion provides a general summary of the U.S. federal income tax consequences generally arising with respect to awards under the 2026 LTIP.  This summary provides general tax principles that apply to awards granted to U.S. participants and citizens and is provided only for general information.  Certain taxes, such as foreign, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed.  This summary is not tax advice and it does not discuss all aspects of U.S. federal taxation that may be relevant to Olin and participants.  Accordingly, participants should consult a tax advisor as to the specific tax consequences of participation in the 2026 LTIP.
Stock Options.  The grant of a NQSO is not a taxable event either for the optionee or for Olin.  Upon exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Olin common stock acquired upon exercise, determined at the date of exercise, over the exercise price of such option. Olin will be entitled to a business expense deduction equal to such amount, subject to the limitations imposed by
Code Section 162(m).
An optionee recognizes no taxable income upon the grant or exercise of an ISO, although payment of the option price with shares of Olin common stock may result in taxable income on the transfer of the shares.  The payment in shares will not affect the favorable tax treatment of the Olin common stock received as a result of exercising the option.  If an optionee meets the various holding period requirements, any gain or loss on the subsequent disposition of such Olin common stock will be taxed to the optionee as long-term capital gain or loss, and Olin will not be entitled to a deduction.
To the extent that an optionee recognizes ordinary income by reason of failing to meet those requirements, Olin will be entitled to a corresponding business expense deduction, subject to the limit imposed by Code Section 162(m).

Restricted Stock and Restricted Stock Units. A holder of restricted stock generally will recognize ordinary income in an amount equal to the fair market value of the Olin common stock upon lapse of the restrictions. A holder of restricted stock units generally will recognize ordinary income in an amount equal to the fair market value of the Olin common stock upon issuance of the shares (or upon receipt of the cash payment, in an amount equal to the cash payment, if the restricted stock units are settled in cash). Subject to the limit imposed by Code Section 162(m), Olin is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder.
Performance Share Units.  The holder of performance share units generally will recognize ordinary income in an amount equal to the fair market value of the Olin common stock upon issuance of the shares (or upon receipt of the cash payment, in an amount equal to the cash payment, to the extent the performance share units are settled in cash).
Subject to the limit imposed by Code Section 162(m), Olin is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder.
Stock Appreciation Rights. Generally, the holder of a stock appreciation right recognizes no income at grant.
Upon exercise, the holder will recognize as ordinary income the excess of the value of the stock appreciation right on the date of exercise over the value as of the date of grant.  Olin is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder, subject to the limit imposed by Code Section 162(m).
Dividends and Dividend Equivalents. In general, recipients of dividend equivalents are taxable upon receipt.
Subject to the limit imposed by Code Section 162(m), Olin is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the recipient.

SEC Registration
If our shareholders approve the 2026 LTIP, we will file a registration statement on Form S-8 with the SEC, as soon as reasonably practicable after the approval, to register the shares available for issuance under the 2026 LTIP.

2026 LTIP Benefits
The granting of awards under the 2026 LTIP is discretionary, and we cannot presently determine the number or type of awards to be granted in the future to any particular person or group for 2026 or any other year, and no information is provided concerning the benefits to be delivered under the 2026 LTIP to any individual or group of individuals.  Awards will be granted at the discretion of the Compensation Committee and, at this time, the Compensation Committee has not determined future awards or who might receive them.  Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future.

Vote Required for Approval
The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the 2026 LTIP.  In the event the 2026 LTIP is not approved at the annual meeting, the Prior Plans would continue in effect in accordance with their existing terms.
Our Board recommends a vote FOR approval of the Olin Corporation 2026 Long Term Incentive Plan.
ITEM 3—PROPOSAL TO CONDUCT AN ADVISORY VOTE TO
APPROVE THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS
You are being asked to cast an advisory vote on approval of the compensation of our NEOs at the 2026 annual meeting. This proposal, commonly known as a “say-on-pay” proposal, is required under Section 14A of the Exchange Act.
The proposal gives you the opportunity, on an advisory vote basis, to approve or not approve the compensation of our
NEOs as described in this proxy statement.
We believe that our executive compensation program is consistent with our core compensation principles and is structured to assure that those principles are implemented. At the 2025 annual meeting of shareholders, over 94 percent of the votes cast on this issue voted to approve the compensation of Olin’s named executive officers as disclosed in last year’s proxy statement. Although the vote was non-binding, the Compensation Committee believes this level of approval percentage indicates that our shareholders strongly support our core compensation principles and our executive compensation program.
Therefore, we are submitting to shareholders the following resolution for their consideration and approval:
“RESOLVED, that the compensation paid to the Olin named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure set forth in the proxy statement for Olin’s 2026 annual meeting, is hereby APPROVED.”
Because your vote is advisory, it will not be binding on our Board and it will not directly affect or otherwise limit any existing compensation or award arrangement of any of our NEOs. Our Compensation Committee does intend to take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required for Approval
Approval of this proposal requires that more votes be cast FOR this proposal than are cast AGAINST this proposal. Abstentions and broker non-votes will not be counted as votes cast and thus will not have any effect on the result of the vote.
Our Board recommends a vote FOR approval of this resolution.
ITEM 4—PROPOSAL TO RATIFY THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG was our independent registered public accounting firm for 2025 and 2024. A summary of the KPMG fees by year follows:

	Fees ($ in thousands)
	2025		2024
Nature of Service	$	%	$	%
Audit Fees (1) .................................................................	$5,105	100%	$4,750	100%
Audit Related Fees ........................................................	—	—	—	—
Tax Fees
Tax Compliance ...................................................	—	—	—	—
Tax Consultation and Planning ..........................	—	—	—	—
All Other Fees ................................................................	—	—	—	—
	$5,105	100%	$4,750	100%
____________________
(1)Includes costs associated with the annual audit, including quarterly financial reviews, services required under
Section 404 of the Sarbanes-Oxley Act, statutory audits, comfort letters, attest services, and consents.
Our Audit Committee has a policy that all audit services by any independent registered public accounting firm and all non-audit services performed by our independent registered public accounting firm are subject to pre-approval by our
Audit Committee at each scheduled meeting. The policy includes specific procedures for approval of such services.
Excerpts from this policy follow:
Olin’s Audit Committee is solely responsible for pre-approving all audit services by any independent registered public accounting firm and all non-audit services performed by Olin’s independent registered public accounting firm. The process for such approval is as follows:
•The annual budget for all such services will be submitted to the committee for approval in the first quarter of each year. The budget submission will include details of actual expenditures for each audit and non-audit service for the prior year versus the prior year budget and estimated spending for services in the current year.
The budget will also provide for certain specific services that will be pre-approved within a limited dollar range per service. These pre-approved services are also subject to an annual spending cap.

•At each subsequent Audit Committee meeting, the budget will be updated for changes in estimated spending involving previously approved services. The budget will also be updated to include any new services identified by operations management that need to be submitted for approval.
•Any services not detailed in the budget or on the list of specific pre-approved services must be approved by our Committee. In the event that approval is needed for a service in advance of a regularly scheduled Audit
Committee meeting, our Committee chair is authorized to approve the service and report such approval to the other Committee members at the next regularly scheduled Committee meeting.
In 2025, our Audit Committee pre-approved all audit and audit-related services.
Who has our Audit Committee selected as Olin’s independent registered public accounting firm for 2026?
Olin’s Audit Committee is solely responsible for hiring and compensating Olin’s independent registered public accounting firm. After considering KPMG’s 2025 performance and the fees proposed for their preliminary audit plan for
2026, our Audit Committee has selected KPMG as our independent registered public accounting firm for 2026.
Is a shareholder vote required to approve Olin’s independent registered public accounting firm?
Neither Virginia law nor Olin’s Bylaws require Olin to submit this matter to the shareholders at our annual meeting.
However, our Board and Audit Committee chose to submit it to the shareholders to ascertain their views.
Will I have an opportunity to hear from KPMG and ask them questions?
We expect representatives of KPMG to be present at our annual meeting. They will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Vote Required for Ratification
To ratify the appointment of KPMG as Olin’s independent registered public accounting firm for 2026 the votes cast
FOR this proposal must exceed the votes cast AGAINST this proposal. Abstentions and broker non-votes will not be counted as cast on this proposal and thus will not have any effect on the result of the vote.
If the shareholders’ ratification vote does not support our Audit Committee’s decision to appoint KPMG as Olin’s independent registered public accounting firm for 2026, our Audit Committee will take the vote into consideration in making next year’s selection. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time if it is determined that such a change would be in the best interests of Olin and its shareholders.
Our Board recommends a vote FOR ratification of the appointment of KPMG as our independent registered public accounting firm for 2026.

Appendix A
OLIN CORPORATION
2026 LONG TERM INCENTIVE PLAN
Section 1.Purpose.
The general purposes of the Olin Corporation 2026 Long Term Incentive Plan (the “Plan”) are to attract and retain persons eligible to participate in the Plan, motivate Participants with appropriate incentives to achieve long-range goals, provide incentive compensation opportunities that are competitive with those of other similar companies, and further align
Participants’ interests with those of other shareholders of Olin Corporation through compensation that is based on Olin’s
Shares; and thereby promote the long-term financial interest of Olin and its Affiliates, including growth in the value of
Olin’s equity and enhancement of long-term shareholder return.
This Plan supersedes the Olin Corporation 2021 Long Term Incentive Plan (“2021 Plan”), the Olin Corporation 2018 Long
Term Incentive Plan (“2018 Plan”), the Olin Corporation 2016 Long Term Incentive Plan (“2016 Plan”), the Olin
Corporation 2014 Long Term Incentive Plan (“2014 Plan”), the Olin Corporation 2009 Long Term Incentive Plan (“2009
Plan”), the Olin Corporation 2003 Long Term Incentive Plan (“2003 Plan”), and the 1997 Stock Plan for Non-Employee
Directors (“1997 Plan”) (and collectively the 2021 Plan, 2018 Plan, 2016 Plan, 2014 Plan, 2009 Plan, 2003 Plan, and 1997
Plan, the “Prior Plans”) as of the Effective Date.  On and after the Effective Date, no new awards shall be granted under the Prior Plans, although outstanding awards previously granted under the Prior Plans prior to the Effective Date shall continue to be governed by the terms of the applicable Prior Plan.
Section 2.Definitions.
For the purposes of this Plan, the following words and phrases shall have the meanings indicated, unless the context clearly indicates otherwise:
(a)“Affiliate” means any corporation, partnership, joint venture or other entity during any period in which Olin owns, directly or indirectly, at least 50% of the total voting or profits interest.
(b)“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance
Share, Other Stock-Based Award, or Cash Bonus Award granted under the Plan.
(c)“Award Agreement” means any written or electronic agreement or other instrument or document evidencing an
Award granted under the Plan, regardless of whether a Participant signature is required.
(d)“Board” means the Board of Directors of Olin.
(e)“Calendar Year” means January 1 through December 31 of any given year.
(f)“Cash Bonus Award” means an award of a cash bonus granted under Section 6(e) of the Plan.
(g)“Cause” shall have the meaning set forth in the applicable Award Agreement or any employment, consulting or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination; provided that, if no such agreement exists or no definition is included therein, Cause shall mean: (i)
Participant’s material breach of a written agreement with the Company; (ii) Participant’s intentional misconduct or gross negligence related to the Company or its business; (iii) Participant causing the Company to materially violate applicable laws; (iv) a governmental agency or regulator prohibiting Participant, on a temporary or permanent basis, from participating in any of the Company’s affairs; (v) Participant’s conduct outside of work that causes harm or is likely to cause harm to the Company or its reputation; or (vi) Participant’s indictment, conviction, guilty plea, or no contest plea for any felony or any crime deemed serious by the Company.
(h)“Change in Control” means any of the following, provided that the following constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of the Company’s assets” within the meaning of Code Section 409A:
(i)The acquisition by one Person, or more than one Person acting as a group, of ownership of stock
(including Shares) of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company.
Notwithstanding the above, if any person or more than one person acting as a group, is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not constitute a Change in Control; or
(ii)A majority of the members of the Company’s Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s
Board of Directors before the date of the appointment or election; or
(iii)The sale, transfer or other disposition of all or substantially all of the business or assets of the Company.
Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
(i)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any applicable rules, regulations and/or other guidance thereunder. A reference to any provision of the Code shall include reference to any successor provision of the Code.
(j)“Committee” means a committee of the Board designated by the Board to administer the Plan, each member of which is (i) “independent” under the New York Stock Exchange listing criteria, and (ii) a “non-employee director”
for the purpose of Rule 16b-3, and, to the extent the Committee delegates authority to one or more individuals in accordance with the Plan, such individual(s). In the event no Committee has been designated by the Board,
Committee shall mean the Compensation Committee.
(k)“Effective Date” means the date this 2026 Long Term Incentive Plan is approved by Olin’s shareholders.
(l)“Employee” means any employee of Olin or of an Affiliate designated as such on the applicable payroll records, regardless of whether an individual is subsequently retroactively reclassified as a common law employee of Olin or an Affiliate during the applicable period.
(m)“Exchange Act” means the Securities Exchange Act of 1934.
(n)“Fair Market Value” means, (i) with respect to Shares, a price that is based on the opening, closing, actual, high, low, average or mean selling prices of such Shares on the New York Stock Exchange as of the relevant date, or the last preceding trading date or the next succeeding trading date, if such Shares were not traded on such date, or an average of trading days, as determined by the Committee in its discretion; however, unless the Committee determines otherwise, Fair Market Value with respect to Shares shall mean the average of the high and low sales price per Share as reported on the New York Stock Exchange as of the relevant date, or the last preceding trading date, if such Shares were not traded on such date, rounded to two decimal places and, (ii) with respect to any other property (including, without limitation, securities other than Shares), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.
(o)“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-
in-law, including adoptive relationship, or any person sharing the Participant’s household, other than a tenant or employee.
(p)“Good Reason Event” shall have the meaning set forth in the applicable Award Agreement or any employment, consulting or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination; provided that, if no such agreement exists or no definition is included therein, Good Reason
Event shall mean the occurrence, without a Participant’s prior express written consent, of any of the following circumstances (i) a material diminution in the Participant's base compensation or total incentive compensation opportunity, (ii) a material diminution in the Participant's authority, duties, or responsibilities, (iii) a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Participant is required to report, including a requirement that a Participant report to a corporate officer or employee instead of reporting directly to the board of directors of a corporation (or similar governing body with respect to an entity other than a corporation), (iv) a material diminution in the budget over which the Participant retains authority, (v) a material change in the geographic location at which the Participant must perform the services, and (vi) any other action or inaction that constitutes a material breach by the Company or an Affiliate of the agreement under which the
Participant provides services, provided the Participant provides written notice to the Company of the existence of the condition described in this Section within 30 days of the initial existence of the condition, and provided further that the Company or an Affiliate does not remedy such condition within 30 days of receipt of such notice.
(q)“Incentive Stock Option” means an option to purchase Shares granted under the Plan that is intended to meet the requirements of Section 422 of the Code.
(r)“Non-Employee Director” means a member of the Board who is not an employee of the Company or any subsidiary thereof.
(s)“Non-Qualified Stock Option” means an option to purchase Shares granted under the Plan that is not intended to be (or does not meet the requirements of) an Incentive Stock Option.
(t)“Olin” means Olin Corporation and any successor entity.
(u)“Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 6(a) of the
Plan.
(v)“Other Stock-Based Awards” means other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares).
(w)“Participant” means an Employee, Non-Employee Director, or other eligible service provider granted an Award under the Plan.
(x)“Performance Share” means any grant of a right to receive Shares which is contingent on the achievement of performance or other objectives during a specified period.
(y)“Person” has the meaning of such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3)
and 14(d)(2) of the Exchange Act.
(z)“Plan” means this Olin Corporation 2026 Long Term Incentive Plan.
(aa)“Qualifying Termination” means:
(i)Participant is discharged by Olin, upon or within two years following a Change in Control, other than for
Cause and other than due to Participant’s death or Total and Permanent Disability (as defined under the terms of Olin’s long-term disability plan); or
(ii)A Good Reason Event occurs upon or within two years following a Change in Control and Participant terminates employment as a result of such Good Reason Event during the 90 day period that follows such
Good Reason Event.
(bb)“Released Securities” means securities that were Restricted Securities with respect to which all applicable restrictions imposed under the terms of the relevant Award have expired, lapsed or been waived or satisfied.
(cc)“Restricted Securities” means Awards of Restricted Stock or other Awards under which outstanding Shares are held subject to certain restrictions.
(dd)“Restricted Stock” means any grant of Shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals related to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.
(ee)“Restricted Stock Unit” means the grant of a contractual right to receive a stated number of Shares in the future, or, if provided by the Committee on the Grant Date, cash equal to the Fair Market Value of such Shares, under the Plan at the end of a specified period of time or upon the occurrence of a specified event.
(ff)“Retirement” means a resignation of employment following attainment of age 55 and having completed at least five (5) full years of service with Olin or any Affiliate.

(gg)“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange
Act.
(hh)“Shares” means the common stock of Olin and such other securities or property as may become the subject of
Awards.
(ii)“Stock Appreciation Right” or “SAR” means any such right granted under Section 6(b) of the Plan.
Section 3.Administration.
(a)Powers of Committee. The Plan shall be administered by the Committee which shall have full and exclusive discretionary power to interpret the terms and conditions of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments and guidelines for administering this Plan as the Committee may deem necessary or proper. Without limiting such authority, the Committee may: (i) designate Participants;
(ii) determine the Awards to be granted to Participants; (iii) determine the number of Shares (or securities convertible into Shares) to be covered by Awards; (iv) determine the terms and conditions of any Award; (v)
determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash,
Shares, other securities, other Awards, or other property, or canceled, substituted, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, substituted, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and guidelines and appoint such agents as it shall deem appropriate for the administration of the Plan; and (ix) make any other determination and take any other action that it deems necessary or desirable for such administration.
(b)Committee Discretion. All designations, determinations, interpretations and other decisions with respect to the
Plan or any Award shall be within the sole discretion of the Committee and shall be final, conclusive and binding upon all Persons, including Olin, any Affiliate, any Participants, any holder or beneficiary of any Award, any shareholder and any Employee of Olin or of any Affiliate. The Committee’s powers include the adoption of modifications, amendments, procedures, subplans and the like as are necessary or desirable to comply with, or to take account of, provisions of the laws of other countries in which Olin or an Affiliate may operate in order to assure the viability of Awards granted under the Plan and to enable Participants employed in such other countries to receive benefits under the Plan and such laws.
(c)Board Authority. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.
(d)Delegation. Notwithstanding any provision of the Plan to the contrary, except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate to one or more officers or managers of Olin or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights or conditions with respect to, alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of Olin for purposes of Section 16 of the Exchange Act, provided that no such action shall result in repricing of Options prohibited by Section 3(e).
(e)Prohibition on Option Repricing. Except pursuant to Section 4(c), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Option or SAR without shareholder approval. Any such adjustment shall be made in accordance with
Treasury Regulation Section 1.409A-1(b)(5)(v).
(f)Liability. No member of the Board or the Committee shall be subject to individual liability with respect to the Plan.
Section 4.Shares Available for Awards.
(a)Shares Available. Subject to adjustments as provided in Section 4(c) below, the aggregate number of Shares available for granting Awards under the Plan from and after the Effective Date shall be 4,500,000 Shares, each of which may be granted as Incentive Stock Options and all other types of awards under the Plan.  The reserves may consist of authorized but unissued Shares or of reacquired Shares, or both. If any Shares are forfeited, cancelled, expire or otherwise terminate, or such Award is settled for cash (in whole or in part) (including with respect to any awards outstanding under a Prior Plan as of the Effective Date), the Shares subject to such Award shall, to the extent of such forfeiture, cancellation, expiration, or cash settlement, be available for future grants of
Awards under the Plan. In addition, other than in the case of any Option or Stock Appreciation Right, Shares tendered by a Participant or withheld by Olin to satisfy any tax withholding obligation (including with respect to any awards outstanding under a Prior Plan as of the Effective Date) shall be available for future grants of Awards under the Plan.  For the avoidance of doubt, the following Shares shall not be available for future grants of
Awards under the Plan: Shares (i) tendered by a Participant or withheld by Olin to satisfy any tax withholding obligation on any Option or Stock Appreciation Right (including with respect to any awards outstanding under the
Prior Plan as of the Effective Date), (ii) tendered by a Participant or withheld by Olin to satisfy any exercise price payment (including with respect to any awards outstanding under the Prior Plan as of the Effective Date), or (iii)
purchased using proceeds received as payment for any exercise price. The payment of dividend equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.
(b)No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.
Fractional Shares will be rounded down to the nearest whole Share.
(c)Adjustments. In the event of any extraordinary dividend, stock split-up, stock dividend, spin-off, issuance of targeted stock, recapitalization, warrant or rights issuance, or combination, exchange or reclassification with respect to the Shares or any other class or series of stock of Olin, or consolidation, merger or sale of all, or substantially all, of the assets of Olin, (i) the numbers, class and prices of Shares covered by outstanding Awards under the Plan, (ii) the aggregate number and class of Shares available under the Plan, and (iii) the numbers and class of Shares that may be the subject of Awards, shall be adjusted by the Committee, whose determination shall be conclusive; provided that, no such adjustment shall enhance the intrinsic value of the Award as of immediately prior to the applicable triggering event.
(d)Non-Employee Director Grants. Notwithstanding any provision in this Plan to the contrary, the maximum number of Shares subject to Awards granted during a single Calendar Year to any Non-Employee Director, taken together with any cash fees awarded during the Calendar Year to the Non-Employee Director in respect of such
Non-Employee Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not have an aggregate Fair Market Value determined on the date on which the applicable Award is granted in excess of $750,000.
(e)Substitute Awards.  Awards may be granted under this Plan from time to time in substitution for Awards held by employees of other corporations who are about to become Employees, or whose employer is about to become an Affiliate, as the result of a merger or consolidation of Olin or an Affiliate with another corporation, the acquisition by Olin or an Affiliate of all or substantially all the assets of another corporation or the acquisition by
Olin or an Affiliate of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board or Committee, as applicable, at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the Awards in substitution for which they are granted.
Section 5.Eligibility.
Any Employee, including any officer or Employee-director, and any consultant, independent contractor, or other service provider, including any Non-Employee Director, shall be eligible to be designated a Participant, subject to any restrictions imposed by applicable law.
Section 6.Awards.
(a)Options. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:
(i)Exercise Price. The per Share exercise price shall be determined by the Committee, provided that such exercise price shall not be less than the Fair Market Value of a Share on the date of the Option grant.

(ii)Option Term. The term of each Option shall be fixed by the Committee, provided that in no event shall the term of an Option be more than a period of ten years from the date of its grant.
(iii)Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which payment of the exercise price with respect thereto may be made.  The full exercise price for Shares purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described below, payment may be made as soon as practicable after the exercise).  The exercise price shall be payable in cash or, unless the Committee prohibits it, by tendering, by either actual delivery of Shares or by attestation, Shares acceptable to the Committee, which Shares were either acquired at least six months before the exercise date or purchased on the open market, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the
Committee.  The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell Shares (or a sufficient portion of the Shares)
acquired upon exercise of an Option and remit to Olin a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.
(iv)Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. Without limiting the preceding sentence, the aggregate Fair Market
Value (determined at the time an Option is granted) of Shares with respect to which Incentive Stock
Options are exercisable for the first time by a Participant during any Calendar Year (under the Plan and any other plan of the Participant’s employer corporation and its parent and subsidiary corporations providing for Options) shall not exceed such dollar limitation as shall be applicable to Incentive Stock
Options under Section 422 of the Code or a successor provision.  Incentive Stock Options shall not be granted to Non-Employee Directors.
(b)Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants which may, but need not, relate to a specific Option granted under the Plan. Subject to the terms of the Plan and any applicable Award Agreement, each Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, up to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the exercise price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the exercise price, term, methods of exercise, methods of payment or settlement, including whether such SAR shall be paid in cash or Shares, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee, provided that in no event shall the term of a Stock Appreciation Right exceed a period of ten years from the date of its grant.
(c)Restricted Stock, Restricted Stock Unit, and Performance Share Awards.
(i)Issuance. The Committee is authorized to grant Awards of Restricted Stock, Restricted Stock Units and
Performance Shares to Participants. The Committee may make such Awards in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
(ii)Restrictions. Any such Award shall be subject to such conditions, restrictions and contingencies as the
Committee may impose (including, without limitation, any limitation on the right to vote Restricted Stock or the right to receive any dividend or other right or property), which may lapse separately or in combination at such time or times, as the Committee may deem appropriate.
(d)Other Awards.
(i)Issuance. The Committee is authorized to grant other Awards to Participants. The Committee may make such Other Stock-Based Awards in such amounts and subject to such terms and conditions, as the
Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

(ii)Restrictions. Any such Award shall be subject to such conditions, restrictions and contingencies as the
Committee may impose (including, without limitation, any limitation on the right to vote or the right to receive any dividend or other right or property), which may lapse separately or in combination at such time or times, as the Committee may deem appropriate.
(e)Cash Bonus Awards. The Committee shall have the authority to make an Award of a cash bonus to any
Participant.  Any such Award may be subject to a performance period, performance goals or such other terms and conditions as the Committee may designate in the applicable Award Agreement.
Section 7.Forms of Payment Under Awards.
Subject to the terms of the Plan and of any applicable Award Agreement, including Section 6(a)(iii) above, payments to be made by Olin or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the
Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property or any combination thereof, and may be made in a single payment or transfer, in each case in accordance with rules and procedures established by the Committee and in accordance with Code Section 409A to the extent applicable.
Section 8.Dividends and Dividend Equivalents.
An Award (other than Options or Stock Appreciation Rights) may provide the Participant with the right to receive dividends or dividend equivalent payments with respect to Shares subject to the Award which may be settled in cash or Shares as determined by the Committee; provided, however, that such dividends or dividend equivalents shall be subject to the same vesting restrictions, including any service and performance conditions as the underlying Award. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares, may be subject to such additional conditions, restrictions and contingencies as the Committee shall establish. Notwithstanding the foregoing, a Participant who is entitled to dividends or dividend equivalents shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt.
In no event shall dividends or dividend equivalents (whether paid in cash or Shares) be paid with respect to any Options or any Stock Appreciation Rights.
Section 9.Additional Conditions to Enjoyment of Awards.
A Participant may be required to enter into a restrictive covenants agreement in a form provided by the Company or an
Affiliate as a condition to receipt of an Award.
Section 10.Forfeiture Events.
(a)Termination for Cause / Violation of Restrictive Covenants.  Unless otherwise specified in the applicable Award
Agreement or policies adopted by the Compensation Committee, in the event the employment of a Participant to whom an Award has been granted under the Plan shall be terminated by Olin or an Affiliate with Cause or the applicable Participant violates any restrictive covenants entered into by the Participant and the Company or an
Affiliate, any outstanding Award, including both vested and unvested portions and any dividends and dividend equivalents attributable thereto, shall be immediately forfeited and deemed null and void as of the date of such termination of employment.
(b)Other Termination of Employment. Unless otherwise specified in the applicable Award Agreement or policies adopted by the Compensation Committee, in the event the employment of a Participant to whom an Award has been granted under the Plan shall be terminated by Olin or an Affiliate or by a Participant for any reason other than a termination by Olin or an Affiliate with Cause:
(i)The unvested portion of the terminated Participant’s Award(s), including any dividends and dividend equivalents attributable thereto, shall be immediately forfeited and deemed null and void as of the date of such termination of employment; and
(ii)Any vested Option held by the Participant may be exercised at any time within three months after such termination (which three-month period may be extended by the Committee), but in no event shall such three-month period or any such extension permit the exercise of an Option after the expiration date of the
Option.

Awards granted under the Plan shall not be affected by any change of duties or position so long as the
Participant continues to be an Employee.
(c)Other Forfeitures.  For the avoidance of doubt, the Committee may specify in an Award Agreement that the
Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, acceleration, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.
Section 11.Change in Control.
(a)General Rule.  The provisions of this Section 11 shall apply in the case of a Change in Control, unless otherwise provided in the Award Agreement, the operative transaction agreements related to the Change in Control, or any separate agreement with a Participant governing an Award.
(b)Discretion to Cash Out Awards.  In the event of a Change in Control, the Committee may in its discretion, cancel any outstanding vested Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such vested Awards based upon the price per Share received or to be received by other shareholders of
Olin upon such Change in Control.
(c)Assumption of Awards.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue Olin’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding
Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable.  For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled
(and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per Share consideration received by holders of Shares pursuant to the Change in Control.
(d)Vesting Provisions.  Unless otherwise specified in the applicable Award Agreement or policies adopted by the
Compensation Committee, (i) any Award or portion thereof which is not assumed, continued or substituted as provided herein by the Acquiror in connection with the Change in Control, irrespective of the vesting schedule, shall become fully vested (with any performance conditions considered achieved at target levels) and immediately exercisable and, if applicable, the restricted period shall end as of the time of consummation of the
Change in Control and (ii) any Award or portion thereof which is assumed, continued or substituted as provided herein by the Acquiror in connection with the Change in Control, irrespective of the vesting schedule, shall become fully vested (with any performance conditions considered achieved at target levels) and immediately exercisable and, if applicable, the restricted period shall end as of the time of consummation of the Change in
Control upon a Participant’s Qualifying Termination.
(e)Golden Parachute Payments.  In the event any payment(s) or the value of any benefit(s) received or to be received by a Participant in connection with or contingent upon a Change in Control (whether received or to be received pursuant to the terms of the Plan or any Award Agreement or of any other plan, arrangement or agreement of the Company, its successors, any person whose actions result in a Change in Control, or any person affiliated with any of them (or which, as a result of the completion of the transaction(s) causing a Change in Control, will become affiliated with any of them) (collectively, the “Payments”)), are determined, under the provisions of this subsection to be subject to an excise tax imposed by Code Section 4999 (any such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the “Excise Tax”), as determined in this subsection, then the Company shall reduce the aggregate amount of the Payments payable to the Participant such that no Excise Tax shall be payable by the Participant and the Payments shall not cease to be deductible by the Company by reason of Code Section 280G (or any successor provision thereto).
Notwithstanding the foregoing, the Company shall not reduce the aggregate amount of the Payments payable to the Participant pursuant to the foregoing sentence if the After-Tax Amount (as defined below) of the unreduced
Payments is greater than the After-Tax Amount that would have been paid had the Payments been reduced pursuant to the foregoing sentence. For purposes of this Agreement “After-Tax Amount” means the portion of a specified amount that would remain after payment of all Excise Taxes (if any), income taxes, payroll and withholding taxes, and other applicable taxes paid or payable by Participant in respect of such specified amount.
Any reductions shall be made in a manner intended to comply with Section 409A of the Code.
Section 12.Amendment and Termination.
(a)Amendments to the Plan. The Committee may amend, suspend, discontinue or terminate the Plan at any time;
provided that, (i) no amendment that would require approval of Olin’s shareholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Shares may then be listed or quoted shall be made without obtaining such shareholder approval and (ii) no amendment, suspension, discontinuance or termination may apply to the terms of any outstanding Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension, discontinuance or termination, in a manner which would reasonably be considered to be adverse to the Participant, without the Participant’s consent.
(b)Amendments to Awards. The Committee may waive any conditions or rights with respect to, or amend, alter, suspend, discontinue, or terminate, any unexercised or unvested Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award; provided that, no amendment, alteration, suspension, discontinuance or termination may apply to the terms of any outstanding
Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination, in a manner which would reasonably be considered to be adverse to the Participant, without the
Participant’s consent.
(c)Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may
make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events
(including, without limitation, the events described in Section 4(c) hereof) affecting Olin, any Affiliate, or the financial statements of Olin or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits to be made available under the Plan.
(d)Successors.  All obligations of Olin under the Plan, with respect to any Awards granted hereunder, shall be binding on any successor to Olin, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of Olin.
Section 13.General Provisions.
(a)Awards May Be Granted Separately or Together. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award or benefit granted under any other plan or arrangement of Olin or any Affiliate, or as payment for or to assure payment of an award or benefit granted under any such other such plan or arrangement, provided that the purchase or exercise price under an Option or other Award encompassing the right to purchase Shares shall not be reduced by the cancellation of such Award and the substitution of another Award. Awards so granted may be granted either at the same time as or at a different time from the grant of such other Awards or awards or benefits.
(b)Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, Olin shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the
Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.
(c)No Lien or Security Interest. No Award (other than Released Securities), and no right under any such Award, may be pledged, attached or otherwise encumbered other than in favor of Olin, and any purported pledge, attachment, or encumbrance thereof other than in favor of Olin shall be void and unenforceable against Olin or any Affiliate.
(d)Limits on Transfer of Awards. No Award (other than Released Securities) or right thereunder shall be assignable or transferable by a Participant, other than: (i) by will or the laws of descent and distribution (or, in the case of an
Award of Restricted Securities, to Olin); or (ii) in the case of Awards other than Incentive Stock Options, to the extent permitted under the terms of the Award, by a gift or domestic relations order to any Family Member, to a trust in which the Participant and/or his or her Family Members hold more than 50% of the beneficial interest, to a foundation in which the Participant and/or Family Members control the management of assets, and any other entity in which the Participant and/or his or her Family Members own more than 50% of the voting interests.
(e)Beneficiary Designations.  A Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries with respect to any Award to exercise the rights of the Participant, and to receive any property distributable, upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or a permitted transferee, or, if permissible under applicable law by the Participant’s guardian or legal representative.
(f)No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of Employees, Participants or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument accepting the Award required by the Committee and delivered a fully executed copy thereof to Olin, and otherwise complied with the then applicable terms and conditions.
(g)No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of Olin or any Affiliate. Nothing in the Plan or any Award Agreement shall limit the right of
Olin or an Affiliate at any time to dismiss a Participant from employment, free from any liability or any claim under the Plan or the Award Agreement.
(h)Rights of a Shareholder.  No Award shall confer on any Participant any of the rights of a shareholder of Olin unless and until Shares are in fact issued to such Participant, without restriction, in connection with such Award.
(i)Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and, except as otherwise provided by the Committee, the delivery of any Shares or other benefits under the Plan to a Participant are conditioned on satisfaction of the applicable withholding requirements. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock
Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect to satisfy the withholding requirement, at the Committee’s discretion, in whole or in part, by having Olin withhold Shares having a Fair Market Value on the date the tax is to be determined (A) subject to the approval of the Committee, equal to the minimum statutory total tax that could be imposed on the transaction, or (B) solely to the extent authorized by the Committee in advance, at a higher rate up to the maximum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.  No opinion is expressed nor warranties made as to the tax effects under federal, foreign, state or local laws or regulations of any Award granted under the Plan. Regardless of whether Awards are intended to qualify for favorable tax treatment, Olin does not warrant or represent that such treatment will be available.
(j)Whistleblower Provisions. Nothing contained herein prohibits the Participant from: (i) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity, (ii) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations, or (iii) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange.
(k)Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Missouri, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan or any Award Agreement to the substantive law of another jurisdiction.  Any legal action against the Plan, Olin, an Affiliate, or the Committee may only be brought in the Circuit Court in St. Louis County and/or the United States District Court in St. Louis,
Missouri.
(l)Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable, or as to any Person or Award, or would disqualify the Plan or any Award, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
(m)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Olin or any Affiliate and a Participant or any other
Person. To the extent that any Person acquires a right to receive payments from Olin or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Olin or any Affiliate.
(n)Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange
Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable
Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
(o)Award Agreement. The terms of any plan or guideline adopted by the Committee and applicable to an Award shall be deemed incorporated in and a part of the related Award Agreement. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-
paper means for the Participant’s acceptance of, or actions under, an Award Agreement. In the event of any inconsistency or conflict between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern.
(p)Olin Policies.  Notwithstanding any other provisions of this Plan, (i) all Awards will be subject to any Company policy that Olin or an Affiliate may adopt and/or amend from time to time regarding the hedging or pledging (or any similar transaction) of Company securities and (ii) all Awards shall be subject to such deductions and clawback as may be required to be made pursuant to any law, government regulation or stock exchange listing requirement, or any policy adopted by Olin or an Affiliate, regardless of when such policy is adopted.
(q)409A Compliance. It is intended that the Plan (and any Award) will comply with or be exempt from Code Section
409A, and the Plan (and any Award) shall be interpreted and construed on a basis consistent with such intent.
The Plan (and any Award) may be amended in any respect deemed necessary (including retroactively) by the
Committee in order to preserve compliance with or exemption from Code Section 409A. The preceding shall not be construed as a guarantee of any particular tax effect for Plan benefits or Awards. A Participant (or beneficiary)
is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on the
Participant (or beneficiary) in connection with any Award to such Participant (or beneficiary) under the Plan
(including any taxes and penalties under Code Section 409A), and neither Olin nor any Affiliate shall have any obligation to indemnify or otherwise hold a Participant (or beneficiary) harmless from any or all of such taxes or penalties.
Section 14.Effective Date and Term.
The Plan shall be effective as of the Effective Date and, if not terminated earlier pursuant to Section 12, shall remain in effect until the tenth anniversary of the Effective Date. In the event of a Plan termination, the Plan shall remain in effect as long as any Awards under it are outstanding; provided; however, that, to the extent required by the Code, no Incentive
Stock Option may be granted under the Plan on a date that is more than ten years from the Effective Date.

Olin

Shareowner Services
P.O. Box 64873
St. Paul, MN 55164-0873

Address Change? Mark box, sign, and indicate changes below: ☐

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL, SIMPLY COMPLETE THE ITEMS BELOW.
SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENVELOPE PROVIDED.

1. Election of directors:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1a. Beverley A. Babcock	☐	☐	☐	1e. Julie A. Piggott	☐	☐	☐
1b. Edward M. Daly	☐	☐	☐	1f. Earl L. Shipp	☐	☐	☐
1c. Matthew S. Darnall	☐	☐	☐	1g. William H. Weideman	☐	☐	☐
1d. Kenneth T. Lane	☐	☐	☐	1h. Carol A. Williams	☐	☐	☐

Please fold here – Do not separate

2. Approval of Olin Corporation 2026 Long Term Incentive Plan. ☐ For ☐ Against ☐ Abstain

3. Advisory vote to approve named executive officer compensation. ☐ For ☐ Against ☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH OF THE LISTED NOMINEES, AND "FOR" ITEMS 2, 3 AND 4. SHOULD ANY NOMINEE BE UNABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY OUR BOARD OF DIRECTORS.

☐ Please mark this box if you plan to attend the meeting.

Date ______________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 30, 2026
8:00 a.m. Central Time

The 2026 Proxy Statement and 2025 Annual Report on Form 10-K are available online at
www.olin.com/proxy

If you plan to attend the Annual Meeting, please mark the box on the proxy and bring this card, which will serve as your Admission Card, to the meeting.

proxy

This proxy is solicited by our Board of Directors for use at the Annual Meeting on April 30, 2026.

The shares of Olin common stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. This card also provides confidential voting instructions for shares held in the Olin Corporation Retirement Savings Plan ("RSP"). If you are a participant and have shares of Olin common stock allocated to your RSP account, please read the Trustee's Authorization below regarding voting of those shares.

This proxy when properly executed will be voted in the manner you have directed. If no choice is specified, the proxy will be voted "FOR" each of the listed nominees, and "FOR" Items 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint ANGELA M. CASTLE and INCHAN HWANG, and each of them with full power of substitution, to act and vote all shares of Olin Corporation that the undersigned is entitled to vote on the matters shown on the reverse side and any other matters which may come before the Annual Meeting to be held on April 30, 2026 at 8:00 a.m. Central Time and all adjournments or postponements thereof.

Trustee's Authorization: You may direct Empower Annuity Insurance Company of America, as Trustee of the RSP, how to vote the shares of Olin common stock allocated to your RSP account on the four matters listed on the reverse side by completing and mailing this Proxy/Voting Instruction Form or submitting your voting instructions online or by telephone. The Trustee will vote the shares represented by this Proxy/Voting Instruction Form as instructed if proper instructions are **received** via mail, online or by telephone before 11:59 p.m. Eastern Time on April 27, 2026. The Trustee will vote all shares for which no instructions are received in the same proportion as shares for which they receive instructions.

Vote Online, by Telephone or Mail

Your online or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

ONLINE
www.proxypush.com/oln

Vote your proxy until 11:59 p.m. (ET) on April 29, 2026. RSP participants may vote until 11:59 p.m. (ET) on April 27, 2026.

PHONE
1-866-883-3382

Use a telephone to vote your proxy until 11:59 p.m. (ET) on April 29, 2026. RSP participants may vote until 11:59 p.m. (ET) on April 27, 2026.

MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope submitted in time to be received by April 29, 2026. RSP participants' proxy cards must be **received** by April 27, 2026.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.